File Nos. 002-10837

811-00525

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No. __	☐
Post-Effective Amendment No. 89	☒
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 35	☒

SELIGMAN INCOME AND GROWTH FUND, INC.

(Exact name of registrant as specified in charter)

100 PARK AVENUE, NEW YORK, NEW YORK 10017

(Address of principal executive offices)

Registrant's Telephone Number: 212-850-1864 or

Toll Free: 800-221-2450

LAWRENCE P. VOGEL, Treasurer

100 Park Avenue

New York, New York 10017

(Name and address of agent for service)

It is proposed that this filing will become effective (check appropriate box):

☐ immediately upon filing pursuant to paragraph (b)	☐ on (date) pursuant to paragraph (a)(1)
☒ on May 1, 2007 pursuant to paragraph (b)	☐ 75 days after filing pursuant to paragraph (a)(2)
☐ 60 days after filing pursuant to paragraph (a)(1)	☐ on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus

May 1, 2007

Seligman

Income and Growth Fund, Inc.

Seeking Total Return Through a Combination of Capital Appreciation and Income Consistent With What is Believed to be a Prudent Allocation Between Equity and Fixed-Income Securities

The Securities and Exchange Commission has neither approved nor disapproved this Fund, and it has not determined this Prospectus to be accurate or adequate. Any representation to the contrary is a criminal offense.

An investment in this Fund or any other fund cannot provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objectives, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. We recommend that you consult an authorized dealer or your financial advisor to determine if this Fund is suitable for you.

EQIN1 5/2007

For More Information	back cover

The Fund

Investment Objective

The Fund’s investment objective is total return through a combination of capital appreciation and income consistent with what is believed to be a prudent allocation between equity and fixed-income securities.

Principal Investment Strategies

The Fund uses the following principal investment strategies to seek its investment objective:

The Fund allocates its assets between equity securities and fixed-income securities. Securities are carefully selected in light of the Fund’s investment objective and are diversified among many different types of securities and market sectors. As of March 31, 2007, approximately 71% of the Fund’s portfolio was invested in equity securities and approximately 29% was invested in fixed-income securities. However, the proportion of the Fund’s assets invested in each type of security will vary from time to time based on the investment manager’s assessment of general market and economic conditions.

Equity Securities

Equity securities in which the Fund may invest include: common stocks, including real estate investment trusts (“REITs”); securities convertible into common stocks; preferred stocks; and American Depositary Receipts (“ADRs”). The Fund usually invests in the common stock of larger US companies; however, it may invest in companies of any size. REITs are companies that invest primarily in income-producing real estate or real estate related loans or interests. ADRs are publicly traded instruments generally issued by domestic banks or trust companies that represent securities of foreign issuers.

Equity securities are chosen using an investment strategy, consisting of: analytical security evaluation, including fundamental research; and portfolio construction. The final equity portfolio composition, therefore, is a reflection of these analytical and qualitative techniques.

Security Evaluation. The investment manager applies analytical techniques to evaluate a broad universe of stocks based on a number of factors. The factors may include projected earnings, earnings surprise forecasts, projected cash flow, price momentum, historical income and balance sheet items, and other factors.

In addition to evaluating analytical measures, the investment manager applies traditional fundamental research to gather qualitative information. This means the investment manager concentrates on individual company fundamentals, focusing on companies that the investment manager believes are well managed and possess the opportunity for earnings growth. With respect to REITs, the investment manager may evaluate several additional factors affecting a company including, but not limited to, the quality of properties underlying the applicable REIT, changes in real estate market conditions, tactical shifts among property sectors and local market conditions that may affect these companies.

Portfolio Construction. During the course of the security evaluation and fundamental analysis discussed above, the investment manager assigns weightings to the stocks being considered for investment. The investment manager considers the risk and expected return of each individual stock as well as the overall portfolio. The manager also evaluates exposure by sector, industry, market capitalization and other categories.

The Fund generally sells an equity security if the investment manager believes its target price has been reached, its fundamentals have deteriorated,

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or ongoing evaluation reveals that there are more attractive investment opportunities available.

Investment Grade Securities

Investment grade fixed-income securities are those rated within the four highest rating categories by Moody’s Investors Service (“Moody’s”), Standard & Poor’s Rating Services (“S&P”) or Fitch Ratings, or are securities deemed by the investment manager to be of comparable quality (collectively, “Investment Grade Securities”). They include obligations issued and guaranteed by the US government or its agencies or instrumentalities, corporate bonds and other obligations, mortgage-backed and other asset-backed securities, obligations of non-US government agencies and private institutions, and income-producing cash equivalents, including repurchase agreements. Mortgage-backed securities include collateralized mortgage obligations, mortgage pass-through securities and stripped mortgage-backed securities.

In selecting Investment Grade Securities, the Fund’s investment approach combines macroeconomic analysis of the fixed-income market with fundamental research into individual securities, customized by market sector. The investment manager considers the trends in the fixed-income market and evaluates the long-term trends in interest rates. If the investment manager believes interest rates will decline or remain flat, the Fund will seek to purchase securities with longer maturities, and if the investment manager expects rates to rise, the Fund will seek to purchase securities with shorter maturities (securities with longer maturities typically offer higher yields but are subject to greater price volatility than securities with shorter maturities). The investment manager may invest in securities of any duration. The investment manager will also evaluate each security’s particular characteristics, such as duration, yield, quality and relative value, and total return opportunities.

High-Yield Securities

High-Yield securities (many of which are commonly known as “junk bonds”) carry non-investment grade ratings (Ba or below by Moody’s or BB or below by Fitch Ratings or S&P) or are securities deemed to be below investment grade by the investment manager (“High-Yield Securities”). Although High-Yield Securities have the potential to offer higher yields than Investment Grade Securities with higher ratings and similar maturities, High-Yield Securities are subject to greater risk of loss of principal and interest than Investment Grade Securities. The Fund may invest in all types of High-Yield Securities including:

■	Senior and subordinated corporate debt obligations of both US and non-US issuers (including debentures);

■	Mortgage and other asset-backed securities;

■	Capital appreciation bonds, including zero-coupon and pay-in-kind securities;

■	Convertible securities, preferred stock, structured securities and loan participations;

■	Municipal securities;

■	Obligations of foreign governments;

■	Securities that are rated in default by a nationally recognized statistical rating organization;

■	Repurchase agreements relating to the above instruments;

■	Warrants, rights and other equity securities that are acquired in connection with the Fund’s investments in High-Yield Securities; and

■	Restrict securities that may be offered and sold only to “qualified institutional buyers” under Rule 144A of the Securities Act of 1933 (“Rule 144A Securities”).

The Fund does not have any portfolio maturation limitation, and may invest its assets in High-Yield Securities of short, medium or long maturities.

In buying and selling High-Yield Securities for the Fund, the investment manager uses a relative value approach which involves (i) a top-down macroeconomic analysis of general economic and

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market conditions and (ii) bottom-up fundamental research of individual issuers. Applying top-down macroeconomic analysis, the investment manager looks to identify sectors and industries that it believes offer good investment opportunities, and uses extensive in-depth research to identify issuers it believes are attractive within those sectors and industries. In making sector allocations, the investment manager analyzes and compares expected returns and assumed risks. In addition to this risk/return analysis, the investment manager looks at a variety of factors when making sector and industry allocation decisions, including, but not limited to, one or more of the following:

■	The potential effect of the interest-rate environment on various sectors and industries;

■	Potential for corporate earnings growth;

■	The sector or industry contribution to GDP; and

■	Historical and anticipated default rates.

In selecting individual securities, the investment manager, as part of the relative value approach, uses bottom-up fundamental research of individual issuers. The investment manager will emphasize particular securities and types of securities that it believes will provide the potential for favorable performance in light of the risks. In making investment decisions, the investment manager looks at a variety of issuer-specific factors, including, but not limited to, one or more of the following:

■	Strong operating cash flow and margins;

■	Favorable or improving credit quality;

■	Leadership in market share or other competitive advantage;

■	Superior management; and

■	Attractive valuation relative to: the high-yield market generally, a particular industry, or the issuer’s capital structure.

The Fund will generally sell High-Yield Securities if the investment manager believes that the issuer displays one or more of the following: a deteriorating financial condition (including results of operations and cash flows), an ineffective management team, an unattractive relative valuation or deteriorating credit quality, or if there is a change in macroeconomic factors that the investment manager believes will adversely impact an issuer (e.g., a change in the interest rate environment). In addition, the Fund may sell a High-Yield Security if better opportunities exist in the equity markets.

Other Strategies

The Fund may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold) and may invest up to 10% of its total assets directly in foreign securities. The limit on foreign securities does not apply to ADRs or commercial paper and certificates of deposit issued by foreign banks.

The Fund may also invest up to 10% of its assets in exchange-traded funds (“ETFs”). ETFs are traded, like individual stocks, on an exchange, but they represent baskets of securities that seek to track the performance of certain indices. The indices include not only broad-market indices but more specific indices as well, including those relating to particular sectors, countries and regions. The Fund may invest in ETFs for short-term cash management purposes or as part of its overall investment strategy.

The Fund may also invest up to 10% of its assets in equity-linked securities (each, an “ELS”) as part of its overall investment strategy. An ELS is a debt instrument whose value is based on the value of a single equity security, basket of equity securities or an index of equity securities (each, an “Underlying Equity”). An ELS typically provides interest income, thereby offering a yield advantage over investing directly in an Underlying Equity. However, the holder of an ELS typically does not benefit from any appreciation in the Underlying Equity, but is exposed to downside market risk. The Fund may purchase ELSs that trade on a securities exchange or those that trade on the over-the-counter markets,

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including securities offered and sold under Rule 144A of the Securities Act of 1933. The Fund may also purchase an ELS in a privately negotiated transaction with the issuer of the ELS (or its broker- dealer affiliate).

The Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal strategies in seeking to minimize extreme volatility caused by adverse market, economic, political, or other conditions. This could prevent the Fund from achieving its objectives.

The Fund’s investment objective may be changed only with shareholder approval. The principal investment strategies may be changed without shareholder approval. Any changes to these strategies, however, must be approved by the Fund’s Board of Directors.

There is no guarantee that the Fund will achieve its objectives.

Principal Risks

A significant portion of the Fund’s assets may be invested in common stocks. Stock prices fluctuate. Therefore, as with any fund that invests in stocks, the Fund’s net asset value will fluctuate, especially in the short term. You may experience a decline in the value of your investment and you could lose money if you sell your shares at a price lower than you paid for them.

The Fund may not invest 25% or more of its total assets in securities of companies in any one industry. The Fund may, however, invest a substantial percentage of its assets in certain industries or economic sectors believed by the investment manager to offer good investment opportunities. If an industry or economic sector in which the Fund is invested falls out of favor, the Fund’s performance may be negatively affected.

Stocks of large US companies, like those in which the Fund may invest, periodically experience periods of volatility. During these volatile periods, the value of large company stocks have periodically declined. To the extent large company stocks were to experience similar declines in the future, the Fund’s performance (including its yield, net asset value and total return) would be adversely impacted.

The portion of the Fund’s assets that are invested in fixed-income securities will be subject to interest rate risk and credit risk, as discussed below.

Changes in market interest rates will affect the value of the fixed-income securities held by the Fund. In general, the market value of fixed-income securities move in the opposite direction of interest rates: the market value decreases when interest rates rise, and are therefore subject to a greater degree of market price volatility. Changes in the value of the fixed-income securities held by the Fund may affect the Fund’s net asset value. The extent to which the Fund is affected will depend on the percentage of the Fund’s assets that is invested in fixed-income securities and the duration of the securities held.

A fixed-income security could deteriorate in quality to such an extent that its rating is downgraded or its market value declines relative to comparable securities. Credit risk also includes the risk that an issuer of a security would be unable to make interest and principal payments. To the extent the Fund holds securities that are downgraded, or default on payment, its performance could be negatively affected.

Fixed-income securities, like those in which the Fund invests, are traded principally by dealers in the over-the-counter market. The Fund’s ability to sell securities it holds is dependent on the willingness and ability of market participants to provide bids that reflect current market levels. Adverse market conditions could result in a lack of liquidity by reducing the number of ready buyers.

High-Yield Securities are subject to greater risk of loss of principal and income than higher-rated bonds and notes and are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.

In respect of the High-Yield Securities held by the Fund, an economic downturn could adversely impact issuers’ ability to pay interest and repay

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principal and could result in issuers defaulting on such payments. The value of these holdings will be affected, like all fixed income securities, by market conditions relating to changes in prevailing interest rates. However, the value of High-Yield Securities is also affected by investors’ perceptions. When economic conditions appear to be deteriorating, lower-rated or unrated corporate bonds and notes may decline in market value due to investors’ heightened concerns and perceptions about credit quality.

The market for High-Yield Securities may be less active and less liquid than for higher-rated securities. Under adverse market or economic conditions, the secondary market for these securities could contract further, causing the Fund difficulties in valuing and selling its High-Yield Securities.

Although to a lesser extent than with non-convertible fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock.

During periods of falling interest rates issuers of an obligation held by the Fund may prepay or call securities with higher coupons or interest rates before their maturity dates. If this occurs, the Fund could lose potential price appreciation and could be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income.

Capital appreciation bonds, including “zero-coupon” and “pay-in-kind” securities, may be subject to greater fluctuations in value because they tend to be more speculative than income-bearing securities. Fluctuations in the market prices of these securities owned by the Fund could result in corresponding fluctuations and volatility in the net asset value of the shares of the Fund.

If an issuer repays an obligation such as a mortgage-backed security held by the Fund more slowly than anticipated, the Fund’s returns could be adversely impacted. This could occur if an underlying mortgage pool has unusual characteristics or because interest rates have remained too high to stimulate repayment. In either case, the value of the obligation will decrease and the Fund will be prevented from investing in higher-yielding securities.

Foreign securities, illiquid securities and derivatives (including rights and warrants) in the Fund’s portfolio involve higher risk and may subject the Fund to higher price volatility. Investing in securities of foreign issuers involves risks not associated with US investments, including currency fluctuations, local withholding and other taxes, different financial reporting practices and regulatory standards, high costs of trading, and changes in political conditions. With respect to investments in securities of issuers located in emerging markets, investments may also be subject to risks associated with expropriation, investment and repatriation restrictions, settlement and custody.

The Fund will not invest in real estate directly, but only in securities issued by real estate companies. However, because of its investments in the securities of companies in the real estate industry, it is also subject to the risks associated with the direct ownership of real estate. These risks include declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds or other capital; overbuilding; lack of completion of developments or delays in completion; extended vacancies of properties; increased competition; increases in property taxes and operating expenses; changes in zoning laws or other government regulations; costs resulting from the clean-up of, and legal liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; limitations on, or unavailability of, insurance on favorable economic terms; limitations on rents; changes in neighborhood values and the appeal of properties to tenants; tenant

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bankruptcies and other credit problems; changes in valuation due to the impact of terrorist incidents on a particular property or area, or on a segment of the economy; uninsured damages, including those arising from floods, earthquakes or other natural disasters or from acts of war or terrorism; changes in interest rates; and legal, cultural or technological developments.

These risks, including the perception that these risks may materialize, could contribute to a decline in dividends received and paid by the Fund and a decline in the value of its investments and, consequently, its share price. To the extent the Fund’s investments are concentrated in particular geographical regions or types of real estate companies, it may be subject to certain of these risks to a greater degree.

The above factors may also adversely affect a borrower’s or a lessee’s ability or willingness to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may suffer losses, experience delays in enforcing its rights as a mortgagee or lessor and incur substantial costs associated with protecting its investments.

Equity REITs (those REITs that invest a majority of their assets in real property and derive their income primarily from rents) may be affected by changes in the value of the underlying property owned by the trusts, while mortgage REITs (those REITs that invest a majority of their assets in real estate mortgages and derive their income primarily from interest payments) may be affected by the quality of any credit extended, interest rates and refinancings. Further, REITs are dependent upon management skills and generally may not be diversified. As a result, performance of any REIT holdings ultimately depends on the types of real property in which the REITs invest and how well the property is managed. REITs are also subject to heavy cash flow dependency. REITs could possibly fail to qualify for tax free pass-through of income under the Internal Revenue Code of 1986, as amended, or to maintain their exemptions from registration under the Investment Company Act of 1940, as amended.

REITs have ongoing operating fees and expenses, which may include management, advisory and administration fees or expenses. These fees and expenses are borne by REIT shareholders, including the Fund.

Because investors generally look to real estate companies for a stream of income, the prices of real estate company shares may be more sensitive to changes in interest rates than are other equity securities. Since interest rates are at or near historical lows, it is likely that they will rise in the near future.

Even the larger REITs in the industry tend to be small to medium-sized companies in relation to the equity markets as a whole. Smaller company stocks, as a whole, may experience larger price fluctuations than large company stocks or other types of investments. During periods of investor uncertainty, investor sentiment may favor large, well-known companies over small, lesser-known companies. There may be less trading in a small company’s stock, which means that buy and sell transactions in that stock could have a larger impact on the stock’s price than is the case with larger company stocks.

The investment manager can at any time allocate significantly more of the Fund’s assets to either equity or fixed-income securities and, if either asset class that the Fund may be more heavily invested in falls out of favor, performance may be negatively affected.

If the Fund invests in ETFs, shareholders would bear not only the Fund’s expenses (including operating expenses and management fees), but also similar expenses of the ETFs, and the Fund’s return will therefore be lower. To the extent the Fund invests in ETFs, the Fund is exposed to the risks associated with the underlying investments of the ETFs and the Fund’s performance may be negatively affected if the value of those underlying investments declines.

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The Fund’s investments in ELSs would subject it to the downside market risk associated with the Underlying Equity, and to additional risks not typically associated with investments in listed equity securities, such as liquidity risk, credit risk of the issuer, and concentration risk. The liquidity of unlisted ELSs is normally determined by the willingness of the issuer to make a market in the ELS. While the Fund will seek to purchase ELSs only from issuers that it believes to be willing to, and capable of, repurchasing the ELS at a reasonable price, there can be no assurance that the Fund will be able to sell any ELS at such a price or at all. This may impair the Fund’s ability to enter into other transactions at a time when doing so might be advantageous. In addition, because ELSs are senior unsecured notes of the issuer, the Fund would be subject to the risk that the issuer may default on its obligations under the ELS, and the potential risk of being too concentrated in the securities (including ELSs) of that issuer.

The Fund may actively and frequently trade securities in its portfolio to carry out its principal strategies. A high portfolio turnover rate increases transaction costs which may increase the Fund’s expenses. Frequent and active trading may cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Website References

The website references in this Prospectus are inactive textual references and information contained in or otherwise accessible through these websites does not form a part of this Prospectus.

Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.

Past Performance

The performance information on the following page provides some indication of the risks of investing in the Fund by showing how the performance of Class A shares has varied from year to year, as well as how the performance of certain of the Fund’s classes compares to three widely-used measures of performance and a blended index created by the investment manager, as further described below.

The following performance information is designed to assist you in comparing the returns of the Fund with the returns of other mutual funds. How the Fund has performed in the past (before and after taxes), however, is not necessarily an indication of how the Fund will perform in the future. Total returns will vary between each Class of shares due to differing fees and expenses.

The Class A annual total returns presented in the bar chart on the following page do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The Fund’s average annual total returns presented in the table following the bar chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions, if any, were reinvested.

After-tax returns presented in the table on the following page are for Class A shares only. After-tax returns for Class B, Class C, Class D and Class R shares will vary due to differing fees and expenses. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sales of Fund shares.

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Class A Annual Total Returns

Best quarter return: 9.39% – quarter ended 6/30/03.

Worst quarter return: -9.50% – quarter ended 9/30/01.

Average Annual Total Returns – Periods Ended 12/31/06

	One Year	Five Years	Ten Years		Class C Since Inception 5/27/99		Class R Since Inception 4/30/03
Class A
Return before taxes	10.31%	4.30%	3.28%		n/a		n/a
Return after taxes on distributions	9.54	3.85	2.03		n/a		n/a
Return after taxes on distributions and sale of Fund shares	7.24	3.51	2.14		n/a		n/a
Class B	10.01	4.20	3.18	#	n/a		n/a
Class C	12.86	4.31	n/a		1.37%		n/a
Class D	13.93	4.52	3.00		n/a		n/a
Class R	14.73	n/a	n/a		n/a		9.94%
S&P 500 Index	15.78	6.18	8.41		2.96		14.66
Lehman Brothers Government/Credit Index	3.78	5.17	6.26		6.00		3.33
Blended Index	10.88	6.04	7.90		4.50	(1)	10.12
Lipper Mixed-Asset Target Allocation Growth Funds Average	11.98	6.15	7.19		4.53		11.79

The Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”), the Lehman Brothers Government/Credit Index (“Lehman Index”), the Blended Index and the Lipper Mixed-Asset Target Allocation Growth Funds Average (“Lipper Average”) are unmanaged benchmarks that assume the reinvestment of all distributions. The Lipper Average does not reflect any sales charges or taxes and the S&P 500 Index, the Lehman Index and the Blended Index do not reflect any fees, sales charges or taxes. The S&P 500 Index measures the performance of 500 of the largest US companies based on market capitalization. The Lehman Index is composed of all bonds that are investment grade (rated Baa or higher by Moody’s or BBB or higher by S&P, if unrated by Moody’s) with at least one year to maturity. The Blended Index is an index created by J. & W. Seligman & Co. Incorporated (“Seligman”), the Fund’s investment manager. The Blended Index is comprised of a 60% weighting in the S&P 500 Index and a 40% weighting in the Lehman Index. The Lipper Average measures the performance of funds, that by portfolio practice, maintain a mix of between 60%-80% equity securities, with the remainder invested in bonds, cash and cash equivalents. Lipper currently classifies the Fund as a Mixed-Asset Target Allocation Growth Fund. Investors cannot invest directly in an average or an index.

#	The ten-year return for Class B shares reflects automatic conversion to Class A shares approximately eight years after their date of purchase.
(1)	From May 28,1999.

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Fees and Expenses

The table below summarizes the fees and expenses that you may pay as a shareholder of the Fund. Each Class of shares has its own sales charge schedule and is subject to different ongoing 12b-1 fees. Shareholder fees are charged directly to your account. Annual fund operating expenses are deducted from Fund assets and are therefore paid indirectly by you and other shareholders of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class A		Class B	Class C	Class D	Class R
Total Maximum Sales Charge (Load)	4.75%		5%	2%	1%	1%
Maximum Sales Charge (Load) on Purchases (as a % of offering price)	4.75%	(1)	none	1%	none	none
Maximum Deferred Sales Charge (Load) (CDSC) on Redemptions (as a % of original purchase price or current net asset value whichever is less)	none(1)		5%	1%	1%	1%

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
(as a percentage of average net assets)
Management Fees	0.60%		0.60%	0.60%	0.60%	0.60%
Distribution and/or Service (12b-1) Fees	0.25%		1.00%	1.00%	1.00%	0.50%
Other Expenses	0.65%		0.65%	0.65%	0.65%	0.65%
Total Annual Fund Operating Expenses	1.50%		2.25%	2.25%	2.25%	1.75%

(1)	Certain investors who do not pay an initial sales charge (e.g., purchases of $1,000,000 or more, and purchases through certain retirement plans) may be subject to a 1% CDSC if shares are sold within 18 months of purchase.

Example

This example is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund’s total annual operating expenses (including the management fee) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$620	$927	$1,255	$2,180
Class B	728	1,003	1,405	2,396	†
Class C	425	796	1,293	2,659
Class D	328	703	1,205	2,585
Class R	278	551	949	2,062

If you did not sell your shares at the end of each period, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$620	$927	$1,255	$2,180
Class B	228	703	1,205	2,396	†
Class C	326	796	1,293	2,659
Class D	228	703	1,205	2,585
Class R	178	551	949	2,062

†	Class B shares will automatically convert to Class A shares approximately eight years after purchase.

Management Fees:

Fees paid out of Fund assets to the investment manager to compensate it for managing the Fund.

12b-1 Fees:

Fees paid by each Class, pursuant to a plan adopted by the Fund under Rule 12b-1 of the Investment Company Act of 1940. The plan allows each Class to pay distribution and/or service fees for the sale and distribution of its shares and for providing services to shareholders.

Other Expenses:

Miscellaneous expenses of running the Fund, including such things as shareholder account services, registration, custody, auditing and legal fees.

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Management

The Fund’s Board of Directors provides broad supervision over the affairs of the Fund.

J. & W. Seligman & Co. Incorporated (Seligman), 100 Park Avenue, New York, New York 10017, is the investment manager of the Fund. Seligman manages the investment of the Fund’s assets, including making purchases and sales of portfolio securities consistent with the Fund’s investment objectives and strategies, and administers the Fund’s business and other affairs.

Established in 1864, Seligman currently serves as manager to 23 US registered investment companies, which offer 60 investment portfolios with approximately $11.5 billion in assets as of March 31, 2007. Seligman also provides investment management or advice to institutional or other accounts having an aggregate value at March 31, 2007 of approximately $7.7 billion.

The Fund pays Seligman a fee for its management services. The fee rate declines as the Fund’s net assets increase. It is equal to an annual rate of 0.60% of the Fund’s average daily net assets on the first $1 billion of net assets, 0.55% of the Fund’s average daily net assets on the next $1 billion of net assets and 0.50% of the Fund’s average daily net assets in excess of $2 billion. For the year ended December 31, 2006, the management fee paid by the Fund to Seligman was equal to an annual rate of 0.60% of the Fund’s average daily net assets.

A discussion regarding the basis for the Fund’s Board of Director’s approval of the continuance of the investment management agreement between the Fund and Seligman is available in the Fund’s Annual Report, dated December 31, 2006.

Portfolio Management

The Fund is co-managed by Seligman’s Core Investment Team headed by Mr. John B. Cunningham, Seligman’s Investment Grade Team headed by Mr. Francis L. Mustaro, and Seligman’s High-Yield Team headed by Mr. J. Eric Misenheimer.

Mr. Cunningham, a Managing Director and Chief Investment Officer of Seligman, is Vice President and Portfolio Manager of the Fund. He is also Vice President and Portfolio Manager of Seligman Common Stock Fund, Inc. and Tri-Continental Corporation (a closed-end investment company), Vice President of Seligman Portfolios, Inc. and Portfolio Manager of its Seligman Common Stock Portfolio, and Vice President and Co-Portfolio Manager of Seligman TargetHorizon ETF Portfolios, Inc. Prior to joining Seligman in 2004, Mr. Cunningham was, beginning in 2001, a Managing Director, Senior Portfolio Manager of Salomon Brothers Asset Management (“SBAM”) and Group Head of SBAM’s Equity Team. Prior to 2001, he was a Director, Portfolio Manager of SBAM.

Mr. Mustaro, a Managing Director of Seligman, is Vice President and Co-Portfolio Manager of the Fund. In addition to his responsibilities in respect of the Fund, Mr. Mustaro is Vice President and Portfolio Manager of Seligman Cash Management Fund, Inc. and Seligman Core Fixed Income Fund, Inc., Vice President of Seligman High Income Fund Series and Portfolio Manager of its Seligman U. S. Government Securities Fund, and Vice President of Seligman Portfolios, Inc. and Portfolio Manager of

Affiliates of Seligman:

Seligman Advisors, Inc.:

The Fund’s distributor; responsible for accepting orders for purchases and sales of Fund shares.

Seligman Services, Inc.:

A limited purpose broker/dealer; acts as the broker/dealer of record for shareholder accounts that do not have a designated broker or financial advisor.

Seligman Data Corp. (“SDC”):

The Fund’s shareholder service agent; provides shareholder account services to the Fund at cost.

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each of its Seligman Cash Management Portfolio and Seligman Investment Grade Fixed Income Portfolio. Mr. Mustaro joined Seligman in April 2006. Prior to joining Seligman, Mr. Mustaro was a Senior Portfolio Manager, Core Fixed Income Group of Citigroup Asset Management (“CAM”) since 1995, a Managing Director of CAM since 2004 and, prior to then, a Director of CAM since 2000.

Mr. Misenheimer, a Managing Director of Seligman, is Vice President and Co-Portfolio Manager of the Fund. Mr. Misenheimer is also Vice President and Co-Portfolio Manager of Seligman Core Fixed Income Fund, Inc. and Vice President of Seligman High Income Fund Series and Portfolio Manager of its Seligman High-Yield Fund. Before joining Seligman in 2005, he was Senior Vice President, Director of Taxable High Yield Fixed Income Investing for Northern Trust Global Investments and was, since July 1999, the management team leader for the Northern High Yield Fixed Income Fund.

Paul J. Pertusi, a Vice President of Seligman, is a member of Seligman’s Investment Grade Team. Mr. Pertusi was employed as an investment professional with Seligman from April 2002 through January 2005, and then was employed as an investment professional with Schroders Investment Management until he returned to Seligman in July 2005. Previously, he was Portfolio Manager for the Fixed Income Management Group at the Bank of New York since 1997.

Mr. Paul A. Langlois, a Senior Vice President, Investment Officer of Seligman, is a member of Seligman’s High-Yield Team. Mr. Langlois is Vice President of Seligman High Income Fund Series and Co-Portfolio Manager of its High Yield Fund. Mr. Langlois joined Seligman in March of 2002. Prior to then, Mr. Langlois was an analyst with Triton Partners since October 2000.

Mr. Henry P. Rose, a Senior Vice President, Investment Officer of Seligman, is a member of the Seligman’s High-Yield Team. Mr. Rose is Vice President of Seligman High Income Fund Series and Co-Portfolio Manager of its High Yield Fund. Mr. Rose joined Seligman in May 2005. Prior to then, he was a Senior Credit Analyst with Northern Trust Global Investments from 2000 to 2005 where he concentrated on high-yield securities.

Mr. Cunningham generally makes the investment decisions with respect to the equity securities portion of the Fund, including investments in REITs. Mr. Mustaro generally makes the investment decisions with respect to investment grade fixed-income securities, other than corporate bonds, for which Mr. Pertusi is responsible. Mr. Misenheimer is responsible for investing in high-yield securities. Mr. Cunningham, in consultation with Messrs. Mustaro and Misenheimer, determines the allocation among the available asset classes. Mr. Cunningham, with the assistance of Messrs. Mustaro and Misenheimer, considers and makes strategic investments in preferred stocks.

The Fund’s Statement of Additional Information provides additional information about the compensation of the individuals named above (the “Portfolio Managers”), other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership of securities of the Fund.

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Frequently Asked Questions About Regulatory Matters

In late 2003, Seligman conducted an extensive internal review in response to public announcements concerning mutual fund trading practices. The following discussion has been prepared to provide shareholders with important information.

For purposes of this discussion, J. & W. Seligman & Co. Incorporated and its affiliates and related parties are referred to as “Seligman” or the “Manager,” and the Seligman registered investment companies are referred to as the “Seligman Funds.”

Q1.	Have any Seligman employees engaged in improper trading?

A.	The Manager conducted an internal review of employee trading in shares of the Seligman Funds in the fall of 2003 and continues to monitor employee trading in the Seligman Funds. The Manager has not found any improper trading activity by Seligman employees.

Q2.	Does Seligman have any policies relating to employee investment in the Seligman Funds?

A.	A majority of Seligman employees invest in the Seligman Funds, either directly or through the Seligman 401(k) plans. Trading by employees is monitored by the Manager’s legal department and is subject to the Manager’s Code of Ethics. In addition, unlike many 401(k) plans that permit daily trading, the Seligman 401(k) plans permit only weekly trading activity. All Seligman employees have been informed that excessive trading with respect to the Seligman Funds, or trading in the Seligman Funds based upon inside information, is inappropriate and may, in certain cases, be illegal. Employees who engage in inappropriate trading will be subject to disciplinary action, which may include termination of employment.

Q3.	Has Seligman engaged in improper disclosure of a Fund’s portfolio holdings?

A.	The Manager has found no improprieties relating to the disclosure of a Fund’s portfolio holdings. The Manager has not disclosed and does not disclose a Fund’s portfolio holdings prior to public dissemination, unless such disclosure is made for legitimate business purposes and only if the Manager believes that such disclosure will not be detrimental to a Fund’s interest. A description of the policies and procedures with respect to the disclosure of each Fund’s portfolio securities is set forth in each Fund’s Statement of Additional Information.

Q4.	What is Seligman’s policy with regard to receipt of late trades (i.e., after 4:00 pm Eastern Time)?

A.

Seligman does not accept late trades directly from Fund shareholders or prospective shareholders. The large majority of mutual fund trades submitted to Seligman are from broker-dealer firms and other financial intermediaries on behalf of their clients. These intermediaries have an obligation to ensure that trades submitted to the Seligman Funds after 4:00 pm on a trading day for that day’s net asset value were, in fact, received by those entities by 4:00 pm on that day. This applies to all trades from intermediaries, including those that are transmitted electronically to Seligman after the market closes. Although the Seligman Funds and the Manager, like other mutual fund groups, cannot determine the time at which orders received through financial intermediaries were placed, the Manager

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expects mutual fund trades submitted to Seligman by financial intermediaries to comply with all applicable laws and regulations. Seligman has contacted every financial intermediary that offers, sells, or purchases shares of the Seligman Funds in order to remind all of them of their responsibility to have reasonable policies and procedures to ensure that they comply with their legal and contractual obligations.

The Manager has found no instances of Fund shareholders engaging in late trading directly with the Seligman Funds. Seligman will cooperate with and support any governmental or regulatory investigation to identify and hold accountable any financial intermediary that has submitted orders in violation of applicable laws or regulations.

Q5.	What is Seligman’s policy regarding market timing?

A.	Seligman has policies and procedures in place to restrict trades that, in its judgment, could prove disruptive in the management of portfolios of the Seligman Funds. As part of the Manager’s procedures, the Manager frequently rejects trades, issues warning letters, and prohibits accounts from making further exchanges. Since September 2003, when the first proceedings relating to trading practices within the mutual fund industry were publicly announced, Seligman has taken additional steps to strengthen its policies and procedures. A general description of the Seligman Funds’ policies is set forth in each Fund’s prospectus.

Q6.	Has Seligman conducted an internal review relating to market timing?

A.	The Manager completed its internal review in the fall of 2003. As of September 2003, the Manager had one arrangement that permitted frequent trading. This arrangement was in the process of being closed down by the Manager before September 2003. Based on a review of the Manager’s records for 2001 through 2003, the Manager identified three other arrangements that had permitted frequent trading in the Seligman Funds. All three had already been terminated prior to the end of September 2002. The results of the Manager’s internal review were presented to the Independent Directors of the Seligman Funds. In order to resolve matters with the Independent Directors relating to the four arrangements, the Manager in May 2004 paid approximately $75,000 to Seligman Global Growth Fund, $300,000 to Seligman Global Smaller Companies Fund and $1.6 million to Seligman Global Technology Fund in recognition that these global investment funds presented some potential for time zone arbitrage. The amounts paid by the Manager represented less than 1/2 of 1% of each such Fund’s net asset value as of the date such payments were made. In addition, with respect to Seligman Communications and Information Fund and notwithstanding that time zone arbitrage opportunities did not exist, the Manager, at the request of the Independent Directors, agreed to waive a portion of its management fee, amounting to five basis points (0.05%) per annum, for that Fund for a period of two years commencing on June 1, 2004.

Q7.	Does Seligman disclose its internal market timing control procedures?

A.	Seligman’s market timing control procedures are proprietary. The Manager believes that disclosing these procedures will reduce their effectiveness.

Q8.	What new practices are being considered to prevent market timing abuses?

A.	Like other members of the mutual fund industry, Seligman has considered, and

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continues to consider numerous options, including the implementation of redemption fees. Seligman also has contacted every financial intermediary that offers, sells, or purchases shares of the Seligman Funds in order to inform all of them that they must have reasonable policies and procedures to ensure that they do not knowingly permit or facilitate excessive trading of the Seligman Funds or knowingly use or facilitate any methods designed to disguise such trading in the Seligman Funds.

Q9.	Is Seligman involved with any federal or state investigation relating to market timing or late trading?

A.	Beginning in February 2004, Seligman was in discussions with the New York staff of the SEC and the Office of the New York Attorney General (“Attorney General”) in connection with their review of frequent trading in certain of the Seligman mutual funds. No late trading is involved. This review was apparently stimulated by Seligman’s voluntary public disclosure of the foregoing arrangements in January 2004. In March 2005, negotiations to settle the matter were initiated by the New York staff of the SEC. After several months of negotiations, tentative agreement was reached, both with the New York staff of the SEC and the Attorney General, on the financial terms of a settlement. However, settlement discussions with the Attorney General ended when the Attorney General sought to impose operating conditions on Seligman that were unacceptable to Seligman, would have applied in perpetuity and were not requested or required by the SEC. Subsequently, the New York staff of the SEC indicated that, in lieu of moving forward under the terms of the tentative financial settlement, the staff was considering recommending to the Commissioners of the SEC the instituting of a formal action against Seligman. Seligman believes that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Funds.

Immediately after settlement discussions with the Attorney General ended, the Attorney General issued subpoenas to certain of the Seligman Funds and their directors. The subpoenas sought various Board materials and information relating to the deliberations of the Independent Directors as to the advisory fees paid by the Seligman mutual funds to Seligman. Seligman objected to the Attorney General’s seeking of such information and, on September 6, 2005, filed suit in federal district court seeking to enjoin the Attorney General from pursuing a fee inquiry. Seligman believes that the Attorney General’s inquiry is improper because Congress has vested exclusive regulatory oversight of investment company advisory fees in the SEC.

At the end of September 2005, the Attorney General indicated that it intended to file an action at some point in the future alleging, in substance, that Seligman permitted other persons to engage in frequent trading other than the arrangements described above and, as a result, the prospectus disclosure used by the Seligman Funds is and has been misleading. On September 26, 2006, the Attorney General commenced a civil action in New York State Supreme Court against J. & W. Seligman & Co. Incorporated, Seligman Advisors, Inc., Seligman Data Corp. and Brian T. Zino, reiterating, in substance, the foregoing claims and various other related matters. The Attorney General also claims that the fees charged by Seligman are excessive. The Attorney General is seeking

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damages and restitution, disgorgement, penalties and costs (collectively, “Damages”), including Damages of at least $80 million relating to alleged timing occurring in the Seligman Funds and disgorgement of profits and management fees, and injunctive relief. Seligman and Mr. Zino believe that the claims are without merit and intend to defend themselves vigorously.

Any resolution of these matters with regulatory authorities may include, but not be limited to, the relief sought by the Attorney General or other sanctions or changes in procedures. Any Damages will be paid by Seligman and not by the Seligman Funds. If Seligman is unsuccessful in its defense of these proceedings, it and its affiliates could be barred from providing services to the Seligman Funds, including serving as an investment adviser for the Seligman Funds and principal underwriter for the open-end Seligman Funds. If these results occur, Seligman will seek exemptive relief from the SEC to permit it and its affiliates to continue to provide services to the Seligman Funds. There is no assurance that such exemptive relief will be granted.

Seligman does not believe that the foregoing legal action or other possible actions should have a material adverse impact on Seligman or the Seligman Funds; however, there can be no assurance of this or that these matters and any related publicity will not result in reduced demand for shares of the Seligman Funds or other adverse consequences.

Q10.	Does Seligman have any market timing arrangements at the current time?

A.	Market timing arrangements in the Seligman Funds have been prohibited. In addition, Seligman has strengthened existing controls to discourage and help prevent market timing.

Q11.	Have any employees been disciplined in connection with the Manager’s overall internal review?

A.	One employee has left Seligman.

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Shareholder Information

Deciding Which Class of Shares to Buy

Each of the Fund’s Classes represent an interest in the same portfolio of investments. However, each Class has its own sales charge schedule, and its ongoing 12b-1 fees may differ from other Classes. When deciding which Class of shares to buy, you should consider, among other things:

■	The amount you plan to invest.

■	How long you intend to remain invested in the Fund, or another Seligman mutual fund.

■

If you would prefer to pay an initial sales charge and lower ongoing 12b-1 fees, or be subject to a CDSC (i.e., a contingent deferred sales charge) and pay higher ongoing 12b-1 fees, or in the case of employee benefit plans eligible to purchase Class R shares, be subject to a CDSC for a shorter period of time and pay higher ongoing 12b-1 fees.

■	Whether you may be eligible for reduced or no sales charges when you buy or sell shares.

An authorized dealer or your financial advisor will be able to help you decide which Class of shares best meets your needs.

Class A

■	Initial sales charge on Fund purchases, as set forth below:

Amount of your Investment	Sales Charge as a % of Offering Price(1)	Sales Charge as a % of Net Amount Invested	Regular Dealer Discount as a % of Offering Price
Less than $50,000	4.75%	4.99%	4.25%
$50,000 – $99,999	4.00	4.17	3.50
$100,000 – $249,999	3.50	3.63	3.00
$250,000 – $499,999	2.50	2.56	2.25
$500,000 – $999,999	2.00	2.04	1.75
$1,000,000 and over(2)	0.00	0.00	0.00

(1)	“Offering Price” is the amount that you actually pay for Fund shares; it includes the initial sales charge.
(2)	You will not pay an initial sales charge on purchases of $1 million or more, but you will be subject to a 1% CDSC if you sell your shares within 18 months.

■	Annual 12b-1 fee (for shareholder services) of up to 0.25%.

■	No initial sales charge on reinvested dividends or capital gain distributions.

Information Regarding Breakpoint Discounts for Class A Shares

Purchases of Class A shares by a “single person” may be eligible for the reduced initial sales charges (“Breakpoint Discounts”) that are described above. For the purpose of the Breakpoint Discount thresholds described above, “single persons” includes individuals and immediate family members (i.e., husband, wife, and minor children), as well as designated fiduciaries, certain employee benefit plans and certain

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tax-exempt organizations. For more information about what constitutes a “single person”, please consult the Fund’s Statement of Additional Information. “Single persons” may be eligible for Breakpoint Discounts under the following circumstances:

Discounts and Rights of Accumulation. Breakpoint Discounts contemplated above are also available under a Seligman Group of Funds program referred to as “Rights of Accumulation.” Under this program, reduced sales charges will apply if the sum of (i) the current amount being invested by a “single person” in Class A shares of the Fund and in Class A shares of other Seligman mutual funds (excluding Seligman Cash Management Fund), (ii) the current net asset value of the Class A shares and Class B shares of other Seligman mutual funds already owned by the “single person” other than Seligman Cash Management Fund (except as provided in (iii)) and (iii) the current net asset value of Class A shares of Seligman Cash Management Fund which were acquired by a “single person” through an exchange of Class A shares of another Seligman mutual fund, exceeds the Breakpoint Discount thresholds described for Class A shares above.

The value the shares contemplated by items (ii) and (iii) above (collectively, the “Prior Owned Shares”) will be taken into account only if SDC or the financial intermediary (if you are purchasing through a financial intermediary) is notified that there are holdings eligible for aggregation to meet the applicable Breakpoint Discount thresholds. If you are purchasing shares through a financial intermediary, you should consult with your intermediary to determine what information you will need to provide them in order to receive the Breakpoint Discounts to which you may be entitled. This information may include account records regarding shares eligible for aggregation that are held at any financial intermediary, as well as a social security or tax identification number. You may need to provide this information each time you purchase shares. In addition, certain financial intermediaries may prohibit you from aggregating investments in the Seligman Group of mutual funds if those investments are held in your accounts with a different intermediary or with SDC.

If you are dealing directly with SDC, you should provide SDC with account information for any shares eligible for aggregation. This information includes account records and a social security or tax identification number. You may need to provide this information each time you purchase shares.

Letter of Intent. A letter of intent allows you to purchase Class A shares over a 13-month period with the benefit of the Breakpoint Discounts discussed above, based on the total amount of Class A shares of the Fund that the letter states that you intend to purchase plus the current net asset value of the Prior Owned Shares. Reduced sales charges may be applied to purchases made within a 13-month period starting from the date of receipt from you of a letter of intent. In connection with such arrangement, a portion of the shares you initially purchase will be held in escrow to provide for any sales charges that might result if you fail to purchase the amount of shares contemplated by the letter of intent assuming your purchases would not otherwise be eligible for Breakpoint Discounts. These shares will be released upon completion of the purchases contemplated by the letter of intent. This program also applies separately to Class C shares. Accordingly, with respect to a letter of intent to purchase Class C shares, no other share class will be aggregated with Class C shares. Please see the Class C sales charge schedule of Breakpoint discounts below.

Eligible Employee Benefit Plans. Eligible employee benefit plans which have at least $500,000 invested in the Seligman Group of mutual funds or 50 eligible employees may purchase Class A shares at net asset value, but, in the event of plan termination, will be subject to a CDSC of 1% on shares purchased within eighteen months prior to plan termination.

BISYS Plans. Plans that (i) own Class B shares of any Seligman mutual fund and (ii) participate in Seligman Growth 401(k) through BISYS’s third-party administration platform may, with new contributions, purchase

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Class A shares at net asset value. Class A shares purchased at net asset value are subject to a CDSC of 1% on shares purchased within eighteen months prior to plan termination.

CDSCs. Purchases of Class A shares of $1 million or more under any of the programs discussed above are subject to a CDSC of 1% on redemptions made within 18 months of purchase, subject to certain limited exceptions set forth in the Fund’s Statement of Additional Information.

Additional Information. For more information regarding Breakpoint Discounts, please consult the Fund’s Statement of Additional Information. This information can also be found at www.seligman.com via a hyperlink that is designed to facilitate access to the information.

Information Regarding Sales of Class A Shares at Net Asset Value

Class A shares of the Fund may be issued without a sales charge to present and former directors, trustees, officers, employees (and their respective family members) of the Fund, the other investment companies in the Seligman Group of mutual funds, Seligman, SDC and Seligman’s affiliates.

Class A shares may also be issued without an initial sales charge to the following entities as further described in the Fund’s Statement of Additional Information: certain registered unit investment trusts; separate accounts established and maintained by certain insurance companies; registered representatives and employees (and their spouses and minor children) of any dealer or bank that has a sales agreement with the Fund’s distributor; financial institution trust departments; certain registered investment advisers; accounts of certain financial institutions, authorized dealers or investment advisors that charge account management fees; pursuant to certain sponsored arrangements with organizations that make recommendations or permit solicitations of its employees, members or participants; other investment companies in the Seligman Group in connection with a deferred fee arrangement for outside Directors, or pursuant to a “fund of funds” arrangement; certain “eligible employee benefit plans”; those partners and employees of outside counsel to the Fund or its directors or trustees who regularly provide advice and services to the Fund, to other funds managed by Seligman, or to their directors or trustees; in connection with sales pursuant to retirement plan alliance programs that have a written agreement with the Fund’s distributor; and to participants in certain retirement and deferred compensation plans and trusts for which certain entities act as broker-dealer, trustee, or recordkeeper.

For more information about those who can purchase shares of the Fund without a sales charge and other relevant information, please consult the Fund’s Statement of Additional Information. In addition, this information can be found at www.seligman.com via a hyperlink that is designed to facilitate access to the information.

If you are eligible to purchase Class A shares without a sales charge, you should inform your financial intermediary or SDC of such eligibility and be prepared to provide proof thereof.

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Class B

■	No initial sales charge on purchases.

■	A declining CDSC on shares sold within 6 years of purchase:

Years Since Purchase	CDSC
Less than 1 year	5%
1 year or more but less than 2 years	4
2 years or more but less than 3 years	3
3 years or more but less than 4 years	3
4 years or more but less than 5 years	2
5 years or more but less than 6 years	1
6 years or more	0

■	Annual 12b-1 fee (for distribution and shareholder services) of 1.00%.

■	Automatic conversion to Class A shares approximately eight years after purchase, resulting in lower ongoing 12b-1 fees.

■	No CDSC when you sell shares purchased with reinvested dividends or capital gain distributions.

Class C

■	Initial sales charge on Fund purchases, as set forth below:

Amount of your Investment	Sales Charge as a % of Offering Price(1)	Sales Charge as a % of Net Amount Invested	Regular Dealer Discount as a % of Offering Price
Less than $100,000	1.00%	1.01%	1.00%
$100,000 – $249,999	0.50	0.50	0.50
$250,000 – $999,999	0.00	0.00	0.00

(1)	“Offering Price” is the amount that you actually pay for Fund shares; it includes the initial sales charge.

■	A 1% CDSC on shares sold within eighteen months of purchase.

■	Annual 12b-1 fee (for distribution and shareholder services) of 1.00%.

■	No automatic conversion to Class A shares, so you will be subject to higher ongoing 12b-1 fees indefinitely.

■	No initial sales charge on reinvested dividends or capital gain distributions.

■	No CDSC when you sell shares purchased with reinvested dividends or capital gain distributions.

Your purchase of Class C shares must be for less than $1,000,000, because if you invest $1,000,000 or more you will pay less in fees and charges if you buy Class A Shares.

When purchasing shares through certain financial intermediaries listed in the Fund’s Statement of Additional Information, investors may also buy Class C shares without an initial sales charge and with a 1% CDSC on shares sold within twelve months of purchase. Such intermediaries are known as Level Load Intermediaries.

In addition, in connection with the purchase of Class C shares by a “single person” (as defined above and in the Fund’s Statement of Additional Information), investors may be eligible for Breakpoint Discounts, as provided in

Your purchase of Class B shares must be for less than $250,000, because if you invest $250,000 or more, you will pay less in fees and charges if you buy another Class of Shares. If you are considering purchasing Class B shares in an amount greater than $50,000 initially or over time (e.g., over thirteen months), you should consider whether you would be better off purchasing Class A or Class C shares, including pursuant to a Class A or Class C letter of intent. Please consult your financial advisor for assistance in selecting the appropriate class of shares.

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the Class C sales charge schedule through a Right of Accumulation and a letter of intent, as described above. For the purpose of determining eligibility for a Breakpoint Discount under a Right of Accumulation or letter of intent in respect of Class C shares, no other share class will be aggregated with Class C shares.

Class D*

■	No initial sales charge on purchases.

■	A 1% CDSC on shares sold within one year of purchase.

■	Annual 12b-1 fee (for distribution and shareholder services) of 1.00%.

■	No automatic conversion to Class A shares, so you will be subject to higher ongoing 12b-1 fees indefinitely.

■	No CDSC when you sell shares purchased with reinvested dividends or capital gain distributions.

*	Class D shares are not available to all investors. You may purchase Class D shares only (1) if you already own Class D shares of the Fund or another Seligman mutual fund, (2) if your financial advisor of record maintains an omnibus account at SDC, or (3) pursuant to a 401(k) or other retirement plan program for which Class D shares are already available or for which the sponsor requests Class D shares because the sales charge structure of Class D shares is comparable to the sales charge structure of the other funds offered under the program.

Class R**

■	No initial sales charge on purchases.

■	Annual 12b-1 fee (for distribution and shareholder services) of 0.50%.

■	A 1% CDSC on shares sold within one year of the plan’s initial purchase of Class R shares of the Fund.

■	No automatic conversion to Class A shares, so you will be subject to higher ongoing 12b-1 fees indefinitely.

■	No CDSC when you sell shares purchased with reinvested dividends or capital gain distributions.

** Class	R shares are not available to all investors. You may purchase Class R shares only if you are a qualified or non-qualified employee benefit plan or arrangement (other than a Section 403(b) plan sponsored by public educational institutions) that provides for the purchase of Fund shares and has (1) less than $20 million in assets (determined at the time of initial investment in the Seligman Group of mutual funds); and (2) at least (a) $500,000 invested in the Seligman Group of mutual funds or (b) 50 eligible employees to whom such plan is made available.

Seligman (as well as the Fund’s distributor) may provide cash payments out of its own resources to financial intermediaries that sell shares of the Fund or otherwise provide services to the Fund. For more details regarding such payments, please consult the Fund’s Statement of Additional Information.

The Fund has adopted a plan under Rule 12b-I of the Investment Company Act of 1940 that allows each Class of the Fund to pay 12b-I fees for the sale and distribution of its shares and/or for providing services to shareholders.

Because the Fund’s 12b-1 fees are paid out of each Class’s assets on an ongoing basis, over time these fees will increase your investment expenses and may cost you more than other types of charges.

The Fund’s Board of Directors believes that no conflict of interest currently exists between the Fund’s Classes of shares. On an ongoing basis, the Directors, in the exercise of their fiduciary duties under the Investment Company Act of 1940 and Maryland law, will seek to ensure that no such conflict arises.

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How CDSCs Are Calculated

To minimize the amount of the CDSC you may pay when you sell your shares, the Fund assumes that shares acquired through reinvested dividends and capital gain distributions (which are not subject to a CDSC) are sold first. Shares that have been in your account long enough so they are not subject to a CDSC are sold next. After these shares are exhausted, shares will be sold in the order they were purchased (earliest to latest). The amount of any CDSC that you pay will be based on the shares’ original purchase price or current net asset value, whichever is less.

You will not pay a CDSC when you exchange shares of the Fund to buy the same class of shares of any other Seligman mutual fund or when you exchange shares of another Seligman mutual fund to buy the same class of shares of the Fund. For the purpose of calculating the CDSC, when you exchange shares of the Fund for the same class of another Seligman mutual fund, it will be assumed that you held the shares of the other Seligman mutual fund since the date you originally purchased the shares of the Fund. Similarly, when you exchange shares of another Seligman mutual fund for shares of the Fund, it will be assumed that you held the shares of the Fund since the date you originally purchased shares of the other Seligman mutual fund.

The CDSC on Class A, Class B, Class C, Class D and Class R shares may be waived or reduced in the following instances: on redemptions following death or disability; in connection with certain distributions from certain retirement plans, 403(b) plans, 401(k) plans and IRAs; in connection with shares sold to current and retired Directors of the Fund; in connection with shares sold to a governmental entity which is prohibited by applicable laws from paying sales charges and related fees; in connection with systematic withdrawals; in connection with participation in certain 401(k) and retirement programs; on incidental redemptions to cover administrative expenses; on redemptions of shares initially purchased by an eligible employee benefit plan that are not in connection with a plan-level termination; and in the case of Class A shares purchased by certain institutional investors. The CDSC may also be waived on any redemption of Class A shares that are purchased by an eligible employee benefit plan that is a separate account client of Seligman at the time of initial investment (or within the prior 30 days) in a Seligman mutual fund. For more information, please consult the Fund’s Statement of Additional Information or www.seligman.com.

Pricing of Fund Shares

When you buy or sell shares, you do so at the Class’s net asset value (“NAV”) next calculated after Seligman Advisors accepts your request. However, in some cases, the Fund has authorized certain financial intermediaries (and other persons designated by such financial intermediaries) to receive purchase and redemption orders on behalf of the Fund. In such instances, customer orders will be priced at the Class’s NAV next calculated after the authorized financial intermediary (or other persons designated by such financial intermediary) receives the request. Any applicable sales charge will be added to the purchase price for Class A shares and Class C shares. However, Seligman Advisors may reject any request to purchase shares under the circumstances discussed later in this Prospectus under the captions “Important Policies That May Affect Your Account” and “Frequent Trading of Fund Shares.” Authorized financial intermediaries or their designees are responsible for forwarding your order in a timely manner.

NAV: Computed separately for each Class by dividing that Class’s share of the net assets of the Fund (i.e., its assets less liabilities) by the total number of outstanding shares of the Class.

If your buy or sell order is received by an authorized financial intermediary or its designee after the close of regular trading on the New York Stock

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Exchange (“NYSE”), the order will be executed at the Class’s NAV calculated as of the close of regular trading on the next NYSE trading day, subject to any applicable sales charge. When you sell shares, you receive the Class’s per share NAV, less any applicable CDSC.

The NAV of the Fund’s shares is determined each day, Monday through Friday, on days that the NYSE is open for trading. Because of their higher 12b-1 fees, the NAV of Class B, Class C, Class D and Class R shares will generally be lower than the NAV of the Class A shares of the Fund.

Securities owned by the Fund are valued at current market prices. If Seligman concludes that the most recently reported (or closing) price of a security held by the Fund is no longer valid or reliable, or such price is otherwise unavailable, Seligman will value the security at its fair value as determined in accordance with policies and procedures approved by the Fund’s Board of Directors. The value of a security held by the Fund could be so determined in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts or extreme market volatility. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value or the price that may be realized upon the actual sale of the security.

Opening Your Account

The Fund’s shares are sold through authorized dealers or financial advisors who have sales agreements with Seligman Advisors. There are several programs under which you may be eligible for reduced sales charges or lower minimum investments. Ask an authorized dealer or your financial advisor if any of these programs apply to you. Class D and Class R shares are not available to all investors. For more information, see “Deciding Which Class of Shares to Buy–Class D” and “–Class R.”

To make your initial investment in the Fund, contact an authorized dealer or your financial advisor, or complete an account application and send it with your check made payable to the Fund directly to SDC at the address provided on the account application. Your check must be in US dollars and be drawn on a US bank. You may not use cash, checks made payable to cash, third party checks, traveler’s checks or credit card convenience checks for investment. If you do not choose a Class, your investment will automatically be made in Class A shares.

The required minimum initial investments are:

■	Regular (non-retirement) accounts: $1,000

■	For accounts opened concurrently with Invest-A-Check®:
•	$100 to open if you will be making monthly investments
•	$250 to open if you will be making quarterly investments

If you buy shares by check and subsequently sell the shares, SDC will not send your proceeds until your check clears, which could take up to 15 calendar days from the date of your purchase.

You may buy shares of the Fund for all types of tax-deferred retirement plans. Contact Retirement Plan Services at the address or phone number listed on the inside back cover of this Prospectus for information and to receive the proper forms.

You will be sent a statement confirming your purchase and any subsequent transactions in your account. You will also be sent quarterly and annual statements detailing your transactions in the Fund and the other Seligman funds you own under the same account number. Duplicate quarterly account statements for the current year and duplicate annual statements for the most recent prior calendar year will be sent to you free of charge. Copies of year-end statements for prior years are available for a fee of $10 per year, per account, with

22

a maximum charge of $150 per account. Send your request and a check for the fee to SDC at:

Seligman Data Corp.

P.O. Box 9759

Providence, RI 02940-9759

Share certificates representing shares of the Fund are no longer issued. Any further purchases of shares (whether by further subscription or in connection with the exercise of exchange privileges) will be recorded in book-entry form only. However, if a share certificate has been previously issued to a shareholder, the shareholder will be required to deliver the share certificate to SDC, as shareholder service agent, before a request for redemption or exchange of shares evidenced by that share certificate will be processed.

If you want to be able to buy, sell, or exchange shares by telephone, you should elect telephone services on the account application when you open your account. This will prevent you from having to complete a supplemental election form (which may require a medallion signature guarantee) at a later date.

How to Buy Additional Shares

After you have made your initial investment, there are many options available to make additional purchases of Fund shares.

Shares may be purchased through an authorized dealer or your financial advisor, or you may send a check directly to SDC. Please provide either an investment slip or a note that provides your name(s), Fund name, and account number. Unless you indicate otherwise, your investment will be made in the Class you already own. Send investment checks to:

Seligman Data Corp.

P.O. Box 9766

Providence, RI 02940-9766

Your check must be in US dollars and be drawn on a US bank. You may not use cash, checks made payable to cash, third party checks, traveler’s checks or credit card convenience checks for investment.

You may also use the following account services to make additional investments:

Invest-A-Check®. You may buy Fund shares electronically from a savings or checking account of an Automated Clearing House (“ACH”) member bank. If your bank is not a member of ACH, the Fund will debit your checking account by preauthorized checks. For accounts opened concurrently with Invest-A-Check®, you must buy Fund shares at regular monthly intervals in fixed amounts of $100 or more, or regular quarterly intervals in fixed amounts of $250 or more. If you use Invest-A-Check®, you must continue to make automatic investments until the Fund’s minimum initial investment of $1,000 is met or your account may be closed. For accounts opened with $1,000 or more, Invest-A-Check® investments may be made for any amount.

Automatic Dollar-Cost-Averaging. If you have at least $5,000 in Seligman Cash Management Fund, you may exchange uncertificated shares of that fund to buy shares of the same class of another Seligman mutual fund at regular monthly intervals in fixed amounts of $100 or more, or regular quarterly intervals in fixed amounts of $250 or more. If you exchange Class A shares or Class C shares, you may pay an initial sales charge to buy Fund shares.

Automatic CD Transfer. You may instruct your bank to invest the proceeds of a maturing bank certificate of deposit in shares of the Fund. If you wish to use this service, contact SDC, an authorized dealer or your financial advisor to obtain the necessary forms. Because your bank may charge you a penalty, it is not normally advisable to withdraw CD assets before maturity.

Dividends From Other Investments. You may have your dividends from other companies invested in the Fund. (Dividend checks must include your name, account number, Fund name and class of shares.)

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Direct Deposit. You may buy Fund shares electronically with funds from your employer, the IRS, or any other institution that provides direct deposit. Call SDC for more information. The Fund may permit investments that are lower than the investment minimums described in this Prospectus for those employees whose employers permit investments in the Seligman Group of Funds via a direct deposit through a payroll deduction program.

How to Exchange Shares Among the Seligman Mutual Funds

You may sell this Fund’s shares to buy shares of the same class of another Seligman mutual fund, or you may sell shares of another Seligman mutual fund to buy this Fund’s shares. Exchanges will be made at each fund’s respective NAV. You will not pay an initial sales charge when you exchange, unless you exchange Class A shares or Class C shares of Seligman Cash Management Fund to buy shares of the same Class of the Fund or another Seligman mutual fund. If you are exchanging shares subject to a CDSC, for purposes of determining CDSC holding periods, such shares will be exchanged pro rata based on the different times of purchase.

Only your dividend and capital gain distribution options and telephone services will be automatically carried over to any new fund. If you wish to carry over any other account options (for example, Invest-A-Check® or Systematic Withdrawals) to the new fund, you must specifically request so at the time of your exchange.

If you exchange into a new fund, you must exchange enough to meet the new fund’s minimum initial investment.

See “The Seligman Mutual Funds” for a list of the funds available for exchange. Before making an exchange, contact an authorized dealer, your financial advisor or SDC to obtain the applicable fund prospectus(es). You should read and understand a fund’s prospectus before investing. Some funds may not offer all Classes of shares.

How to Sell Shares

The easiest way to sell Fund shares is by phone. If you have telephone services, you may be able use this service to sell Fund shares. Restrictions apply to certain types of accounts. Please see “Important Policies That May Affect Your Account.”

When you sell Fund shares by phone, a check for the proceeds is sent to your address of record. If you have current ACH bank information on file, you may have the proceeds of the sale of your Fund shares directly deposited into your bank account (typically, within 2 business days after your shares are sold).

You may sell shares to the Fund through an authorized dealer or your financial advisor. The Fund does not charge any fees or expenses, other than any applicable CDSC, for this transaction; however, the authorized dealer or financial advisor may charge a service fee. Contact an authorized dealer or your financial advisor for more information.

You may always send a written request to sell Fund shares; however, it may take longer to get your money.

To protect you and the Fund, if your written redemption request is for $25,000 or more, SDC will seek telephone confirmation from you, an authorized dealer or your financial advisor before sending any money. If the proceeds are: (1) $50,000 or more; (2) to be paid to someone other than the account owner; (3) to be mailed to other than your address of record; (4) requested in connection with an address change; or (5) requested within 30 days of an address change on the account, then before sending any money, the Fund will require:

■	A signed, written redemption request;
■	Telephone confirmation; and
■	A medallion signature guarantee.

Telephone confirmations will not affect the date on which your redemption request is actually processed, but may delay the payment of proceeds.

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If your Fund shares are represented by certificates, you will need to surrender the certificates to SDC before you sell your shares.

You may need to provide additional documents to sell Fund shares if you are:

■	a corporation;
■	an executor or administrator;
■	a trustee or custodian; or
■	in a retirement plan.

Contact an authorized dealer, your financial advisor or SDC’s Shareholder Services Department for information on selling your shares under any of the above circumstances.

Medallion Signature Guarantee:

Protects you and each Seligman mutual fund from fraud. It is an assurance that the signature is genuine. A Medallion Signature Guarantee from The New York Stock Exchange, Inc. Medallion Signature Guarantee Program, The Securities Transfer Agents Medallion Program or The Stock Exchanges Medallion Program are acceptable. These guarantees are the leading signature guarantee programs recognized by most financial services associations throughout the United States and Canada, and are endorsed by the Securities Transfer Association. Non-medallion signature guarantees or notarization by a notary public are not acceptable forms of signature guarantees.

You may also use the following account services to sell Fund shares:

Systematic Withdrawal Plan. If you have at least $5,000 in the Fund, you may withdraw (sell) a fixed dollar amount (minimum of $50) of uncertificated shares at regular intervals. A check will be sent to you at your address of record or, if you have current ACH bank information on file, you may have your payments directly deposited to your predesignated bank account, typically within 2 business days after your shares are sold. If you bought $1,000,000 or more of Class A shares without an initial sales charge, your withdrawals may be subject to a 1% CDSC if they occur within 18 months of purchase. If you own Class B, Class C, Class D or Class R shares and reinvest your dividends and capital gain distributions, you may annually withdraw 12%, 10%, 10% or 10%, respectively, of the value of your account (at the time of election) without a CDSC.

Check Redemption Service. If you have at least $25,000 in the Fund, you may ask SDC to provide checks which may be drawn against your account. You can elect this service on your initial application, or contact SDC for the appropriate forms to establish this service. If you own Class A shares that were bought at NAV because of the size of your purchase, or if you own Class B, C or D shares, check redemptions may be subject to a CDSC.

Important Policies That May Affect Your Account

To protect you and other shareholders, the Fund reserves the right to:

■	Refuse an exchange request if the amount you wish to exchange equals or exceeds the lesser of $1,000,000 or 1% of the Fund’s net assets;

■	Refuse any request to buy Fund shares;

■	Reject any request received by telephone;

■	Suspend or terminate telephone services;

■	Reject a medallion signature guarantee that SDC believes may be fraudulent;

■

Close your fund account if its value falls below $500, although the Fund generally will not close an account that falls below $500 as a result of a market decline. The Fund will notify you in writing at least 30 days before closing your account;

■	Close your account if it does not have a certified taxpayer identification number; (this is your social security number for individuals); and

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■	Request additional information or close your account to the extent required or permitted by applicable law or regulations, including those related to the prevention of money laundering.

Telephone Services

You, an authorized dealer or your financial advisor will be able to place the following requests by telephone, unless you indicate on your account application that you do not want telephone services:

■

Sell uncertificated shares (up to $50,000 per day, payable to account owner(s) and mailed to the address of record or if you have current ACH bank information on file, you may have your redemption proceeds directly deposited to your bank account);

■	Exchange shares between Seligman mutual funds;

■	Change dividend and/or capital gain distribution options;

■	Change your address; and

■	Establish systematic withdrawals to address of record

If you do not elect telephone services on your account application when you open your account, or opened your account through an authorized dealer or your financial advisor, telephone services must be elected on a supplemental election form (which may require a medallion signature guarantee).

Restrictions apply to certain types of accounts:

■	Trust accounts on which the current trustee is not listed may not sell Fund shares by phone;

■	Corporations may not sell Fund shares by phone;

■	IRAs may only exchange Fund shares or request address changes by phone; and

■

Group retirement plans may not sell Fund shares by phone; plans that allow participants to exchange by phone must provide a letter of authorization signed by the plan custodian or trustee and provide a supplemental election form signed by all plan participants.

Unless you have current ACH bank information on file, you will not be able to sell Fund shares by phone within 30 days following an address change.

Your telephone request must be communicated to an SDC representative. You may not request any phone transactions via the automated access line.

You may cancel telephone services at any time by sending a written request to SDC. Each account owner, by accepting or adding telephone services, authorizes each of the other owners to make requests by phone. An authorized dealer or your financial advisor may not establish telephone services without your written authorization. SDC will send written confirmation to the address of record when telephone services are added or terminated. During times of heavy call volume, you may not be able to get through to SDC by phone to request a sale or exchange of Fund shares. In this case, you may need to send written instructions, and it may take longer for your request to be processed. The Fund’s NAV may fluctuate during this time.

The Fund and SDC will not be liable for processing requests received by phone as long as it was reasonable to believe that the request was genuine. The Fund and SDC will employ reasonable procedures to confirm whether instructions received by telephone are genuine, and, if they do not, they may be liable for any losses due to unauthorized or fraudulent instructions.

Reinstatement Privilege

If you sell Fund shares, you may elect , within 120 calendar days, to use part or all of the proceeds to buy shares of the Fund or another Seligman mutual fund (reinstate your investment) without paying an initial sales charge or, if you paid a CDSC when you sold your shares, receiving a credit for the applicable CDSC paid. This privilege may be exercised only once each calendar year. Contact an authorized dealer or your financial advisor for more information. You should consult your tax advisor concerning possible tax consequences of exercising this privilege.

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Frequent Trading of Fund Shares

As a matter of policy, the Fund discourages frequent trading of Fund shares. In this regard, the Fund’s Board of Directors has adopted written policies and procedures that, subject to the limitations set forth below, are designed to deter frequent trading that may be disruptive to the management of the Fund’s portfolio. If the Fund, Seligman Advisors (the Fund’s distributor) or SDC (the Fund’s shareholder service agent) (referred to collectively below as the “Seligman Parties”) determine that you have exchanged more than twice to and from the Fund in any three-month period, you will not be permitted to engage in further exchange activity in the Fund for 90 days. The Seligman Parties may under certain circumstances also refuse initial or additional purchases of Fund shares by any person for any reason, including if that person is believed to be engaging, or suspected of engaging, in trading of fund shares in excess of the guidelines noted above (excluding purchases via a direct deposit through an automatic payroll deduction program). In addition, the Seligman Parties may under certain circumstances refuse to accept exchange requests for accounts of any person that has had a previous pattern (even if involving a different fund in the Seligman Group) of trading in excess of the guidelines noted above. Furthermore, if you purchase shares of the Fund through a financial intermediary, your ability to purchase or exchange shares of the Fund could be limited if your account is associated with a person (e.g., broker or financial advisor) previously identified by the Seligman Parties as engaging in trading activity in excess of the guidelines noted above. The Fund’s policies do not permit exceptions to be granted, and the policies are, to the extent possible, applied uniformly to all accounts where beneficial ownership has been ascertained.

Shareholders and their financial intermediaries seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and, despite the efforts of the Seligman Parties to prevent excessive trading, there is no guarantee that the Seligman Parties will be able to identify such shareholders or curtail their trading practices. The ability of the Seligman Parties to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations and hindered by financial intermediaries purposefully or unwittingly facilitating these practices. In addition, the Fund receives purchase, exchange and redemption orders through financial intermediaries, some of whom hold shares through omnibus accounts, and the Seligman Parties will not, under most circumstances, know of or be able to reasonably detect excessive trading which may occur through these financial intermediaries. Omnibus account arrangements and their equivalents (e.g., bank trust accounts and retirement plans) are a common form of holding shares of funds by many brokers, banks and retirement plan administrators. These arrangements often permit the financial intermediary to aggregate many client transactions and ownership positions and provide the Fund with combined purchase and redemption orders. In these circumstances, the Seligman Parties may not know the identity of particular shareholders or beneficial owners or whether particular purchase or sale orders were placed by the same shareholder or beneficial owner. A substantial percentage of shares of the Fund may be held through omnibus accounts and their equivalents.

To the extent that the efforts of the Seligman Parties are unable to eliminate excessive trading practices in the Fund, these practices may interfere with the efficient management of the Fund’s portfolio, hinder the Fund’s ability to pursue its investment objective and may reduce the returns of long-term shareholders. Additionally, these practices may result in the Fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit to a greater extent and engaging in additional portfolio transactions. Increased portfolio transactions and use of the line of credit could correspondingly increase the Fund’s

27

operating costs and decrease the Fund’s investment performance. Maintenance of a higher level of cash balances necessary to meet frequent redemptions could likewise result in lower Fund investment performance during periods of rising markets.

Dividends and Capital Gain Distributions

The Fund generally pays dividends from its net investment income quarterly and distributes any net capital gains realized on investments annually. The Fund has a net capital loss carryforward that is available for offset against future taxable net capital gains, expiring in 2010. Accordingly, no capital gains distributions are expected to be paid to shareholders until net capital gains have been realized in excess of the available capital loss carryforward.

You may elect to:

(1)	reinvest both dividends and capital gain distributions;

(2)	receive dividends in cash and reinvest capital gain distributions; or

(3)	receive both dividends and capital gain distributions in cash.

Your dividends and capital gain distributions, if any, will be reinvested if you do not instruct otherwise or if you own Fund shares in a Seligman tax-deferred retirement plan.

If you want to change your election, you may send written instructions to SDC at P.O. Box 9759, Providence, RI 02940-9759, or, if you have telephone services, you, an authorized dealer or your financial advisor may call SDC. Your request must be received by SDC before the record date to be effective for that dividend or capital gain distribution.

Dividends or capital gain distributions that are not reinvested will be sent by check to your address of record or, if you have current ACH bank information on file, directly deposited into your predesignated bank account, typically within 2 business days from the payable date.

Dividend:

A payment by a mutual fund, usually derived from the Fund’s net investment income (dividends and interest earned on portfolio securities less expenses).

Capital Gain Distribution:

A payment to mutual fund shareholders which represents profits realized on the sale of securities in a Fund’s portfolio.

Ex-dividend Date:

The day on which any declared distributions (dividends or capital gains) are deducted from a Fund’s assets before it calculates its NAV.

Dividends and capital gain distributions are reinvested to buy additional Fund shares on the payable date using the NAV of the ex-dividend date.

Dividends, if any, on Class B, Class C, Class D and Class R shares will be lower than the dividends on Class A shares as a result of their higher 12b-1 fees. Capital gain distributions will be paid in the same amount for each Class.

Taxes

The tax treatment of dividends and capital gain distributions is the same whether you take them in cash or reinvest them to buy additional Fund shares. Dividends paid by the Fund are generally taxable to you as ordinary income. Tax-deferred retirement plans are not taxed currently on dividends or capital gain distributions or on gains resulting from the sale or exchange of Fund shares.

You may be taxed at different rates on capital gains distributed by the Fund depending on the length of time the Fund holds its assets.

When you sell Fund shares, any gain or loss you realize will generally be treated as a long-term capital gain or loss if you held your shares for more

28

than one year, or as a short-term capital gain or loss if you held your shares for one year or less. However, if you sell Fund shares on which a long-term capital gain distribution has been received and you held the shares for six months or less, any loss you realize will be treated as a long-term capital loss to the extent that it offsets the long-term capital gain distribution.

An exchange of Fund shares is a sale and may result in a gain or loss for federal income tax purposes.

Each January, you will be sent information on the tax status of any distributions made during the previous calendar year. Because each shareholder’s situation is unique, you should always consult your tax advisor concerning the effect income taxes may have on your individual investment.

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The Seligman Mutual Funds

EQUITY

Specialty

Seligman Communications and Information Fund

Seeks capital appreciation by investing in companies operating in the communications, information and related industries.

Seligman Emerging Markets Fund

Seeks long-term capital appreciation by investing primarily in equity securities of companies in emerging markets.

Seligman Global Technology Fund

Seeks long-term capital appreciation by investing primarily in global securities (US and non-US) of companies in the technology and technology-related industries.

Small Company

Seligman Frontier Fund

Seeks growth of capital by investing primarily in small company growth stocks.

Seligman Global Smaller Companies Fund

Seeks long-term capital appreciation by investing in securities of smaller companies around the world, including the US.

Seligman Smaller-Cap Value Fund

Seeks long-term capital appreciation by investing in common stocks of smaller companies, deemed to be “value” companies by the investment manager.

Medium Company

Seligman Capital Fund

Seeks capital appreciation by investing in the common stocks of medium-sized companies.

Large Company

Seligman Common Stock Fund

Seeks total return through a combination of capital appreciation and current income.

Seligman Global Growth Fund

Seeks capital appreciation by investing primarily in equity securities of companies that have the potential to benefit from global economic or social trends.

Seligman Growth Fund

Seeks long-term capital appreciation.

Seligman International Growth Fund

Seeks long-term capital appreciation by generally investing in securities of large- and mid-capitalization growth companies in international markets.

Seligman Large-Cap Value Fund

Seeks long-term capital appreciation by investing in common stocks of large companies, deemed to be “value” companies by the investment manager.

Balanced

Seligman Income and Growth Fund

Seeks total return through a combination of capital appreciation and income consistent with what is believed to be a prudent allocation between equity and fixed-income securities.

Real Estate Securities

Seligman LaSalle Global Real Estate Fund

Seeks total return through a combination of current income and long-term capital appreciation by investing in equity and equity-related securities issued by global real estate companies such as US real estate investment trusts (REITs) and similar entities outside the US.

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Seligman LaSalle Monthly Dividend Real Estate Fund

Seeks to provide a high level of current income with capital appreciation as a secondary objective by investing in equity and equity-related securities issued by real estate companies, such as real estate investment trusts (REITs).

FIXED-INCOME

Income

Seligman High-Yield Fund

Seeks a high level of current income and may also consider the potential for capital appreciation consistent with prudent investment management. The Fund invests primarily in non-investment grade, high-yield securities.

Seligman Core Fixed Income Fund (formerly, Seligman Investment Grade Fixed Income Fund)

Seeks to produce a high level of current income consistent with prudent exposure to risk. Capital appreciation is a secondary objective. The Fund invests a significant portion of its assets in investment grade fixed-income securities.

Seligman U.S. Government Securities Fund

Seeks a high level of current income consistent with prudent investment risk primarily by investing in a diversified portfolio of securities issued or guaranteed by the US government, its agencies or instrumentalities, or government sponsored enterprises.

Municipal

Seligman Municipal Funds:

National Fund

Seeks maximum income, exempt from regular federal income taxes.

State-specific funds:*

Seek to maximize income exempt from regular federal income taxes and from regular income taxes in the designated state.

California	Louisiana	New Jersey
• High-Yield	Maryland	New York
• Quality	Massachusetts	North Carolina
Colorado	Michigan	Ohio
Florida	Minnesota	Oregon
Georgia	Missouri	Pennsylvania
South Carolina

* A small portion of income may be subject to state and local taxes.

Money Market

Seligman Cash Management Fund

Seeks to preserve capital and to maximize liquidity and current income by investing only in high-quality money market securities. The Fund seeks to maintain a constant net asset value of $1.00 per share.

ASSET ALLOCATION

Seligman Time Horizon/Harvester Series, Inc. offers four different asset-allocation funds that pursue their investment objectives by allocating their assets among other mutual funds in the Seligman Group.

Seligman Time Horizon 30 Fund

Seeks long-term capital appreciation by creating a portfolio of mutual funds that invests in aggressive growth-oriented domestic and international equity securities weighted toward small- and medium-capitalization companies.

Seligman Time Horizon 20 Fund

Seeks long-term capital appreciation by creating a portfolio of mutual funds that invests in growth-oriented domestic and international equity securities, with a more even weighting among small-, medium- and large-capitalization companies than Seligman Time Horizon 30 Fund.

Seligman Time Horizon 10 Fund

Seeks capital appreciation by creating a portfolio of mutual funds that invests in small-, medium- and large-capitalization domestic and international equity securities as well as real estate securities and domestic fixed-income securities.

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Seligman Harvester Fund

Seeks capital appreciation and preservation of capital with current income and growth of income by creating a portfolio of mutual funds that invests in medium- and large-capitalization and dividend producing domestic and international equity securities supplemented by a larger allocation to real estate securities as well as domestic fixed-income securities, cash and cash equivalents than Seligman Time Horizon 10 Fund.

Seligman TargetHorizon ETF Portfolios, Inc. offers

five asset-allocation mutual funds that seek to achieve their respective investment objectives by allocating their assets among exchange-traded funds (ETFs).

Seligman TargETFund 2045

Seeks capital appreciation until migration, and thereafter capital appreciation consistent with a strategy of steadily decreasing emphasis on capital appreciation and steadily increasing emphasis on capital preservation and current income as the year 2045 approaches.

Seligman TargETFund 2035

Seeks capital appreciation until migration, and thereafter capital appreciation consistent with a strategy of steadily decreasing emphasis on capital appreciation and steadily increasing emphasis on capital preservation and current income as the year 2035 approaches.

Seligman TargETFund 2025

Seeks capital appreciation consistent with a strategy of steadily decreasing emphasis on capital appreciation and steadily increasing emphasis on capital preservation and current income as the year 2025 approaches.

Seligman TargETFund 2015

Seeks capital appreciation and current income consistent with a strategy of steadily decreasing emphasis on capital appreciation and steadily increasing emphasis on capital preservation and current income as the year 2015 approaches.

Seligman TargETFund Core

Seeks capital appreciation and preservation of capital with current income.

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Financial Highlights

The tables below are intended to help you understand the financial performance of the Fund’s Classes for the past five years, or from inception, if less then five years. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. Per share amounts are calculated based on average shares outstanding during the period. “Total return” shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your dividends and capital gain distributions, if any. Total returns do not reflect any sales charges or taxes and are not annualized. If such charges and taxes were included, the returns presented below would have been lower. Deloitte & Touche LLP, Independent Registered Public Accounting Firm, has audited this information. Their report, along with the Fund’s financial statements, is included in the Fund’s Annual Report, which is available upon request.

CLASS A
	Year Ended December 31,
	2006	2005	2004	2003	2002
Per Share Data:
Net asset value, beginning of year	$12.67	$12.70	$11.93	$10.42	$12.04
Income (loss) from investment operations:
Net investment income	0.48	0.16	0.16	0.14	0.20
Net realized and unrealized gain (loss) on investments and options written	1.48	(0.02)	0.81	1.54	(1.63)
Total from investment operations	1.96	0.14	0.97	1.68	(1.43)
Less distributions:
Dividends from net investment income	(0.48)	(0.16)	(0.16)	(0.14)	(0.19)
Dividends in excess of net investment income	—	(0.01)	(0.04)	(0.03)	—
Total distributions	(0.48)	(0.17)	(0.20)	(0.17)	(0.19)
Net asset value, end of year	$14.15	$12.67	$12.70	$11.93	$10.42
Total Return	15.80%	1.07%	8.18%	16.24%	(11.96)%
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$65,824	$65,985	$78,971	$83,623	$83,312
Ratio of expenses to average net assets	1.50%	1.42%	1.38%	1.41%	1.38%
Ratio of net investment income to average net assets	3.62%	1.26%	1.30%	1.29%	1.76%
Portfolio turnover rate	357.62%	219.11%	92.74%	238.07%	199.12%

See footnotes on page 35.

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CLASS B
	Year Ended December 31,
	2006	2005	2004	2003	2002
Per Share Data:
Net asset value, beginning of year	$12.61	$12.64	$11.88	$10.38	$12.00
Income (loss) from investment operations:
Net investment income	0.38	0.06	0.07	0.06	0.11
Net realized and unrealized gain (loss) on investments and options written	1.47	(0.02)	0.80	1.53	(1.62)
Total from investment operations	1.85	0.04	0.87	1.59	(1.51)
Less distributions:
Dividends from net investment income	(0.38)	(0.06)	(0.07)	(0.06)	(0.11)
Dividends in excess of net investment income	—	(0.01)	(0.04)	(0.03)	—
Total distributions	(0.38)	(0.07)	(0.11)	(0.09)	(0.11)
Net asset value, end of year	$14.08	$12.61	$12.64	$11.88	$10.38
Total Return	15.01%	0.30%	7.35%	15.35%	(12.62)%
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$5,441	$8,010	$12,049	$13,847	$13,236
Ratio of expenses to average net assets	2.25%	2.17%	2.13%	2.17%	2.13%
Ratio of net investment income to average net assets	2.86%	0.51%	0.55%	0.53%	1.01%
Portfolio turnover rate	357.62%	219.11%	92.74%	238.07%	199.12%

CLASS C
	Year Ended December 31,
	2006	2005	2004	2003	2002
Per Share Data:
Net asset value, beginning of year	$12.60	$12.64	$11.88	$10.37	$12.00
Income (loss) from investment operations:
Net investment income	0.38	0.06	0.07	0.06	0.11
Net realized and unrealized gain (loss) on investments and options written	1.47	(0.03)	0.80	1.54	(1.63)
Total from investment operations	1.85	0.03	0.87	1.60	(1.52)
Less distributions:
Dividends from net investment income	(0.38)	(0.06)	(0.07)	(0.06)	(0.11)
Dividends in excess of net investment income	—	(0.01)	(0.04)	(0.03)	—
Total distributions	(0.38)	(0.07)	(0.11)	(0.09)	(0.11)
Net asset value, end of year	$14.07	$12.60	$12.64	$11.88	$10.37
Total Return	15.02%	0.22%	7.35%	15.46%	(12.70)%
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$5,879	$6,213	$6,927	$9,644	$8,800
Ratio of expenses to average net assets	2.25%	2.17%	2.13%	2.17%	2.13%
Ratio of net investment income to average net assets	2.86%	0.51%	0.55%	0.53%	1.01%
Portfolio turnover rate	357.62%	219.11%	92.74%	238.07%	199.12%

See footnotes on page 35.

34

CLASS D
	Year Ended December 31,
	2006	2005	2004	2003	2002
Per Share Data:
Net asset value, beginning of year	$12.61	$12.64	$11.88	$10.37	$12.00
Income (loss) from investment operations:
Net investment income	0.38	0.06	0.07	0.06	0.11
Net realized and unrealized gain (loss) on investments and options written	1.46	(0.02)	0.80	1.54	(1.63)
Total from investment operations	1.84	0.04	0.87	1.60	(1.52)
Less distributions:
Dividends from net investment income	(0.38)	(0.06)	(0.07)	(0.06)	(0.11)
Dividends in excess of net investment income	—	(0.01)	(0.04)	(0.03)	—
Total distributions	(0.38)	(0.07)	(0.11)	(0.09)	(0.11)
Net asset value, end of year	$14.07	$12.61	$12.64	$11.88	$10.37
Total Return	$14.93%	0.30%	7.35%	15.46%	(12.70)%
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$9,228	$10,238	$13,541	$15,853	$16,413
Ratio of expenses to average net assets	2.25%	2.17%	2.13%	2.17%	2.13%
Ratio of net investment income to average net assets	2.87%	0.51%	0.55%	0.53%	1.01%
Portfolio turnover rate	357.62%	219.11%	92.74%	238.07%	199.12%

CLASS R
	Year Ended December 31,			4/30/03* to 12/31/03
	2006	2005	2004
Per Share Data:
Net asset value, beginning of period	$12.67	$12.72	$11.92	$10.71
Income (loss) from investment operations:
Net investment income	0.45	0.13	0.13	0.07
Net realized and unrealized gain (loss) on investments and options written	1.51	(0.03)	0.82	1.26
Total from investment operations	1.96	0.10	0.95	1.33
Less distributions:
Dividends from net investment income	(0.45)	(0.13)	(0.13)	(0.07)
Dividends in excess of net investment income	—	(0.02)	(0.02)	(0.05)
Total distributions	(0.45)	(0.15)	(0.15)	(0.12)
Net asset value, end of period	$14.18	$12.67	$12.72	$11.92
Total Return	15.73%	0.78%	7.99%	12.46%
Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$100	$290	$5	$2
Ratio of expenses to average net assets	1.75%	1.67%	1.63%	1.71%	†
Ratio of net investment income to average net assets	3.36%	1.01%	1.05%	0.86%	†
Portfolio turnover rate	357.62%	219.11%	92.74%	238.07%	††

*	Commencement of offering of shares.
†	Annualized.
††	Computed at the Fund level for the year ended December 31, 2003.

35

How to Contact Us

The Fund

Write to	Corporate Communications/Investor Relations Department J. & W. Seligman & Co. Incorporated 100 Park Avenue New York, NY 10017

Phone	Toll-free in the US (800) 221-7844 Outside the US (212) 850-1864

Your Regular (Non-Retirement) Account

Write to	Shareholder Service Agent/Seligman Group of Funds Seligman Data Corp.

For investments into an account	P.O. Box 9766 Providence, RI 02940-9766

For non-investment inquiries	P.O. Box 9759 Providence, RI 02940-9759

For matters requiring overnight delivery	101 Sabin St. Pawtucket, RI 02860

Phone	Toll-free in the US (800) 221-2450 Outside the US (212) 682-7600

Your Retirement Account

Write to	Retirement Plan Services Seligman Data Corp. 100 Park Avenue New York, NY 10017

Phone	Toll-free (800) 445-1777

24-hour automated telephone access is available by calling (800) 622-4597 on a touchtone telephone.

You will have instant access to price, yield, account balance, most recent transaction, and other information.

SELIGMAN ADVISORS, INC.

an affiliate of

J. & W. SELIGMAN & CO.

INCORPORATED

ESTABLISHED 1864

100 Park Avenue, New York, NY 10017

36

For More Information

The following information is available, without charge, upon request by calling toll-free (800) 221-2450 in the US or (212) 682-7600 outside the US. You may also call these numbers to request other information about the Fund or to make shareholder inquiries.

The Statement of Additional Information (SAI) contains additional information about the Fund. It is on file with the Securities and Exchange Commission, or SEC, and is incorporated by reference into (is legally part of) this Prospectus.

Annual/Semi-Annual Reports contain additional information about the Fund’s investments. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund’s SAI and most recent Annual/Semi-Annual Reports are also available, free of charge, at www.seligman.com.

Information about the Fund, including the Prospectus and SAI, can be viewed and copied at the SEC’s Public Reference Room in Washington, DC. For information about the operation of the Public Reference Room, call (202) 551-8090. The Prospectus, SAI, Annual/Semi-Annual reports and other information about the Fund are also available on the EDGAR Database on the SEC’s Internet site: www.sec.gov.

Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102.

The website references in this Prospectus are inactive textual references and information contained in or otherwise accessible through these websites does not form a part of this Prospectus.

SEC File Number:    811-525

Prospectus

May 1, 2007

Class I Shares

Seligman

Income and Growth Fund, Inc.

Seeking Total Return Through a Combination of Capital Appreciation and Income Consistent With What is Believed to be a Prudent Allocation Between Equity and Fixed-Income Securities

The Securities and Exchange Commission has neither approved nor disapproved this Fund, and it has not determined this Prospectus to be accurate or adequate. Any representation to the contrary is a criminal offense.

An investment in this Fund or any other fund cannot provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. We recommend that you consult an authorized dealer or your financial advisor to determine if this Fund is suitable for you.

EQCI1 5/2007 CI

For More Information	back cover

The Fund

Investment Objective

The Fund’s investment objective is total return through a combination of capital appreciation and income consistent with what is believed to be a prudent allocation between equity and fixed-income securities.

Principal Investment Strategies

The Fund uses the following principal investment strategies to seek its investment objective:

The Fund allocates its assets between equity securities and fixed-income securities. Securities are carefully selected in light of the Fund’s investment objective and are diversified among many different types of securities and market sectors. As of March 31, 2007, approximately 71% of the Fund’s portfolio was invested in equity securities and approximately 29% was invested in fixed-income securities. However, the proportion of the Fund’s assets invested in each type of security will vary from time to time based on the investment manager’s assessment of general market and economic conditions.

Equity Securities

Equity securities in which the Fund may invest include: common stocks, including real estate investment trusts (“REITs”); securities convertible into common stocks; preferred stocks; and American Depositary Receipts (“ADRs”). The Fund usually invests in the common stock of larger US companies; however, it may invest in companies of any size. REITs are companies that invest primarily in income-producing real estate or real estate related loans or interests. ADRs are publicly traded instruments generally issued by domestic banks or trust companies that represent securities of foreign issuers.

Equity securities are chosen using an investment strategy, consisting of: analytical security evaluation, including fundamental research; and portfolio construction. The final equity portfolio composition, therefore, is a reflection of these analytical and qualitative techniques.

Security Evaluation. The investment manager applies analytical techniques to evaluate a broad universe of stocks based on a number of factors. The factors may include projected earnings, earnings surprise forecasts, projected cash flow, price momentum, historical income and balance sheet items, and other factors.

In addition to evaluating analytical measures, the investment manager applies traditional fundamental research to gather qualitative information. This means the investment manager concentrates on individual company fundamentals, focusing on companies that the investment manager believes are well managed and possess the opportunity for earnings growth. With respect to REITs, the investment manager may evaluate several additional factors affecting a company including, but not limited to, the quality of properties underlying the applicable REIT, changes in real estate market conditions, tactical shifts among property sectors and local market conditions that may affect these companies.

Portfolio Construction. During the course of the security evaluation and fundamental analysis discussed above, the investment manager assigns weightings to the stocks being considered for investment. The investment manager considers the risk and expected return of each individual stock as well as the overall portfolio. The manager also evaluates exposure by sector, industry, market capitalization and other categories.

The Fund generally sells an equity security if the investment manager believes its target price has been reached, its fundamentals have deteriorated, or ongoing evaluation reveals that there are more attractive investment opportunities available.

Investment Grade Securities

Investment grade fixed-income securities are those rated within the four highest rating categories by Moody’s Investors Service (“Moody’s”), Standard & Poor’s Rating Services (“S&P”) or Fitch Ratings, or are securities deemed by the investment manager to be of comparable quality (collectively, “Investment Grade Securities”). They include obligations issued and guaranteed by the US government or its agencies or instrumentalities, corporate bonds and other obligations, mortgage-backed and other asset-backed securities, obligations of non-US government agencies and private institutions, and income-producing cash equivalents, including repurchase agreements. Mortgage-backed securities include collateralized mortgage obligations, mortgage pass-through securities and stripped mortgage-backed securities.

In selecting Investment Grade Securities, the Fund’s investment approach combines macroeconomic analysis of the fixed-income market with fundamental research into individual securities, customized by market sector. The investment manager considers the trends in the fixed-income market and evaluates the long-term trends in interest rates. If the investment manager believes interest rates will decline or remain flat, the Fund will seek to purchase securities with longer maturities, and if the investment manager expects rates to rise, the Fund will seek to purchase securities with shorter maturities (securities with longer maturities typically offer higher yields but are subject to greater price volatility than securities with shorter maturities). The investment manager may invest in securities of any duration. The investment manager will also evaluate each security’s particular characteristics, such as duration, yield, quality and relative value, and total return opportunities.

High-Yield Securities

High-Yield securities (many of which are commonly known as “junk bonds”) carry non-investment grade ratings (Ba or below by Moody’s or BB or below by Fitch Ratings or S&P) or are securities deemed to be below investment grade by the investment manager (“High-Yield Securities”). Although High-Yield Securities have the potential to offer higher yields than Investment Grade Securities with higher ratings and similar maturities, High-Yield Securities are subject to greater risk of loss of principal and interest than Investment Grade Securities. The Fund may invest in all types of High-Yield Securities including:

■	Senior and subordinated corporate debt obligations of both US and non-US issuers (including debentures);

■	Mortgage and other asset-backed securities;

■	Capital appreciation bonds, including zero-coupon and pay-in-kind securities;

■	Convertible securities, preferred stock, structured securities and loan participations;

■	Municipal securities;

■	Obligations of foreign governments;

■	Securities that are rated in default by a nationally recognized statistical rating organization;

■	Repurchase agreements relating to the above instruments;

■	Warrants, rights and other equity securities that are acquired in connection with the Fund’s investments in High-Yield Securities; and

■	Restricted securities that may be offered and sold only to “qualified institutional buyers” under Rule 144A of the Securities Act of 1933 (“Rule 144A Securities”).

The Fund does not have any portfolio maturation limitation, and may invest its assets in High-Yield Securities of short, medium or long maturities.

2

In buying and selling High-Yield Securities for the Fund, the investment manager uses a relative value approach which involves (i) a top-down macroeconomic analysis of general economic and market conditions and (ii) bottom-up fundamental research of individual issuers. Applying top-down macroeconomic analysis, the investment manager looks to identify sectors and industries that it believes offer good investment opportunities, and uses extensive in-depth research to identify issuers it believes are attractive within those sectors and industries. In making sector allocations, the investment manager analyzes and compares expected returns and assumed risks. In addition to this risk/return analysis, the investment manager looks at a variety of factors when making sector and industry allocation decisions, including, but not limited to, one or more of the following:

■	The potential effect of the interest-rate environment on various sectors and industries;

■	Potential for corporate earnings growth;

■	The sector or industry contribution to GDP; and

■	Historical and anticipated default rates.

In selecting individual securities, the investment manager, as part of the relative value approach, uses bottom-up fundamental research of individual issuers. The investment manager will emphasize particular securities and types of securities that it believes will provide the potential for favorable performance in light of the risks. In making investment decisions, the investment manager looks at a variety of issuer-specific factors, including, but not limited to, one or more of the following:

■	Strong operating cash flow and margins;

■	Favorable or improving credit quality;

■	Leadership in market share or other competitive advantage;

■	Superior management; and

■	Attractive valuation relative to: the high-yield market generally, a particular industry, or the issuer’s capital structure.

The Fund will generally sell High-Yield Securities if the investment manager believes that the issuer displays one or more of the following: a deteriorating financial condition (including results of operations and cash flows), an ineffective management team, an unattractive relative valuation or deteriorating credit quality, or if there is a change in macroeconomic factors that the investment manager believes will adversely impact an issuer (e.g., a change in the interest rate environment). In addition, the Fund may sell a High-Yield Security if better opportunities exist in the equity markets.

Other Strategies

The Fund may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold) and may invest up to 10% of its total assets directly in foreign securities. The limit on foreign securities does not apply to ADRs or commercial paper and certificates of deposit issued by foreign banks.

The Fund may also invest up to 10% of its assets in exchange-traded funds (“ETFs”). ETFs are traded, like individuals stocks, on an exchange, but they represent baskets of securities that seek to track the performance of certain indices. The indices include not only broad-market indices but more specific indices as well, including those relating to particular sectors countries and regions. The Fund may invest in ETFs for short-term cash management purposes or as part of its overall investment strategy.

The Fund may also invest up to 10% of its assets in equity-linked securities (each, an “ELS”) as part of its overall investment strategy. An ELS is a debt instrument whose value is based on the value of a single equity security, basket of equity securities or an index of equity securities (each, an “Underlying Equity”). An ELS typically provides interest income, thereby offering a yield advantage over investing

3

directly in an Underlying Equity. However, the holder of an ELS typically does not benefit from any appreciation in the Underlying Equity, but is exposed to downside market risk. The Fund may purchase ELSs that trade on a securities exchange or those that trade on the over-the-counter markets, including securities offered and sold under Rule 144A of the Securities Act of 1933. The Fund may also purchase an ELS in a privately negotiated transaction with the issuer of the ELS (or its broker-dealer affiliate).

The Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal strategies in seeking to minimize extreme volatility caused by adverse market, economic, political, or other conditions. This could prevent the Fund from achieving its objective.

The Fund’s investment objective may be changed only with shareholder approval. The principal investment strategies may be changed without shareholder approval. Any changes to these strategies, however, must be approved by the Fund’s Board of Directors.

There is no guarantee that the Fund will achieve its objective.

Principal Risks

A significant portion of the Fund’s assets may be invested in common stocks. Stock prices fluctuate. Therefore, as with any fund that invests in stocks, the Fund’s net asset value will fluctuate, especially in the short term. You may experience a decline in the value of your investment and you could lose money if you sell your shares at a price lower than you paid for them.

The Fund may not invest 25% or more of its total assets in securities of companies in any one industry. The Fund may, however, invest a substantial percentage of its assets in certain industries or economic sectors believed by the investment manager to offer good investment opportunities. If an industry or economic sector in which the Fund is invested falls out of favor, the Fund’s performance may be negatively affected.

Stocks of large US companies, like those in which the Fund may invest, periodically experience periods of volatility. During these volatile periods, the value of large company stocks have periodically declined. To the extent large company stocks were to experience similar declines in the future, the Fund’s performance (including its yield, net asset value and total return) would be adversely impacted.

The portion of the Fund’s assets that are invested in fixed-income securities will be subject to interest rate risk and credit risk, as discussed below.

Changes in market interest rates will affect the value of the fixed-income securities held by the Fund. In general, the market value of fixed-income securities move in the opposite direction of interest rates: the market value decreases when interest rates rise, and are therefore subject to a greater degree of market price volatility. Changes in the value of the fixed-income securities held by the Fund may affect the Fund’s net asset value. The extent to which the Fund is affected will depend on the percentage of the Fund’s assets that is invested in fixed-income securities and the duration of the securities held.

A fixed-income security could deteriorate in quality to such an extent that its rating is downgraded or its market value declines relative to comparable securities. Credit risk also includes the risk that an issuer of a security would be unable to make interest and principal payments. To the extent the Fund holds securities that are downgraded, or default on payment, its performance could be negatively affected.

Fixed-income securities, like those in which the Fund invests, are traded principally by dealers in the over-the-counter market. The Fund’s ability to sell securities it holds is dependent on the willingness and ability of market participants to provide bids that reflect current market levels. Adverse market conditions could result in a lack of liquidity by reducing the number of ready buyers.

4

High-Yield Securities are subject to greater risk of loss of principal and income than higher-rated bonds and notes and are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.

In respect of the High-Yield Securities held by the Fund, an economic downturn could adversely impact issuers’ ability to pay interest and repay principal and could result in issuers defaulting on such payments. The value of these holdings will be affected, like all fixed income securities, by market conditions relating to changes in prevailing interest rates. However, the value of High-Yield Securities is also affected by investors’ perceptions. When economic conditions appear to be deteriorating, lower-rated or unrated corporate bonds and notes may decline in market value due to investors’ heightened concerns and perceptions about credit quality.

The market for High-Yield Securities may be less active and less liquid than for higher-rated securities. Under adverse market or economic conditions, the secondary market for these securities could contract further, causing the Fund difficulties in valuing and selling its High-Yield Securities.

Although to a lesser extent than with non-convertible fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock.

During periods of falling interest rates issuers of an obligation held by the Fund may prepay or call securities with higher coupons or interest rates before their maturity dates. If this occurs, the Fund could lose potential price appreciation and could be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income.

Capital appreciation bonds, including “zero-coupon” and “pay-in-kind” securities, may be subject to greater fluctuations in value because they tend to be more speculative than income-bearing securities. Fluctuations in the market prices of these securities owned by the Fund could result in corresponding fluctuations and volatility in the net asset value of the shares of the Fund.

If an issuer repays an obligation such as a mortgage-backed security held by the Fund more slowly than anticipated, the Fund’s returns could be adversely impacted. This could occur if an underlying mortgage pool has unusual characteristics or because interest rates have remained too high to stimulate repayment. In either case, the value of the obligation will decrease and the Fund will be prevented from investing in higher yielding-securities.

Foreign securities, illiquid securities and derivatives (including rights and warrants) in the Fund’s portfolio involve higher risk and may subject the Fund to higher price volatility. Investing in securities of foreign issuers involves risks not associated with US investments, including currency fluctuations, local withholding and other taxes, different financial reporting practices and regulatory standards, high costs of trading, and changes in political conditions. With respect to investments in securities of issuers located in emerging markets, investments may also be subject to risks associated with expropriation, investment and repatriation restrictions, settlement and custody.

The Fund will not invest in real estate directly, but only in securities issued by real estate companies. However, because of its investments in the securities of companies in the real estate industry, it is also subject to the risks associated with the direct ownership of real estate. These risks include declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds or other capital; overbuilding; lack of completion of developments or delays in completion; extended

5

vacancies of properties; increased competition; increases in property taxes and operating expenses; changes in zoning laws or other government regulations; costs resulting from the clean-up of, and legal liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; limitations on, or unavailability of, insurance on favorable economic terms; limitations on rents; changes in neighborhood values and the appeal of properties to tenants; tenant bankruptcies and other credit problems; changes in valuation due to the impact of terrorist incidents on a particular property or area, or on a segment of the economy; uninsured damages, including those arising from floods, earthquakes or other natural disasters or from acts of war or terrorism; changes in interest rates; and legal, cultural or technological developments.

These risks, including the perception that these risks may materialize, could contribute to a decline in dividends received and paid by the Fund and a decline in the value of its investments and, consequently, its share price. To the extent the Fund’s investments are concentrated in particular geographical regions or types of real estate companies, it may be subject to certain of these risks to a greater degree.

The above factors may also adversely affect a borrower’s or a lessee’s ability or willingness to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may suffer losses, experience delays in enforcing its rights as a mortgagee or lessor and incur substantial costs associ-ated with protecting its investments.

Equity REITs (those REITs that invest a majority of their assets in real property and derive their income primarily from rents) may be affected by changes in the value of the underlying property owned by the trusts, while mortgage REITs (those REITs that invest a majority of their assets in real estate mortgages and derive their income primarily from interest payments) may be affected by the quality of any credit extended, interest rates and refinancings. Further, REITs are dependent upon management skills and generally may not be diversified. As a result, performance of any REIT holdings ultimately depends on the types of real property in which the REITs invest and how well the property is managed. REITs are also subject to heavy cash flow dependency. REITs could possibly fail to qualify for tax free pass-through of income under the Internal Revenue Code of 1986, as amended, or to maintain their exemptions from registration under the Investment Company Act of 1940, as amended.

REITs have ongoing operating fees and expenses, which may include management, advisory and administration fees or expenses. These fees and expenses are borne by REIT shareholders, including the Fund.

Because investors generally look to real estate companies for a stream of income, the prices of real estate company shares may be more sensitive to changes in interest rates than are other equity securities. Since interest rates are at or near historical lows, it is likely that they will rise in the near future.

Even the larger REITs in the industry tend to be small to medium-sized companies in relation to the equity markets as a whole. Smaller company stocks, as a whole, may experience larger price fluctuations than large company stocks or other types of investments. During periods of investor uncertainty, investor sentiment may favor large, well-known companies over small, lesser-known companies. There may be less trading in a small company’s stock, which means that buy and sell transactions in that stock could have a larger impact on the stock’s price than is the case with larger company stocks.

The investment manager can at anytime allocate significantly more of the Fund’s assets to either equity or fixed-income securities and, if either asset class that the Fund may be more heavily invested in falls out of favor, performance may be negatively affected.

6

If the Fund invests in ETFs, shareholders would bear not only the Fund’s expenses (including operating expenses and management fees), but also similar expenses of the ETFs, and the Fund’s return will therefore be lower. To the extent the Fund invests in ETFs, the Fund is exposed to the risks associated with the underlying investments of the ETFs and the Fund’s performance may be negatively affected if the value of those underlying investments declines.

The Fund’s investments in ELSs would subject it to the downside market risk associated with the Underlying Equity, and to additional risks not typically associated with investments in listed equity securities, such as liquidity risk, credit risk of the issuer, and concentration risk. The liquidity of unlisted ELSs is normally determined by the willingness of the issuer to make a market in the ELS. While the Fund will seek to purchase ELSs only from issuers that it believes to be willing to, and capable of, repurchasing the ELS at a reasonable price, there can be no assurance that the Fund will be able to sell any ELS at such a price or at all. This may impair the Fund’s ability to enter into other transactions at a time when doing so might be advantageous. In addition, because ELSs are senior unsecured notes of the issuer, the Fund would be subject to the risk that the issuer may default on its obligations under the ELS, and the potential risk of being too concentrated in the securities (including ELSs) of that issuer.

The Fund may actively and frequently trade securities in its portfolio to carry out its principal strategies. A high portfolio turnover rate increases transaction costs which may increase the Fund’s expenses. Frequent and active trading may cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Website References

The website references in this Prospectus are inactive textual references and information contained in or otherwise accessible through these websites does not form a part of this Prospectus.

Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.

Past Performance

The performance information on the following page provides some indication of the risks of investing in the Fund by showing how the performance of Class I shares has varied from year to year, as well as how the performance compares to three widely-used measures of performance and a blended index created by the investment manager, as further described below.

The following performance information is designed to assist you in comparing the returns of the Fund with the returns of other mutual funds. How the Fund has performed in the past (before and after taxes), however, is not necessarily an indication of how the Fund will perform in the future.

Both the bar chart and table assume that all dividends and capital gain distributions, if any, were reinvested. Class I shares are not subject to any sales charges. For the fiscal year ended December 31, 2006, J. & W. Seligman & Co. Incorporated (“Seligman”), the Fund’s investment manager, at its discretion, reimbursed certain expenses of the Fund’s Class I shares. Absent such reimbursement, returns that include this period would have been lower.

7

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

Class I Annual Total Returns

Best quarter return: 7.06% – quarter ended 9/30/06.

Worst quarter return: -2.67% – quarter ended 3/31/05.

Class I Average Annual Total Returns – Periods Ended 12/31/06

	One Year	Since Inception 4/30/03
Class I
Return before taxes	15.88%	10.23%
Return after taxes on distributions	15.08	9.70
Return after taxes on distributions and sale of Fund shares	10.87	8.60
S&P 500 Index	15.78	14.66
Lehman Brothers Government/Credit Index	3.78	3.33
Blended Index	10.88	10.12
Lipper Mixed-Asset Target Allocation Growth Funds Average	11.98	11.79

The Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”), the Lehman Brothers Government/Credit Index (“Lehman Index”), the Blended Index and the Lipper Mixed-Asset Target Allocation Growth Funds Average (“Lipper Average”) are unmanaged benchmarks that assume the reinvestment of all distributions. The Lipper Average does not reflect any sales charges or taxes and the S&P 500 Index, the Lehman Index and the Blended Index do not reflect any fees, sales charges or taxes. The Lehman Index is composed of all bonds that are investment grade (rated Baa or higher by Moody’s or BBB or higher by S&P, if unrated by Moody’s) with at least one year to maturity. The S&P 500 Index measures the performance of 500 of the largest US companies based on market capitalization. The Blended Index is an index created by Seligman. The Blended Index is comprised of a 60% weighting in the S&P 500 Index and a 40% weighting in the Lehman Index. The Lipper Average measures the performance of funds, that by portfolio practice, maintain a mix of between 60%-80% equity securities, with the remainder invested in bonds, cash and cash equivalents. Lipper currently classifies the Fund as a Mixed-Asset Target Allocation Growth Fund. Investors cannot invest directly in an average or an index.

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Fees and Expenses

The table below summarizes the fees and expenses that you may pay as a shareholder of the Fund. Annual fund operating expenses are deducted from Fund assets and are therefore paid indirectly by you and other shareholders of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) on Purchases	none
Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions	none

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
(as a percentage of average net assets)
Management Fees	0.60%
Distribution and/or Service (12b-1) Fees	none
Other Expenses	1.11%
Total Annual Fund Operating Expenses	1.71%

Example

This example is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund’s total annual operating expenses (including the management fee) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$174	$539	$928	$2,019

Management Fees:

Fees paid out of Fund assets to the investment manager to compensate it for managing the Fund.

Other Expenses:

Miscellaneous expenses of running the Fund, including such things as transfer agency, registration, custody, auditing and legal fees.

9

Management

The Fund’s Board of Directors provides broad supervision over the affairs of the Fund.

J. & W. Seligman & Co. Incorporated (Seligman), 100 Park Avenue, New York, New York 10017, is the investment manager of the Fund. Seligman manages the investment of the Fund’s assets, including making purchases and sales of portfolio securities consistent with the Fund’s investment objective and strategies, and administers the Fund’s business and other affairs.

Established in 1864, Seligman currently serves as manager to 23 US registered investment companies, which offer 60 investment portfolios with approximately $11.5 billion in assets as of March 31, 2007.

Seligman also provides investment management or advice to institutional or other accounts having an aggregate value at March 31, 2007 of approximately $7.7 billion.

The Fund pays Seligman a management fee for its services. The management fee rate declines as the Fund’s net assets increase. It is equal to an annual rate of 0.60% of the Fund’s average daily net assets on the first $1 billion of net assets, 0.55% of the Fund’s average daily net assets on the next $1 billion of net assets and 0.50% of the Fund’s average daily net assets in excess of $2 billion. For the year ended December 31, 2006, the management fee paid by the Fund to Seligman was equal to 0.60% of the Fund’s average daily net assets.

A discussion regarding the basis for the Fund’s Board of Director’s approval of the continuance of the investment management agreement between the Fund and Seligman is available in the Fund’s Annual Report, dated December 31, 2006.

Portfolio Management

The Fund is co-managed by Seligman’s Core Investment Team headed by Mr. John B. Cunningham, Seligman’s Investment Grade Team headed by Mr. Francis L. Mustaro, and Seligman’s High-Yield Team headed by Mr. J. Eric Misenheimer.

Mr. Cunningham, a Managing Director and Chief Investment Officer of Seligman, is Vice President and Portfolio Manager of the Fund. He is also Vice President and Portfolio Manager of Seligman Common Stock Fund, Inc. and Tri-Continental Corporation (a closed-end investment company), Vice President of Seligman Portfolios, Inc. and Portfolio Manager of its Seligman Common Stock Portfolio., and Vice President and Co-Portfolio Manager of Seligman TargetHorizon ETF Portfolios, Inc. Prior to joining Seligman in 2004, Mr. Cunningham was, beginning in 2001, a Managing Director, Senior Portfolio Manager of Salomon Brothers Asset Management (“SBAM”) and Group Head of SBAM’s Equity Team. Prior to 2001, he was a Director, Portfolio Manager of SBAM.

Affiliates of Seligman:

Seligman Advisors, Inc.:

The Fund’s distributor; responsible for accepting orders for purchases and sales of Fund shares.

Seligman Services, Inc.:

A limited purpose broker/dealer; acts as the broker/dealer of record for shareholder accounts that do not have a designated broker or financial advisor.

Seligman Data Corp. (“SDC”):

The Fund’s shareholder service agent; provides shareholder account services to the Fund at cost.

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Mr. Mustaro, a Managing Director of Seligman, is Vice President and Co-Portfolio Manager of the Fund. In addition to his responsibilities in respect of the Fund, Mr. Mustaro is Vice President and Portfolio Manager of Seligman Cash Management Fund, Inc. and Seligman Core Fixed Income Fund, Inc., Vice President of Seligman High Income Fund Series and Portfolio Manager of its Seligman U. S. Government Securities Fund, and Vice President of Seligman Portfolios, Inc. and Portfolio Manager of each of its Seligman Cash Management Portfolio and Seligman Investment Grade Fixed Income Portfolio. Mr. Mustaro joined Seligman in April 2006. Prior to joining Seligman, Mr. Mustaro was a Senior Portfolio Manager, Core Fixed Income Group of Citigroup Asset Management (“CAM”) since 1995, a Managing Director of CAM since 2004 and, prior to then, a Director of CAM since 2000.

Mr. Misenheimer, a Managing Director of Seligman, is Vice President and C0-Portfolio Manager of the Fund. Mr. Misenheimer is also Vice President and Co-Portfolio Manager of Seligman Core Fixed Income Fund, Inc. and Vice President of Seligman High Income Fund Series and Portfolio Manager of its Seligman High-Yield Fund. Before joining Seligman in 2005, he was Senior Vice President, Director of Taxable High Yield Fixed Income Investing for Northern Trust Global Investments and was, since July 1999, the management team leader for the Northern High Yield Fixed Income Fund.

Paul J. Pertusi, a Vice President of Seligman, is a member of Seligman’s Investment Grade Team. Mr. Pertusi was employed as an investment professional with Seligman from April 2002 through January 2005, and then was employed as an investment professional with Schroders Investment Management until he returned to Seligman in July 2005. Previously, he was Portfolio Manager for the Fixed Income Management Group at the Bank of New York since 1997.

Mr. Paul A. Langlois, a Senior Vice President, Investment Officer of Seligman, is a member of Seligman’s High-Yield Team. Mr. Langlois is Vice President of Seligman High Income Fund Series and Co-Portfolio Manager of its High Yield Fund. Mr. Langlois joined Seligman in March of 2002. Prior to then, Mr. Langlois was an analyst with Triton Partners since October 2000.

Mr. Henry P. Rose, a Senior Vice President, Investment Officer of Seligman, is a member of the Seligman’s High-Yield Team. Mr. Rose is Vice President of Seligman High Income Fund Series and Co-Portfolio Manager of its High Yield Fund. Mr. Rose joined Seligman in May 2005. Prior to then, he was a Senior Credit Analyst with Northern Trust Global Investments from 2000 to 2005 where he concentrated on high-yield securities.

Mr. Cunningham generally makes the investment decisions with respect to the equity securities portion of the Fund, including investments in REITs. Mr. Mustaro generally makes the investment decisions with respect to investment grade fixed-income securities, other than corporate bonds, for which Mr. Pertusi is responsible. Mr. Misenheimer is responsible for investing in high-yield securities. Mr. Cunningham, in consultation with Messrs. Mustaro and Misenheimer, determines the allocation among the available asset classes. Mr. Cunningham, with the assistance of Messrs. Mustaro and Misenheimer, considers and makes strategic investments in preferred stocks.

The Fund’s Statement of Additional Information provides additional information about the compensation of the individuals named above (the “Portfolio Managers”), other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership of securities of the Fund.

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Frequently Asked Questions About Regulatory Matters

In late 2003, Seligman conducted an extensive internal review in response to public announcements concerning mutual fund trading practices. The following discussion has been prepared to provide shareholders with important information.

For purposes of this discussion, J. & W. Seligman & Co. Incorporated and its affiliates and related parties are referred to as “Seligman” or the “Manager,” and the Seligman registered investment companies are referred to as the “Seligman Funds.”

Q1.	Have any Seligman employees engaged in improper trading?

A.	The Manager conducted an internal review of employee trading in shares of the Seligman Funds in the fall of 2003 and continues to monitor employee trading in the Seligman Funds. The Manager has not found any improper trading activity by Seligman employees.

Q2.	Does Seligman have any policies relating to employee investment in the Seligman Funds?

A.	A majority of Seligman employees invest in the Seligman Funds, either directly or through the Seligman 401(k) plans. Trading by employees is monitored by the Manager’s legal department and is subject to the Manager’s Code of Ethics. In addition, unlike many 401(k) plans that permit daily trading, the Seligman 401(k) plans permit only weekly trading activity. All Seligman employees have been informed that excessive trading with respect to the Seligman Funds, or trading in the Seligman Funds based upon inside information, is inappropriate and may, in certain cases, be illegal. Employees who engage in inappropriate trading will be subject to disciplinary action, which may include termination of employment.

Q3.	Has Seligman engaged in improper disclosure of a Fund’s portfolio holdings?

A.	The Manager has found no improprieties relating to the disclosure of a Fund’s portfolio holdings. The Manager has not disclosed and does not disclose a Fund’s portfolio holdings prior to public dissemination, unless such disclosure is made for legitimate business purposes and only if the Manager believes that such disclosure will not be detrimental to a Fund’s interest. A description of the policies and procedures with respect to the disclosure of each Fund’s portfolio securities is set forth in each Fund’s Statement of Additional Information.

Q4.	What is Seligman’s policy with regard to receipt of late trades (i.e., after 4:00 pm Eastern Time)?

A.

Seligman does not accept late trades directly from Fund shareholders or prospective shareholders. The large majority of mutual fund trades submitted to Seligman are from broker-dealer firms and other financial intermediaries on behalf of their clients. These intermediaries have an obligation to ensure that trades submitted to the Seligman Funds after 4:00 pm on a trading day for that day’s net asset value were, in fact, received by those entities by 4:00 pm on that day. This applies to all trades from intermediaries, including those that are transmitted electronically to Seligman after the market closes. Although the Seligman Funds and the Manager, like other mutual fund groups, cannot determine the time at which orders received through financial intermediaries were placed, the Manager expects mutual fund trades submitted to

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Seligman by financial intermediaries to comply with all applicable laws and regulations. Seligman has contacted every financial intermediary that offers, sells, or purchases shares of the Seligman Funds in order to remind all of them of their responsibility to have reasonable policies and procedures to ensure that they comply with their legal and contractual obligations.

The Manager has found no instances of Fund shareholders engaging in late trading directly with the Seligman Funds. Seligman will cooperate with and support any governmental or regulatory investigation to identify and hold accountable any financial intermediary that has submitted orders in violation of applicable laws or regulations.

Q5.	What is Seligman’s policy regarding market timing?

A.	Seligman has policies and procedures in place to restrict trades that, in its judgment, could prove disruptive in the management of portfolios of the Seligman Funds. As part of the Manager’s procedures, the Manager frequently rejects trades, issues warning letters, and prohibits accounts from making further exchanges. Since September 2003, when the first proceedings relating to trading practices within the mutual fund industry were publicly announced, Seligman has taken additional steps to strengthen its policies and procedures. A general description of the Seligman Funds’ policies is set forth in each Fund’s prospectus.

Q6.	Has Seligman conducted an internal review relating to market timing?

A.	The Manager completed its internal review in the fall of 2003. As of September 2003, the Manager had one arrangement that permitted frequent trading. This arrangement was in the process of being closed down by the Manager before September 2003. Based on a review of the Manager’s records for 2001 through 2003, the Manager identified three other arrangements that had permitted frequent trading in the Seligman Funds. All three had already been terminated prior to the end of September 2002. The results of the Manager’s internal review were presented to the Independent Directors of the Seligman Funds. In order to resolve matters with the Independent Directors relating to the four arrangements, the Manager in May 2004 paid approximately $75,000 to Seligman Global Growth Fund, $300,000 to Seligman Global Smaller Companies Fund and $1.6 million to Seligman Global Technology Fund in recognition that these global investment funds presented some potential for time zone arbitrage. The amounts paid by the Manager represented less than 1/2 of 1% of each such Fund’s net asset value as of the date such payments were made. In addition, with respect to Seligman Communications and Information Fund and notwithstanding that time zone arbitrage opportunities did not exist, the Manager, at the request of the Independent Directors, agreed to waive a portion of its management fee, amounting to five basis points (0.05%) per annum, for that Fund for a period of two years commencing on June 1, 2004.

Q7.	Does Seligman disclose its internal market timing control procedures?

A.	Seligman’s market timing control procedures are proprietary. The Manager believes that disclosing these procedures will reduce their effectiveness.

Q8.	What new practices are being considered to prevent market timing abuses?

A.	Like other members of the mutual fund industry, Seligman has considered, and

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continues to consider numerous options, including the implementation of redemption fees. Seligman also has contacted every financial intermediary that offers, sells, or purchases shares of the Seligman Funds in order to inform all of them that they must have reasonable policies and procedures to ensure that they do not knowingly permit or facilitate excessive trading of the Seligman Funds or knowingly use or facilitate any methods designed to disguise such trading in the Seligman Funds.

Q9.	Is Seligman involved with any federal or state investigation relating to market timing or late trading?

A.	Beginning in February 2004, Seligman was in discussions with the New York staff of the SEC and the Office of the New York Attorney General (“Attorney General”) in connection with their review of frequent trading in certain of the Seligman mutual funds. No late trading is involved. This review was apparently stimulated by Seligman’s voluntary public disclosure of the foregoing arrangements in January 2004. In March 2005, negotiations to settle the matter were initiated by the New York staff of the SEC. After several months of negotiations, tentative agreement was reached, both with the New York staff of the SEC and the Attorney General, on the financial terms of a settlement. However, settlement discussions with the Attorney General ended when the Attorney General sought to impose operating conditions on Seligman that were unacceptable to Seligman, would have applied in perpetuity and were not requested or required by the SEC. Subsequently, the New York staff of the SEC indicated that, in lieu of moving forward under the terms of the tentative financial settlement, the staff was considering recommending to the Commissioners of the SEC the instituting of a formal action against Seligman. Seligman believes that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Funds.

Immediately after settlement discussions with the Attorney General ended, the Attorney General issued subpoenas to certain of the Seligman Funds and their directors. The subpoenas sought various Board materials and information relating to the deliberations of the Independent Directors as to the advisory fees paid by the Seligman mutual funds to Seligman. Seligman objected to the Attorney General’s seeking of such information and, on September 6, 2005, filed suit in federal district court seeking to enjoin the Attorney General from pursuing a fee inquiry. Seligman believes that the Attorney General’s inquiry is improper because Congress has vested exclusive regulatory oversight of investment company advisory fees in the SEC.

At the end of September 2005, the Attorney General indicated that it intended to file an action at some point in the future alleging, in substance, that Seligman permitted other persons to engage in frequent trading other than the arrangements described above and, as a result, the prospectus disclosure used by the Seligman Funds is and has been misleading. On September 26, 2006, the Attorney General commenced a civil action in New York State Supreme Court against J. & W. Seligman & Co. Incorporated, Seligman Advisors, Inc., Seligman Data Corp. and Brian T. Zino, reiterating, in substance, the foregoing claims and various other related matters. The Attorney General also claims that the fees charged by Seligman are excessive. The Attorney General is seeking damages and restitution, disgorgement,

14

penalties and costs (collectively, “Damages”), including Damages of at least $80 million relating to alleged timing occurring in the Seligman Funds and disgorgement of profits and management fees, and injunctive relief. Seligman and Mr. Zino believe that the claims are without merit and intend to defend themselves vigorously.

Any resolution of these matters with regulatory authorities may include, but not be limited to, the relief sought by the Attorney General or other sanctions or changes in procedures. Any Damages will be paid by Seligman and not by the Seligman Funds. If Seligman is unsuccessful in its defense of these proceedings, it and its affiliates could be barred from providing services to the Seligman Funds, including serving as an investment adviser for the Seligman Funds and principal underwriter for the open-end Seligman Funds. If these results occur, Seligman will seek exemptive relief from the SEC to permit it and its affiliates to continue to provide services to the Seligman Funds. There is no assurance that such exemptive relief will be granted.

Seligman does not believe that the foregoing legal action or other possible actions should have a material adverse impact on Seligman or the Seligman Funds; however, there can be no assurance of this or that these matters and any related publicity will not result in reduced demand for shares of the Seligman Funds or other adverse consequences.

Q10.	Does Seligman have any market timing arrangements at the current time?

A.	Market timing arrangements in the Seligman Funds have been prohibited. In addition, Seligman has strengthened existing controls to discourage and help prevent market timing.

Q11.	Have any employees been disciplined in connection with the Manager’s overall internal review?

A.	One employee has left Seligman.

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Shareholder Information

The Fund offers six classes of shares. Only Class I shares are offered by this Prospectus. The Fund’s Board of Directors believes that no conflict of interest currently exists among the Fund’s Classes of shares. On an ongoing basis, the Directors, in the exercise of their fiduciary duties under the Investment Company Act of 1940 and applicable state law, will seek to ensure that no such conflict arises.

Seligman (as well as the Fund’s distributor) may provide cash payments out of its own resources to financial intermediaries that sell shares of the Fund or otherwise provide services to the Fund. For more details regarding such payments, please consult the Fund’s Statement of Additional Information.

Pricing of Fund Shares

When you buy or sell shares, you do so at the Class’s net asset value (“NAV”) next calculated after Seligman Advisors accepts your request. However, in some cases, the Fund has authorized certain financial intermediaries (and other persons designated by such financial intermediaries) to receive purchase and redemption orders on behalf of the Fund. In such instances, customer orders will be priced at the Class’s NAV next calculated after the authorized financial intermediary (or other persons designated by such financial intermediary) receives the request. However, Seligman Advisors may reject any request to purchase shares under the circumstances discussed later in this Prospectus under the captions “Important Policies That May Affect Your Account” and “Frequent Trading of Fund Shares.” Authorized financial intermediaries or their designees are responsible for forwarding your order in a timely manner.

NAV: Computed separately for each Class by dividing that Class’s share of the net assets of the Fund (i.e., its assets less liabilities) by the total number of outstanding shares of the Class.

If your buy or sell order is received by an authorized financial intermediary or its designee after the close of regular trading on the New York Stock Exchange (“NYSE”), the order will be executed at the Class’s NAV calculated as of the close of regular trading on the next NYSE trading day. When you sell shares, you receive the Class’s per share NAV.

The NAV of the Fund’s shares is determined each day, Monday through Friday, on days that the NYSE is open for trading.

Securities owned by the Fund are valued at current market prices. If Seligman concludes that the most recently reported (or closing) price of a security held by the Fund is no longer valid or reliable, or such price is otherwise unavailable, Seligman will value the security at its fair value as determined in accordance with policies and procedures approved by the Fund’s Board of Directors. The value of a security held by the Fund could be so determined in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts or extreme market volatility. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value or the price that may be realized upon the actual sale of the security.

How to Buy Fund Shares

Class I shares are not subject to any initial or contingent deferred sales charges or distribution expenses. This Class, however, is only offered to certain types of investors. Class I shares may be purchased only by (i) a “qualified tuition program” (within the meaning of Section 529 of the Internal Revenue Code) approved by Seligman Advisers,

16

(ii) certain qualified employee benefit plans offered to employees of Seligman and its affiliates and SDC, (iii) any qualified or non-qualified employee benefit plan or arrangement (“Benefit Plan”) with over $200 million in assets that is approved by Seligman Advisors, (iv) with respect to a specific Seligman fund in the Seligman Group of Funds, any Benefit Plan or other investor that makes an initial investment of $3,000,000 or more in Class I shares of that Seligman fund, and (v) any Benefit Plan with at least $25 million in assets purchasing Class I shares through a financial intermediary that has been authorized by Seligman Advisors to offer Class I shares pursuant to a written agreement. Each eligible investor is required to have a single account and trade electronically with SDC either through the electronic trading platform operated by the National Securities Clearing Corporation (NSCC) or other electronic means acceptable to SDC. Benefit Plans that have the same sponsor (or sponsors affiliated with one another) (“Affiliated Benefit Plans”) may aggregate their investments for determining eligibility to invest in Class Ishares. However, any Benefit Plan not otherwise eligible on its own to invest in Class I shares must place orders for shares of a Seligman fund through a single account maintained for the benefit of its Affiliated Benefit Plans.

To make your initial investment in the Fund, an account must be established with SDC.

How to Exchange Shares Among the Seligman Mutual Funds

You may sell Fund shares to buy shares of the same class of another Seligman mutual fund, or you may sell shares of another Seligman mutual fund to buy Fund shares. Class I shares may not be offered by every Seligman mutual fund. Please consult the relevant fund’s current prospectus to determine if it offers Class I shares. Exchanges will be made at each fund’s respective NAV. Exchanges generally must be requested in writing and received by Seligman Advisors by 4:00 p.m. Eastern time to receive that day’s NAV.

How to Sell Shares

Generally, institutional shareholders must send written instructions to SDC to sell Fund shares. SDC will send proceeds from a sale by means agreed on between each institutional shareholder and SDC. Sales handled by an authorized dealer or financial advisor generally must follow the same procedure. The Fund does not charge any fees or expenses for a sale handled by an authorized dealer or financial advisor, but the dealer or financial advisor may charge a service fee. SDC may require additional documents to sell Fund shares. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.

Important Policies That May Affect Your Account

To protect you and other shareholders, the Fund reserves the right to:

■	Refuse any request to buy Fund shares;

■	Reject any request received by telephone;

■	Close your account if it does not have a certified taxpayer identification number (this is your social security number for individuals);

■	Request additional information or close your account to the extent required or permitted by applicable law or regulations, including those relating to the prevention of money laundering; and

■	Close your account if your account remains below $250,000 for a period of at least six months.

Frequent Trading of Fund Shares

As a matter of policy, the Fund discourages frequent trading of Fund shares. In this regard, the Fund’s Board of Directors has adopted written policies and procedures that, subject to the limitations set forth below, are designed to deter frequent trading that may be disruptive to the

17

management of the Fund’s portfolio. If the Fund, Seligman Advisors, (the Fund’s distributor), or SDC, (the Fund’s shareholder service agent) (referred to collectively below as the “Seligman Parties”) determine that you have exchanged more than twice to and from the Fund in any three-month period, you will not be permitted to engage in further exchange activity in the Fund for 90 days. The Seligman Parties may under certain circumstances also refuse initial or additional purchases of Fund shares by any person for any reason, including if that person is believed to be engaging, or suspected of engaging, in trading of fund shares in excess of the guidelines noted above (excluding purchases via a direct deposit through an automatic payroll deduction program). In addition, the Seligman Parties may under certain circumstances refuse to accept exchange requests for accounts of any person that has had a previous pattern (even if involving a different fund in the Seligman Group) of trading in excess of the guidelines noted above. Furthermore, if you purchase shares of the Fund through a financial intermediary, your ability to purchase or exchange shares of the Fund could be limited if your account is associated with a person (e.g., broker or financial advisor) previously identified by the Seligman Parties as engaging in trading activity in excess of the guidelines noted above. The Fund’s policies do not permit exceptions to be granted, and the policies are, to the extent possible, applied uniformly to all accounts where beneficial ownership has been ascertained.

Shareholders and their financial intermediaries seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and, despite the efforts of the Seligman Parties to prevent excessive trading, there is no guarantee that the Seligman Parties will be able to identify such shareholders or curtail their trading practices. The ability of the Seligman Parties to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations and hindered by financial intermediaries purpose-fully or unwittingly facilitating these practices. In addition, the Fund receives purchase, exchange and redemption orders through financial intermediaries, some of whom hold shares through omnibus accounts, and the Seligman Parties will not, under most circumstances, know of or be able to reasonably detect excessive trading which may occur through these financial intermediaries. Omnibus account arrangements and their equivalents (e.g., bank trust accounts and retirement plans) are a common form of holding shares of funds by many brokers, banks and retirement plan administrators. These arrangements often permit the financial intermediary to aggregate many client transactions and ownership positions and provide the Fund with combined purchase and redemption orders. In these circumstances, the Seligman Parties may not know the identity of particular shareholders or beneficial owners or whether particular purchase or sale orders were placed by the same shareholder or beneficial owner. A substantial percentage of shares of the Fund may be held through omnibus accounts and their equivalents.

To the extent that the efforts of the Seligman Parties are unable to eliminate excessive trading practices in the Fund, these practices may interfere with the efficient management of the Fund’s portfolio, hinder the Fund’s ability to pursue its investment objective and may reduce the returns of long-term shareholders. Additionally, these practices may result in the Fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit to a greater extent and engaging in additional portfolio transactions. Increased portfolio transactions and use of the line of credit could correspondingly increase the Fund’s operating costs and decrease the Fund’s investment performance. Maintenance of a higher level of cash balances necessary to meet frequent redemptions could likewise result in lower Fund investment performance during periods of rising markets.

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Dividends and Capital Gain Distributions

The Fund generally pays any dividends from its net investment income quarterly and distributes any net capital gains realized on investments annually. The Fund has a net capital loss carryforward that is available for offset against future taxable net capital gains, expiring in 2010. Accordingly, no capital gains distributions are expected to be paid to shareholders until net capital gains have been realized in excess of the available capital loss carryforward.

Institutional shareholders such as tax-deferred retirement plans and qualified tuition programs generally will have dividend and capital gain distributions, if any, reinvested in additional Fund shares. Other institutional shareholders may elect to:

(1)	reinvest both dividends and capital gain distributions;

(2)	receive dividends in cash and reinvest capital gain distributions; or

(3)	receive both dividends and capital gain distributions in cash.

Dividend:

A payment by a mutual fund, usually derived from the Fund’s net investment income (dividends and interest earned on portfolio securities less expenses).

Capital Gain Distribution:

A payment to mutual fund shareholders which represents profits realized on the sale of securities in a Fund’s portfolio.

Ex-dividend Date:

The day on which any declared distributions (dividends or capital gains) are deducted from a Fund’s assets before it calculates its NAV.

If you want to change your election, you may send written instructions to SDC at P.O. Box 9759, Providence, RI 02940-9759, or, an authorized dealer or financial advisor may call SDC. Your request must be received by SDC before the record date to be effective for that dividend or capital gain distribution.

Dividends or capital gain distributions that are not reinvested will be sent by means agreed on between SDC and each institutional shareholder. Such distributions can be sent by check or by wire transfer, or if you have current ACH bank information on file, directly deposited into a predesignated bank account, typically within 2 business days from the payable date.

Dividends and capital gain distributions are reinvested to buy additional Fund shares on the payable date using the NAV of the ex-dividend date.

Taxes

The tax treatment of dividends and capital gain distributions is the same whether you take them in cash or reinvest them to buy additional Fund shares. Dividends paid by the Fund are taxable to you as ordinary income. Tax-deferred retirement plans and qualified tuition programs are not taxed currently on dividends or capital gain distributions or on gains resulting from the sale or exchange of Fund shares.

You may be taxed at different rates on capital gains distributed by the Fund depending on the length of time the Fund holds its assets.

When you sell Fund shares, any gain or loss you realize will generally be treated as a long-term capital gain or loss if you held your shares for more than one year, or as a short-term capital gain or loss if you held your shares for one year or less. However, if you sell Fund shares on which a long-term capital gain distribution has been received and you held the shares for six months or less, any loss you realize will be treated as a long-term capital loss to the extent that it offsets the long-term capital gain distribution.

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An exchange of Fund shares is a sale and may result in a gain or loss for federal income tax purposes.

Each January, you will be sent information on the tax status of any distributions made during the previous calendar year. Because each shareholder’s situation is unique, you should always consult your tax advisor concerning the effect income taxes may have on your individual investment.

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The Seligman Mutual Funds

EQUITY

Specialty

Seligman Communications and Information Fund†

Seeks capital appreciation by investing in companies operating in the communications, information and related industries.

Seligman Emerging Markets Fund†

Seeks long-term capital appreciation by investing primarily in equity securities of companies in emerging markets.

Seligman Global Technology Fund

Seeks long-term capital appreciation by investing primarily in global securities (US and non-US) of companies in the technology and technology-related industries.

Small Company

Seligman Frontier Fund†

Seeks growth of capital by investing primarily in small company growth stocks.

Seligman Global Smaller Companies Fund†

Seeks long-term capital appreciation by investing in securities of smaller companies around the world, including the US.

Seligman Smaller-Cap Value Fund†

Seeks long-term capital appreciation by investing in common stocks of smaller companies, deemed to be “value” companies by the investment manager.

Medium Company

Seligman Capital Fund†

Seeks capital appreciation by investing in the common stocks of medium-sized companies.

Large Company

Seligman Common Stock Fund†

Seeks total return through a combination of capital appreciation and current income.

Seligman Global Growth Fund†

Seeks capital appreciation by investing primarily in equity securities of companies that have the potential to benefit from global economic or social trends.

Seligman Growth Fund†

Seeks long-term capital appreciation.

Seligman International Growth Fund†

Seeks long-term capital appreciation by generally investing in securities of large- and mid-capitalization growth companies in the international markets.

Seligman Large-Cap Value Fund†

Seeks long-term capital appreciation by investing in common stocks of large companies, deemed to be “value” companies by the investment manager.

Balanced

Seligman Income and Growth Fund†

Seeks total return through a combination of capital appreciation and income consistent with what is believed to be a prudent allocation between equity and fixed-income securities.

† Offers Class I Shares.

21

Real Estate Securities

Seligman LaSalle Global Real Estate Fund

Seeks total return through a combination of current income and long-term capital appreciation by investing in equity and equity-related securities issued by global real estate companies, such as US real estate investment trusts (REITs) and similar entities outside the US.

Seligman LaSalle Monthly Dividend Real Estate Fund†

Seeks to provide a high level of current income with capital appreciation as a secondary objective by investing in equity and equity-related securities issued by real estate companies, such as real estate investment trusts (REITs).

FIXED-INCOME

Income

Seligman High-Yield Fund†

Seeks a high level of current income and may also consider the potential for capital appreciation consistent with prudent investment management. The Fund invests primarily in non-investment grade, high-yield securities.

Seligman Core Fixed Income Fund (formerly, Seligman Investment Grade Fixed Income Fund)†

Seeks to produce a high level of current income consistent with prudent exposure to risk. Capital appreciation is a secondary objective. The Fund invests a significant portion of its assets in investment grade fixed-income securities.

Seligman U.S. Government Securities Fund

Seeks a high level of current income consistent with prudent investment risk primarily by investing in a diversified portfolio of securities issued or guaranteed by the US government, its agencies or instrumentalities, or government sponsored enterprises.

Municipal

Seligman Municipal Funds:

National Fund

Seeks maximum income, exempt from regular federal income taxes.

State-specific funds:*

Seek to maximize income exempt from regular federal income taxes and from regular income taxes in the designated state.

California	Louisiana	New Jersey
• High-Yield	Maryland	New York
• Quality	Massachusetts	North Carolina
Colorado	Michigan	Ohio
Florida	Minnesota	Oregon
Georgia	Missouri	Pennsylvania
South Carolina

* A small portion of income may be subject to state and local taxes.

Money Market

Seligman Cash Management Fund†

Seeks to preserve capital and to maximize liquidity and current income, by investing only in high-quality money market securities. The Fund seeks to maintain a constant net asset value of $1.00 per share.

ASSET ALLOCATION

Seligman Time Horizon/Harvester Series. Inc. offers four different asset allocation funds that pursue their investment objectives by allocating their assets among other mutual funds in the Seligman Group.

Seligman Time Horizon 30 Fund

Seeks long-term capital appreciation by creating a portfolio of mutual funds that invests in aggressive growth-oriented domestic and international equity

22

† Offers Class I Shares.

securities weighted toward small- and medium-capitalization companies.

Seligman Time Horizon 20 Fund

Seeks long-term capital appreciation by creating a portfolio of mutual funds that invests in growth-oriented domestic and international equity securities, with a more even weighting among small-, medium- and large-capitalization companies than Seligman Time Horizon 30 Fund.

Seligman Time Horizon 10 Fund

Seeks capital appreciation by creating a portfolio of mutual funds that invests in small-, medium- and large-capitalization domestic and international equity securities as well as real estate securities and domestic fixed-income securities.

Seligman Harvester Fund

Seeks capital appreciation and preservation of capital with current income and growth of income by creating a portfolio of mutual funds that invests in medium- and large-capitalization and dividend producing domestic and international equity securities supplemented by a larger allocation to real estate securities as well as domestic fixed-income securities, cash and cash equivalents than Seligman Time Horizon 10 Fund.

Seligman TargetHorizon ETF Portfolios, Inc. offers five asset-allocation mutual funds that seek to achieve their respective investment objectives by allocating their assets among exchange-traded funds (ETFs).

Seligman TargETFund 2045†

Seeks capital appreciation until migration, and thereafter capital appreciation consistent with a strategy of steadily decreasing emphasis on capital appreciation and steadily increasing emphasis on capital preservation and current income as the year 2045 approaches.

Seligman TargETFund 2035†

Seeks capital appreciation until migration, and thereafter capital appreciation consistent with a strategy of steadily decreasing emphasis on capital appreciation and steadily increasing emphasis on capital preservation and current income as the year 2035 approaches.

Seligman TargETFund 2025†

Seeks capital appreciation consistent with a strategy of steadily decreasing emphasis on capital appreciation and steadily increasing emphasis on capital preservation and current income as the year 2025 approaches.

Seligman TargETFund 2015†

Seeks capital appreciation and current income consistent with a strategy of steadily decreasing emphasis on capital appreciation and steadily increasing emphasis on capital preservation and current income as the year 2015 approaches.

Seligman TargETFund Core†

Seeks capital appreciation and preservation of capital with current income.

† Offers Class I Shares.

23

Financial Highlights

The table below is intended to help you understand the financial performance of the Fund’s Class I shares since inception. Certain information reflects financial results for a single share of Class I shares held throughout the periods shown. Per share amounts are calculated based on average shares outstanding during the period. “Total return” shows the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested all your dividends and capital gain distributions, if any. Total returns do not reflect any taxes and are not annualized. If taxes were included, the returns presented below would have been lower. Deloitte & Touche LLP, Independent Registered Public Accounting Firm, has audited this information. Their report, along with the Fund’s financial statements, is included in the Fund’s Annual Report, which is available upon request.

CLASS I
	Year Ended December 31,			4/30/03* to 12/31/03
	2006	2005	2004
Per Share Data:
Net asset value, beginning of period	$12.73	$12.74	$11.94	$10.71
Income from investment operations:
Net investment income	0.48	0.16	0.17	0.11
Net realized and unrealized gain (loss) on investments and options written	1.51	(0.01)	0.81	1.24
Total from investment operations	1.99	0.15	0.98	1.35
Less distributions:
Dividends from net investment income	(0.48)	(0.16)	(0.17)	(0.11)
Dividends in excess of net investment income	—	—	(0.01)	(0.01)
Total distributions	(0.48)	(0.16)	(0.18)	(0.12)
Net asset value, end of period	$14.24	$12.73	$12.74	$11.94
Total Return	15.88%	1.16%	8.30%	12.65%
Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$874	$759	$942	$864
Ratio of expenses to average net assets	1.49%	1.40%	1.27%	1.15%	†
Ratio of net investment income to average net assets	3.62%	1.28%	1.41%	1.42%	†
Portfolio turnover rate	357.62%	219.11%	92.74%	238.07%	††
Without expense reimbursement†††
Ratio of expenses to average net assets	1.71%
Ratio of net investment income to average net assets	3.40%

*	Commencement of offering of shares.
†	Annualized.
††	Computed at the Fund level for the year ended December 31, 2003.
†††	Seligman, at its discretion, reimbursed certain expenses for Class I shares.

24

How to Contact Us

The Fund

Write	Corporate Communications/Investor Relations Department J. & W. Seligman & Co. Incorporated 100 Park Avenue New York, NY 10017

Phone	Toll-free in the US (800) 221-7844 Outside the US (212) 850-1864

Account Services

Write	Shareholder Service Agent/Seligman Group of Funds Seligman Data Corp.

For investments into an account	P.O. Box 9766 Providence, RI 02940-9766

For non-investment inquiries	P.O. Box 9759 Providence, RI 02940-9759

For matters requiring overnight delivery	101 Sabin St. Pawtucket, RI 02860

Phone	Non-Retirement Accounts Toll-free in the US (800) 221-2450 Outside the US (212) 682-7600

Retirement Plan Services Toll-free (800) 445-1777

24-hour automated telephone access is available by calling (800) 622-4597 on a touchtone telephone.

You will have instant access to price, yield, account balance, most recent transaction, and other information.

SELIGMAN ADVISORS, INC.

an affiliate of

J. & W. SELIGMAN & CO.

INCORPORATED

ESTABLISHED 1864

100 Park Avenue, New York, NY 10017

25

For More Information

The information below is available, without charge, upon request by calling toll-free (800) 221-2450 in the US or (212) 682-7600 outside the US. You may also call these numbers to request other information about the Fund or to make shareholder inquiries.

The Statement of Additional Information (SAI) contains additional information about the Fund. It is on file with the Securities and Exchange Commission, or SEC, and is incorporated by reference into (is legally part of) this Prospectus.

Annual/Semi-Annual Reports contain additional information about the Fund’s investments. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund’s SAI and most recent Annual/Semi-Annual Reports are also available, free of charge, at www.seligman.com.

This Prospectus is intended for use in connection with certain tax-deferred investment programs and other investors.

Information about the Fund, including the Prospectus and SAI, can be viewed and copied at the SEC’s Public Reference Room in Washington, DC. For information about the operation of the Public Reference Room, call (202) 551-8090. The Prospectus, SAI, Annual/Semi-Annual reports and other information about the Fund are also available on the EDGAR Database on the SEC’s Internet site: www.sec.gov.

Copies of this information may also be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102.

The website references in this Prospectus are inactive textual references and information contained in or otherwise accessible through these websites does not form a part of this Prospectus.

SEC File Number:    811-525

SELIGMAN INCOME AND GROWTH FUND, INC.

Statement of Additional Information

May 1, 2007

100 Park Avenue

New York, New York 10017

(212) 850-1864

Toll Free Telephone: (800) 221-2450

For Retirement Plan Information - Toll-Free Telephone: (800) 445-1777

This Statement of Additional Information (“SAI”) expands upon and supplements the information contained in the current Prospectus of Seligman Income and Growth Fund, Inc. (the “Fund”), dated May 1, 2007, offering Class A shares, Class B shares, Class C shares, Class D shares and Class R shares, and the current Prospectus, dated May 1, 2007, offering Class I shares (together, the “Prospectuses”). This SAI, although not in itself a Prospectus, is incorporated by reference into the Prospectuses in its entirety. It should be read in conjunction with the Prospectuses, which you may obtain by writing or calling the Fund at the above address or telephone numbers, respectively.

The financial statements and notes included in the Fund’s Annual Report, which includes the Report of Independent Registered Public Accounting Firm thereon, are incorporated herein by reference. The Annual Report will be furnished to you without charge if you request a copy of this SAI.

The website references in this SAI are inactive textual references and information contained in or otherwise accessible through these websites does not form a part of this SAI.

EQIN1A

Fund History

The Fund was incorporated under the laws of the state of Maryland in 1947.

Description of the Fund and its Investments and Risks

Classification

The Fund is a diversified open-end management investment company, or mutual fund.

Investment Strategies and Risks

The following information regarding the Fund’s investments and risks supplements the information contained in the Fund’s Prospectus.

The Fund generally invests at least 65% of its total assets in income-producing securities.

Convertible Bonds. Convertible bonds are convertible at a stated exchange rate or price into common stock. Before conversion, convertible securities are similar to nonconvertible debt securities in that they provide a steady stream of income with generally higher yields than an issuer’s equity securities. The market value of all debt securities, including convertible securities, tends to decline as interest rates increase and to increase as interest rates decline. In general, convertible securities may provide lower interest or dividend yields than nonconvertible debt securities of similar quality, but they may also allow investors to benefit from increases in the market price of the underlying common stock. When the market price of the underlying common stock increases, the price of the convertible security tends to reflect the increase. When the market price of the underlying common stock declines, the convertible security tends to trade on the basis of yield, and may not depreciate to the same extent as the underlying common stock. In an issuer’s capital structure, convertible securities are senior to common stocks. They are therefore of higher quality and involve less risk than the issuer’s common stock but the extent to which risk is reduced depends largely on the extent to which the convertible security sells above its value as a fixed income security. In selecting convertible securities for the Fund’s portfolio, the investment manager evaluates such factors as economic and business conditions involving the issuer, future earnings growth potential of the issuer, potential for price appreciation of the underlying equity, the value of individual securities relative to other investment alternatives, trends in the determinants of corporate profits and capability of management. In evaluating a convertible security, the investment manager gives emphasis to the attractiveness of the underlying common stock and the capital appreciation opportunities that the convertible security presents. Convertible securities can be callable or redeemable at the issuer's discretion, in which case the investment manager would be forced to seek alternative investments. The Fund may invest in debt securities convertible into equity securities rated as low as CC by Standard & Poor’s Ratings Service s (“S&P”) or Ca by Moody’s Investors Service (“Moody’s”). Debt securities rated below investment-grade (frequently referred to as “junk bonds”) often have speculative characteristics and may be subject to greater market fluctuations and risk of loss of income and principal than higher rated securities. A description of credit ratings and risks associated with lower rated debt securities, which tend to be more speculative and riskier than higher rated debt securities, is set forth in Appendix A to this SAI. The investment manager does not rely on the ratings of these securities in making investment decisions but performs its own analysis, based on the factors described above, in light of the Fund’s investment objectives.

The Fund does not expect to invest more than 5% of its assets in nonconvertible bonds, notes and debentures rated below investment-grade (BB or lower by S&P or Ba or lower by Moody’s). Although bonds rated in the fourth credit rating category (BBB or Baa) are commonly referred to as investment-grade, they may have speculative characteristics.

Collateralized Mortgage Obligations. The Fund may invest in Collateralized Mortgage Obligations (“CMOs”), including certain CMOs that have elected to be treated as Real Estate Mortgage Investment Conduits (“REMICs”). CMOs are fixed-income securities collateralized by pooled mortgages and separated into short-, medium-, and long-term positions (called “tranches”). Tranches pay different rates of interest depending upon their maturity. CMOs may be collateralized by (a) pass through securities issued or guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) or Federal Home Loan Mortgage Corporation (“FHLMC”), (b) unsecuritized mortgage loans insured by the Federal Housing Administration or guaranteed by the Department of Veteran’s Affairs, (c) unsecuritized conventional Mortgages, (d) other mortgage related securities or (e) any combination thereof.

Each tranche of a CMO is issued at a specific coupon rate and has a stated maturity. As the payments on the underlying mortgage loans are collected, the CMO issuer generally pays the coupon rate of interest to the holders of each tranche. In a common structure referred to as a “Pay” CMO, all scheduled and unscheduled principal payments generated by the collateral, as loans are repaid or prepaid, go initially to investors in the first tranches. Investors in later tranches do not start receiving principal payments until the prior tranches are paid in full. Sometimes, CMOs are structured so that the prepayment and/or market risks are transferred from one tranche to another.

Most CMOs are issued by Federal agencies. However, the only CMOs backed by the full faith and credit of the US Government are CMOs collateralized by pass through securities guaranteed by GNMA. All CMOs are subject to reinvestment risk; that is, as prepayments on the underlying pool of mortgages increase, the maturity of the tranches in the CMO will decrease. As a result, the Fund may have to invest the proceeds that were invested in such CMOs in securities with lower yields. Factors affecting reinvestment risk include the level of interest rates, general economic and social conditions and the location and age of the mortgages.

Foreign Securities. The Fund may invest in commercial paper and certificates of deposit issued by foreign banks and may invest either directly or through American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), or Global Depositary Receipts (“GDRs”) (collectively, “Depositary Receipts”) in other securities of foreign issuers. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less information available about a foreign company than about a US company and foreign companies may not be subject to reporting standards and requirements comparable to those applicable to US companies. Foreign securities may not be as liquid as US securities and there may be delays and risks attendant in local settlement procedures. Securities of foreign companies may involve greater market risk than securities of US companies, and foreign brokerage commissions and custody fees are generally higher than those in the United States. Investments in foreign securities may also be subject to local economic or political risks, political instability, the possible nationalization of issuers and the risk of expropriation or restrictions on the repatriation of proceeds of sale. In addition, foreign investments may be subject to withholding and other taxes.

Depositary Receipts are instruments generally issued by domestic banks or trust companies that represent the deposits of a security of a foreign issuer. ADRs, which are traded in dollars on US exchanges or the over-the-counter market, are issued by domestic banks and evidence ownership of securities issued by foreign corporations. EDRs are typically traded in Europe. GDRs are typically traded in both Europe and the United States. Depositary Receipts may be issued under sponsored or unsponsored programs. In sponsored programs, the issuer has made arrangements to have its securities traded in the form of a Depositary Receipt. In unsponsored programs, the issuers may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored Depositary Receipt programs are generally similar, the issuers of securities represented by unsponsored Depositary Receipts are not obligated to disclose material information in the United States, and therefore, the import of such information may not be reflected in the market value of such receipts. The Fund may invest up to 10% of its total assets in foreign securities that it holds directly, but this 10% limit does not apply to foreign securities held through Depositary Receipts which are traded in the United States or to commercial paper and certificates of deposit issued by foreign banks.

Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amounts of the Fund's assets to be invested within various countries is not known.

Forward Foreign Currency Exchange Contracts. The investment manager will consider changes in exchange rates in making investment decisions. As one way of managing exchange rate risk, the Fund may enter into forward currency exchange contracts. A forward foreign currency exchange contract is an agreement to purchase or sell a specific currency at a future date and at a price set at the time the contract is entered into. The Fund will generally enter into these contracts to fix the US dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for.

The Fund may enter into a forward contract to sell or buy the amount of a foreign currency it believes may experience a substantial movement against the US dollar. In this case the contract would approximate the value of some or all of the Fund’s portfolio securities denominated in such foreign currency. Under normal circumstances, the investment manager will limit forward currency contracts to not greater than 75% of the Fund’s portfolio position in any one country as of the date the contract is entered into. This limitation will be measured at the point the hedging transaction is entered into by the Fund. Under extraordinary circumstances, the investment manager may enter into forward currency contracts in excess of 75% of the Fund’s portfolio position in any one country as of the date the contract is entered into. The precise matching of the forward contract amounts and the value of securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market involvement in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Under certain circumstances, the Fund may commit up to the entire value of its assets which are denominated in foreign currencies to the consummation of these contracts. The investment manager will consider the effect a substantial commitment of its assets to forward contracts would have on the investment program of the Fund and its ability to purchase additional securities.

Except as set forth above and immediately below, the Fund will also not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would oblige the Fund to deliver an amount of foreign currency in excess of the value of the Fund’s portfolio securities or other assets denominated in that currency. The Fund, in order to avoid excess transactions and transaction costs, may nonetheless maintain a net exposure to forward contracts in excess of the value of the Fund’s portfolio securities or other assets denominated in that currency provided the excess amount is “covered” by cash or liquid, high-grade debt securities, denominated in any currency, having a value at least equal at all times to the amount of such excess. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, the investment manager believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Fund will be served.

At the maturity of a forward contract, the Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

As indicated above, it is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. However, the Fund may use liquid, high-grade debt securities, denominated in any currency, to cover the amount by which the value of a forward contract exceeds the value of the securities to which it relates.

If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

The Fund’s dealing in forward foreign currency exchange contracts will be limited to the transactions described above. Of course, the Fund is not required to enter into forward contracts with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the investment manager.

Although the Fund will seek to benefit by using forward contracts, anticipated currency movements may not be accurately predicted and the Fund may therefore incur a gain or loss on a forward contract. A forward contract may help reduce the Fund’s losses on securities denominated in a hedged currency, but it may also reduce the potential gain on the securities which might result from an increase in the value of that currency.

Investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit or “spread” based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

Repurchase Agreements. The Fund may enter into repurchase agreements. A repurchase agreement is an agreement under which the Fund acquires a security, generally a US government obligation, subject to resale at an agreed upon price and date. The resale price reflects an agreed upon interest rate effective for the period of time the Fund holds the security and is unrelated to the interest rate on the security. The Fund’s repurchase agreements will at all times be fully collateralized.

Repurchase agreements could involve certain risks in the event of bankruptcy or other default by the seller, including possible delays and expenses in liquidating the securities underlying the agreement, a decline in value of the underlying securities and a loss of interest. Repurchase agreements are typically entered into for periods of one week or less. As a matter of fundamental policy, the Fund will not enter into repurchase agreements of more than one week’s duration if more than 10% of its net assets would be so invested.

Illiquid Securities. The Fund may invest up to 15% of its net assets in illiquid securities, including restricted securities (i.e., securities not readily marketable without registration under the Securities Act of 1933 (“1933 Act”)) and other securities that are not readily marketable. The Fund may purchase restricted securities that can be offered and sold to “qualified institutional buyers” under Rule 144A of the 1933 Act, and the Fund’s Board of Directors may determine, when appropriate, that specific Rule 144A securities are liquid and not subject to the 15% limitation on illiquid securities. Should the Board of Directors make this determination, it will carefully monitor the security (focusing on such factors, among others, as trading activity and availability of information) to determine that the Rule 144A security continues to be liquid. It is not possible to predict with assurance exactly how the market for Rule 144A securities will further evolve. This investment practice could have the effect of increasing the level of illiquidity in the Fund, if and to the extent that qualified institutional buyers become for a time uninterested in purchasing Rule 144A securities.

Borrowing. The Fund may from time to time borrow money to increase its portfolio of securities or for other purposes. Under the Investment Company Act of 1940 (“1940 Act”), the Fund is generally permitted to borrow from banks in amounts not exceeding one third of the value of its total assets, less liabilities other than such borrowings. The Board of Directors has adopted a non-fundamental restriction under which the Fund may not borrow more than 15% of the value of its total assets. Borrowings may be secured by a mortgage or pledge of the Fund’s assets.

Borrowed money creates an opportunity for greater capital appreciation, but at the same time increase exposure to capital risk. The net cost of any money borrowed would be an expense that otherwise would not be incurred, and this expense will limit the Fund’s net investment income in any given period.

Any gain in the value of securities purchased with money borrowed in excess of the cost of amounts borrowed would cause the net asset value of the Fund’s shares to increase more than otherwise would be the case. Conversely, any decline in the value of securities purchased with money borrowed or any gain in value less than the cost of amounts borrowed would cause net asset value to decline more than would otherwise be the case.

Commodities and Commodity Contracts. The Fund may purchase and sell commodities and commodity contracts only to the extent that such activities do not result in the Fund being a “commodity pool” as defined in the Commodity Exchange Act and the Commodity Futures Trading Commission’s regulations and interpretations thereunder. The investment manager must seek approval of the Fund’s Board of Directors to invest in any new type of commodity if it is of a type the Fund has not previously utilized.

Use of these instruments can involve substantial risks. For example, derivative instruments can present investment risk to the Fund if the investment manager does not accurately predict the fluctuations in interest rates, currency values or the market to which the financial instrument is tied. Certain derivative instruments may involve the use of leverage and, as a result, there is the risk that the Fund could lose more than the amount of its original investment. For example, a fund may purchase futures contracts by making a relatively small “margin deposit” and, if such contract is thereafter sold at a loss, that fund could lose substantially more than the original margin deposit. Although the Funds will only utilize exchange-traded futures and options thereon, there can be no assurance that they will be able to close out positions when they wish to. In addition, a futures or options strategy may not provide an exact hedge to a position.

Short Sales. The Fund may not sell “short” or maintain a “short position”.

Rights and Warrants. The Fund may invest in common stock rights and warrants believed by the investment manager to provide capital appreciation opportunities. The investment manager must seek Fund Board’s approval to invest in any warrant if it is of a type the Fund has not previously utilized. Common stock rights and warrants received as part of a unit or attached to securities purchased (i.e., not separately purchased) are not included in the Fund’s investment restrictions regarding such securities.

The Fund may not invest in rights and warrants if, at the time of acquisition, the investment in rights and warrants would exceed 5% of the Fund’s net assets, valued at the lower of cost or market. In addition, no more than 2% of net assets may be invested in warrants not listed on the New York or American Stock Exchanges. For purposes of this restriction, rights and warrants acquired by the Fund in units or attached to securities may be deemed to have been purchased without cost.

Options and Other Derivatives. The investment manager must seek approval of the Board of Directors to invest in any derivative if it is of a type the Fund has not previously utilized. Pursuant to this policy, the Board has approved the investment manager’s request that the Fund be permitted to purchase put options, call options, put spreads, call spreads and collars, and to sell covered call options (i.e., where the Fund owns the underlying security) and covered put options (i.e., where the Fund maintains the cash or collateral to cover the obligation created by the put). The Board has also approved the investment manager’s request that the Fund be permitted to use interest rate futures, currency futures, options on interest rate and currency futures, options on currencies, currency forwards, and swap agreements. The investment manager may invest in derivatives instruments for hedging, cash management or investment purposes. Generally, derivatives may be employed when the investment manager believes they will provide an effective means of managing risk or portfolio characteristics. To the extent the Fund engages in the derivatives described below, there can be no assurance that such derivatives will achieve their intended benefits, and the Fund may lose money as a result of such use.

Options. An option is a contract that gives the holder the right to purchase (“call”) or sell (“put”) a specified security for an agreed upon price at any time before the contract’s expiration date. Options may also be based on an index or group of securities, and such options typically settle by payment of a cash amount rather than delivery of the underlying securities. The amount paid for an option is known as the premium, and the exercise price is known as the strike price. The purchaser of an option has the right, but not the obligation, to purchase or sell a security (or to receive a cash settlement amount based on movements in the price of the underlying security, basket of securities, or index). The seller (or “writer”) of an option, conversely, has an obligation to sell or purchase a security if the option is exercised. Some options have standardized terms and are traded on securities exchanges. Others are privately negotiated and have no, or only a limited, trading market.

Put spreads and collars are designed to protect against a decline in value of a security an investor owns. A collar involves the purchase of a put and the simultaneous writing of a call on the same security at a higher strike price. The put protects the investor from a decline in the price of the security below the put’s strike price. The call means that the investor will not benefit from increases in the price of the stock beyond the call’s strike price. In a put spread, an investor purchases a put and simultaneously writes a put on the same security at a lower strike price. This combination protects the investor against a decline in the stock price down to the lower strike price. The premium received for writing the call (in the case of a collar) or writing the put (in the case of a put spread) offsets, in whole or in part, the premium paid to purchase the put. In a call spread, an investor purchases a call and simultaneously sells a call on the same security, with the call sold having a higher strike price than the call purchased. The purchased call is designed to provide exposure to a potential increase in the value of a security an investor owns. The premium received for writing the call offsets, in part, the premium paid to purchase the corresponding call, but it also means that the investor will not benefit from increases in the price of the security beyond the sold call’s strike price.

Options offer large amounts of leverage, which will result in the Fund’s net asset value being more sensitive to changes in the value of the underlying security. The successful use of options depends in part on the ability of the investment manager to manage future price fluctuations, and the degree of correlation between the options and the prices of the underlying securities. If the investment manager is incorrect in its expectation of changes in market prices or the correlation between the instruments or indices on which such options may be written and purchased and the instruments in a Fund’s investment portfolio, the Fund may incur losses that it would not otherwise incur. The use of options can also increase a Fund’s transaction costs. Options transactions can involve a high degree of risk, including the possibility of a total loss of the amount invested. The purchaser of an option runs the risk of losing the entire premium paid if the option expires “out of the money” (i.e., if the strike price for a call option is higher than the market price, or the strike price for a put option is lower than the market price). The seller of an option earns premium income but is subject to the risk of having to sell the underlying security at significantly less than its market price (or buy a security at significantly more than its market price). When options are purchased on the over-the-counter market, there is a risk that the counterparty that wrote the option will be unable to perform its obligations under the option contract. Such over-the-counter options may also be illiquid and, in such cases, the Fund may have difficulty closing out its position, in which case the Fund could lose money in the event of adverse price movements.

Interest Rate Futures. The Fund may utilize interest rate futures. An interest rate futures contract is an agreement to buy or sell a debt security at a specific date in the future. Futures contracts, which trade on a securities exchange, are standardized as to quantity, delivery date and settlement conditions, including specific securities acceptable for delivery against the futures contract. In the case of index futures, settlement is made in cash based on the value of a specified underlying index. More commonly, futures contracts are closed out prior to expiration by an offsetting purchase or sale. Since the counterparty to every futures contact is a securities exchange, offsetting transactions are netted to close out positions. The Fund may incur a loss if the closing transaction occurs at an unfavorable price as compared with that of the opening trade (including transaction costs). There can be no assurance that the Fund will be able to enter into an offsetting transaction with respect to a particular contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the position, including the maintenance of margins, which could result in the Fund incurring substantial losses.

Margin deposits must be made at the time a futures contract position is acquired. The Fund is required to deposit in a segregated account, typically with its custodian, in the name of the futures broker through whom the transaction was effected, “initial margin” consisting of cash and/or other appropriate liquid assets in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Initial margin on futures contracts is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by a securities exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent “variation margin” payments are made daily to and from the futures broker as the value of the futures position varies, a process known as “marking-to-market.” When the Fund purchases or sells a futures contract, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous. Purchasers and sellers of futures positions can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument held or written. Under certain circumstances, exchanges upon which futures contracts trade may establish daily limits on the amount that the price of a future contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If the Fund were unable to liquidate a futures contract position, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the futures contract or to designate liquid assets on its books and records.

Certain characteristics of the futures markets might increase the risk that movements in the prices of futures contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures contracts positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, since initial margin deposit requirements in the futures markets are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, “program trading” and other investment strategies might result in temporary price distortions.

Interest rate futures contracts (and options on such contracts) are traded in an auction environment on the floors of several exchanges - principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. The Fund would deal only in standardized contracts on recognized exchanges. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership. The Fund may invest in futures contracts traded on US and non-US exchanges.

Currency Futures. The Fund may utilize currency futures. A currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Currency futures contracts traded in the US are traded on regulated exchanges. At the maturity of a futures contract, the Fund may either accept or make delivery of the currency specified in the contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. The Fund will only enter into a futures contract if it is expected that the Fund will readily be able to close out such contract. There can, however, be no assurance that it will be able to do so in any particular case, in which case the Fund may suffer losses in the event of adverse price movements.

The Fund may, for example, use currency futures to hedge the currency exposure of non-US dollar denominated debt instrument holdings, or for investment purposes to take an interest rate view based on currency valuations.

Options on Interest Rate Futures and Currency Futures. The Fund may utilize options on both interest rate futures and currency futures (collectively, “options on futures”). Options on futures are effectively options on the asset that underlies a futures contract. A call option on a futures contract gives the holder the right to enter into a long futures contract at a fixed futures price. A put option on a futures contract gives the holder the right to enter into a short futures contract at a fixed futures price.

Purchasers and sellers of options on futures can enter into offsetting closing transactions by selling or purchasing, respectively, an offsetting option on the same futures contract. There is also risk that the Fund may have difficulty in closing out positions in options on futures. Although the Fund intends to close out any positions on a securities market, there can be no assurance that such a market will exist for a particular contract at a particular time.

Under certain circumstances, exchanges upon which futures are traded may establish daily limits on the amount that the price of an option on a futures contract can vary from the previous day’s settlement price. Once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions held by the Fund.

Options on futures held by the Fund, to the extent not exercised, will expire and the Fund would experience a loss to the extent of any premium paid for the option. If the Fund were unable to liquidate an option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position.

Certain characteristics of the futures market might increase the risk that movements in the prices of options on futures contracts might not correlate perfectly with movements in the prices of any exposure being hedged. For example, all participants in the options on futures markets are subject to daily variation margin calls and might be compelled to liquidate options on futures positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures markets are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the futures markets. This participation also might cause temporary price distortions. In addition, activities of traders in both the futures and securities markets involving arbitrage, “program trading” and other investment strategies might result in temporary price distortions.

Options on Currencies. The Fund may utilize options on currencies. An option on a currency is a derivative in which the owner has the right but not the obligation to exchange money denominated in one currency into another currency at an agreed-upon exchange rate on a specified date. In general, options on currencies operate similarly to options on equity securities and are subject to many similar risks. Options on currencies are traded primarily in the over-the-counter market, although options on certain currencies are also listed on several exchanges.

Options on currencies are affected by all of those factors that influence exchange rates and investments generally. To the extent that these options are traded in the over-the-counter markets, they are considered to be illiquid by the Securities and Exchange Commission (the “SEC”).

The value of any currency, including the US dollar, may be affected by complex political and economic factors applicable to the issuing country. In addition, the exchange rates of currencies (and therefore the values of currency options) may be significantly affected, fixed, or supported directly or indirectly by government actions. Government intervention may increase risks involved in purchasing or selling currency options, since exchange rates may not be free to fluctuate with respect to other market forces.

The value of a currency option reflects the value of an exchange rate, which in turn reflects relative values of two currencies, the US dollar and the applicable foreign currency. Since currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the exercise of currency options, investors may be disadvantaged by having to deal in an odd lot market for the underlying currencies in connection with options at prices that are less favorable than for round lots. Foreign governmental restrictions or taxes could result in adverse consequences to the Fund, including losses.

Options on currencies held by the Fund, to the extent not exercised, will expire and the Fund would experience a loss to the extent of any premium paid for the option. The Fund may, for example, use currency options to hedge the currency exposure of non-US dollar denominated debt instrument holdings, or for investment purposes to take an interest rate view based on currency valuations.

Currency Forwards. The Fund may utilize currency forwards. A currency forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

At the maturity of a forward contract, the Fund may either accept or make delivery of the currency specified in the contract, or, at or prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

The Fund generally will enter into forward contract if it is expected that the Fund will be readily able to close out such contract. There can, however, be no assurance that it will in any particular case be able to do so, in which case the Fund may suffer losses in the event of adverse currency movements. The Fund will not enter into forward contracts or maintain an exposure to such contracts where the consummation of such contracts would obligate the Fund to deliver an amount of currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency. Where the Fund is obligated to make deliveries under forward contracts, to avoid leverage, it will “cover” its obligation with liquid assets in an amount sufficient to meet its obligations.

The Fund may use currency forwards, for example, to hedge the currency exposure of non-US dollar denominated debt instrument holdings, or for investment purposes to take an interest rate view based on currency valuations.

Swap Agreements. The Fund may utilize swap agreements. The Fund may enter into interest rate swaps, currency swaps, and other types of swap agreements, such as caps, collars, and floors. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate multiplied by a “notional principal amount” in return for payments equal to a fixed rate times the same amount, for a specified period of time. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. The Fund may also enter into credit default swap agreements. The credit default swap agreement may have as reference obligations one or more securities or a basket of securities that are or are not currently held by the Fund. The protection “buyer” in a credit default contract is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred.

The use of swap agreements by the Fund entails certain risks, which may be different from, or possibly greater than, the risks associated with investing directly in the securities and other investments that are the referenced asset for the swap agreement. Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with stocks, bonds, and other traditional investments. The use of a swap agreement requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. Swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. If a swap transaction is particularly large or if the relevant market is illiquid (as is the case with many swaps since none are traded in a public securities market), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. In addition, swap transactions may be subject to the Fund's limitation on investments in illiquid securities.

Swap agreements may be subject to pricing risk, which exists when a particular swap becomes extraordinarily expensive (or cheap) relative to historical prices or the prices of corresponding cash market instruments. Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity or to realize the intrinsic value of the swap agreement.

Since some swap agreements can have a leverage component, adverse changes in the value of the underlying asset, reference rate or index can result in a substantial loss to the Fund. Certain swaps have the potential for unlimited loss.

Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to the Fund’s interest. The Fund bears the risk that its investment manager will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for the Fund. If the investment manager attempts to use a swap agreement as a hedge against, or as a substitute for, a portfolio investment, the Fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Many swaps, in particular swaps traded on the over-the-counter markets, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Fund.

The use of a swap agreement also involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement. Additionally, the use of credit default swaps can result in losses if the Fund’s investment manager does not correctly evaluate the creditworthiness of the issuer on which the credit swap is based. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Equity-Linked Securities. The Fund may invest in equity-linked securities (each, an “ELS”) as part of its overall investment strategy. An ELS is a debt instrument whose value is based on the value of a single equity security, basket of equity securities or an index of equity securities (each, an “Underlying Equity”). An ELS typically provides interest income, thereby offering a yield advantage over investing directly in an Underlying Equity. However, the holder of an ELS typically does not benefit from any appreciation in the Underlying Equity, but is exposed to downside market risk. The Fund may purchase ELSs that trade on a securities exchange or those that trade on the over-the-counter markets, including Rule 144A securities. The Fund may also purchase ELSs in a privately negotiated transaction with the issuer of the ELSs (or its broker-dealer affiliate, collectively referred to in this section as the “issuer”). The Fund may or may not hold an ELS until its maturity.

Investments in ELSs subject the Fund to risks, primarily to the downside market risk associated with the Underlying Equity, and to additional risks not typically associated with investments in listed equity securities, such as liquidity risk, credit risk of the issuer, and concentration risk. Most ELSs do not have any downside protection (though some ELSs provide for a floor on the downside). In general, an investor in an ELS has the same downside risk as an investor in the Underlying Equity. The liquidity of an ELS that is not actively traded on an exchange is linked to the liquidity of the Underlying Equity. The issuer of an ELS generally purchases the Underlying Equity as a hedge. If the Fund wants to sell an ELS back to the issuer prior to its maturity, the issuer may sell the Underlying Equity to unwind the hedge and, therefore, must take into account the liquidity of the Underlying Equity in negotiating the purchase price the issuer will pay to the Fund to acquire the ELS.

The liquidity of unlisted ELSs is normally determined by the willingness of the issuer to make a market in the ELS. While the Fund will seek to purchase ELSs only from issuers that it believes to be willing to, and capable of, repurchasing the ELS at a reasonable price, there can be no assurance that the Fund will be able to sell any ELS at such a price or at all. This may impair the Fund’s ability to enter into other transactions at a time when doing so might be advantageous. In addition, because ELSs are senior unsecured notes of the issuer, the Fund would be subject to the credit risk of the issuer and the potential risk of being too concentrated in the securities (including ELSs) of that issuer. The Fund bears the risk that the issuer may default on its obligations under the ELS. In the event of insolvency of the issuer, the Fund will be unable to obtain the intended benefits of the ELS. Moreover, it may be difficult to obtain market quotations for purposes of valuing the Fund’s ELSs and computing the Fund’s net asset value.

Price movements of an ELS will likely differ significantly from price movements of the Underlying Equity, resulting in the risk of loss if the investment manager is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices or other relevant features of an ELS.

Preferred Securities. The Fund may invest in preferred securities believed by the investment manager to offer capital appreciation opportunities. There are special risks associated with investing in preferred securities, including:

•

Deferral. Preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without adverse consequences to the issuer. If the Fund owns a preferred security that is deferring its distributions, the Fund may be required to report income for tax purposes although it has not yet received such income.

•

Subordination. Preferred securities are subordinated to bonds and other debt instruments in an issuer’s capital structure with respect to priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

•	Liquidity. Preferred securities may be substantially less liquid than many other securities, such as common stocks or US government securities.

•

Limited Voting Rights. Generally, preferred security holders have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer’s board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights. In the case of certain trust preferred securities, holders generally have no voting rights, except (i) if the issuer fails to pay dividends for a specified period of time or (ii) if a declaration of default occurs and is continuing. In such an event, rights of holders of trust preferred securities generally would include the right to appoint and authorize a trustee to enforce the trust or special purpose entity’s rights as a creditor under the agreement with its operating company.

•

Special Redemption Rights. In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in income tax or securities laws. As with call provisions, a redemption by the issuer of the preferred securities may negatively impact the return of the security held by the Fund.

Access Trades. The Fund may participate in access trades with a global securities broker as counterparty. Access trades are over-the-counter transactions that provide access to a designated security, group of securities or market index without directly investing in the reference security/index. For a commission, the counterparty agrees to provide a return based on the return of the reference security/index. Access trades are typically used in foreign markets where limits on direct foreign ownership can affect prices and/or where there are significant complexities in directly purchasing or selling shares in the reference security/index. Since access trades are over-the-counter transactions, the Fund bears the risk that the counterparty will be unable or unwilling to meet its obligations. In addition, since over-the-counter markets are generally less liquid than exchanges, the Fund may not be able to sell when the investment manager deems it advantageous to do so. The investment manager will attempt to mitigate these risks by limiting access trade exposure by the Fund to 5% of total assets at the time of purchase and dealing with counterparties believed to be reputable.

Lending of Portfolio Securities. The Fund may lend portfolio securities to broker/dealers or other institutions, if the investment manager believes such loans will be beneficial to the Fund. The borrower must maintain with the Fund cash or equivalent collateral equal to at least 100% of the market value of the securities loaned. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on the securities. The Fund may invest the collateral and earn additional income or receive an agreed upon amount of interest income from the borrower. Loans made by the Fund will generally be short-term. Loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the collateral to the borrower or placing broker. The Fund does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment. The Fund may lose money if a borrower defaults on its obligation to return securities and the value of the collateral held by the Fund is insufficient to replace the loaned securities. In addition, the Fund is responsible for any loss that might result from its investment of the borrower’s collateral.

Except as otherwise specifically noted above, the Fund’s investment strategies are not fundamental and the Fund, with the approval of the Board of Directors, may change such strategies without the vote of shareholders.

Other Investment Companies. The Fund may invest in securities issued by other investment companies. Such investments are subject to the limitations on investments in other investment companies imposed by the 1940 Act, which generally prohibits the Fund from holding more than 3% of the outstanding voting securities of another investment company, and from investing more than 5% of its total assets in any one investment company, or more than 10% of its total assets in other investment companies overall. The Fund’s investments in other investment companies may include investment in exchange-traded funds (“ETFs”) if appropriate investment opportunities arise. ETFs are registered funds that trade on a stock exchange and generally seek to track the performance of a specified securities index or a basket of securities.

If the Fund invests in other investment companies, shareholders would bear not only their proportionate share of the Fund’s expenses (including operating expenses and advisory fees), but also similar expenses of the underlying investment companies, and the Fund’s returns will therefore be lower. To the extent the Fund invests in ETFs, the Fund is exposed to the risks associated with the underlying investments of the ETFs and the Fund’s performance may be negatively affected if the value of those underlying investments declines.

Investments to Control. The Fund may not invest for the purpose of controlling or managing any company. If a fund acquires a large percentage of the securities of a single issuer, it could be deemed to have invested in such issuer for the purpose of exercising control. If the Fund were to make such acquisitions, there is a risk that the Fund would become less diversified, which could increase the volatility of the Fund and increase the Fund’s exposure to market, credit and other risks associated with certain issuers’ financial condition and business operations.

High-Yield Securities Risk. The Fund intends to invest in high-yield securities. High-yield securities are subject to greater risk of loss of principal and income than higher-rated bonds and notes and are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.

An economic downturn could adversely impact issuers’ ability to pay interest and repay principal and could result in issuers’ defaulting on such payments. The value of the Fund’s high-yield securities will be affected, like all fixed income securities, by market conditions relating to changes in prevailing interest rates. However, the value of high-yield securities is also affected by investors’ perceptions. When economic conditions appear to be deteriorating, lower-rated or unrated bonds and notes may decline in market value due to investors’ heightened concerns and perceptions about credit quality.

High-yield securities are traded principally by dealers in the over-the-counter market. The market for these securities may be less active and less liquid than for higher-rated securities. Under adverse market or economic conditions, the secondary market for these securities could contract further, causing the Fund difficulties in valuing and selling its securities.

During periods of falling interest rates issuers of an obligation held by the Fund may prepay or call securities with higher coupons or interest rates before their maturity dates. If this occurs, the Fund could lose potential price appreciation and could be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income.

Capital appreciation bonds, including ”zero-coupon” and “pay-in-kind” securities, may be subject to greater fluctuations in value because they tend to be more speculative than income-bearing securities. Fluctuations in the market prices of these securities owned by the Fund could result in corresponding fluctuations and volatility in the net asset value of the shares of the Fund.

If an issuer repays an obligation such as a mortgage-backed security held by the Fund more slowly than anticipated, the Fund’s returns could be adversely impacted. This could occur if an underlying mortgage pool has unusual characteristics or because interest rates have remained too high to stimulate repayment. In either case, the value of the obligation will decrease and the Fund will be prevented from investing in higher-yielding securities.

Fundamental Restrictions

The Fund is subject to fundamental policies that place restrictions on certain types of investments. These policies cannot be changed except by vote of a majority of the Fund’s outstanding voting securities. Under these policies, the Fund may not:

•	Purchase or sell commodities or commodity contracts, except to the extent permissible under applicable law and interpretations, as they may be amended from time to time;

•	Purchase securities on margin except as permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC;

•

Issue senior securities or borrow money, except as permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC;

•	Make loans, except as permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC;

•

Underwrite the securities of other issuers, except insofar as the Fund may be deemed an underwriter under the 1933 Act in disposing of a portfolio security or in connection with investments in other investment companies;

•

Purchase or hold any real estate, except the Fund may invest in securities secured by real estate or interests therein or issued by persons (including real estate investment trusts) which deal in real estate or interests therein;

•	Make any investment inconsistent with the Fund’s classification as a diversified company under the 1940 Act;

•

Invest 25% or more of its total assets, at market value, in the securities of issuers in any particular industry, provided that this limitation shall exclude securities issued or guaranteed by the US Government or any of its agencies or instrumentalities;

•

Purchase or hold the securities of any issuer, if to its knowledge, directors or officers of the Fund individually owning beneficially more than 0.5% of the securities of that issuer own in the aggregate more than 5% of such securities; or

•	Deal with its directors or officers, or firms they are associated with, in the purchase or sale of securities of other issuers, except as broker.

The Fund’s fundamental policies set forth above prohibit transactions “except as permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC.” The following discussion explains the flexibility that the Fund gains from these exceptions.

Purchase of securities on margin – A purchase on margin involves a loan from the broker-dealer arranging the transaction. The “margin” is the cash or securities that the borrower places with the broker-dealer as collateral against the loan. However, the purchase of securities on margin is effectively prohibited by the 1940 Act because the Fund generally may borrow only from banks. Thus, under current law, this exception does not provide any additional flexibility to the Fund.

Issuing senior securities – A “senior security” is an obligation with respect to the earnings or assets of a company that takes precedence over the claims of that company's common stock with respect to the same earnings or assets. The 1940 Act prohibits a mutual fund from issuing senior securities other than certain borrowings, but SEC staff interpretations allow a fund to engage in certain types of transactions that otherwise might raise senior security concerns (such as short sales, buying and selling financial futures contracts and selling put and call options), provided that the fund maintains segregated deposits or portfolio securities, or otherwise covers the transaction with offsetting portfolio securities, in amounts sufficient to offset any liability associated with the transaction. The exception in the fundamental policy allows the Fund to operate in reliance upon these staff interpretations.

Borrowing money – The 1940 Act permits a fund to borrow up to 33 1/3% of its total assets (including the amounts borrowed) from banks, plus an additional 5% of its total assets for temporary purposes, which may be borrowed from banks or other sources.

Making loans – The 1940 Act generally prohibits the Fund from making loans to affiliated persons but does not otherwise restrict the Fund’s ability to make loans.

The Fund also may not change its investment objective without shareholder approval.

Under the 1940 Act, a “vote of a majority of the outstanding voting securities” of the Fund means the affirmative vote of the lesser of (l) more than 50% of the outstanding shares of the Fund; or (2) 67% or more of the shares present at a shareholders’ meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

The Fund also may not acquire any securities of a registered open-end investment company or a registered unit investment trust in reliance on subparagraph (F) or subparagraph (G) of Section 12(d)(1) of the 1940 Act. This policy is not fundamental.

Temporary Defensive Position

In an attempt to respond to adverse market, economic, political, or other conditions, the Fund may invest up to 100% of its assets in cash or cash equivalents, including, but not limited to, prime commercial paper, bank certificates of deposit, bankers’ acceptances, or repurchase agreements for such securities, and securities of the US Government and its agencies and instrumentalities, as well as cash and cash equivalents denominated in foreign currencies. The Fund’s investments in foreign cash equivalents will be limited to those that, in the opinion of the investment manager, equate generally to the standards established for US cash equivalents. Investments in bank obligations will be limited at the time of investment to the obligations of the 100 largest domestic banks in terms of assets which are subject to regulatory supervision by the US Government or state governments, and the obligations of the 100 largest foreign banks in terms of assets with branches or agencies in the United States.

Portfolio Turnover

The Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average of the value of the portfolio securities owned during the year. Securities whose maturity or expiration date at the time of acquisition were one year or less are excluded from the calculation. The Fund’s portfolio turnover rates for the years ended December 31, 2006 and 2005 were 357.62% and 219.11%, respectively. The portfolio turnover rate for the Fund for the fiscal year ended December 31, 2006 was materially higher than in 2005 due largely to an increased level of transactions with respect to the investment grade fixed-income securities portion of the Fund’s portfolio occurring in the first half of the fiscal year 2006 while under the management of a previous portfolio manger responsible for managing that portion of the Fund’s portfolio. The previous portfolio manager was more active in managing duration based upon expected movements in interest rates. During the second half of the fiscal year this was not the case. The Fund’s portfolio turnover rate will not be a limiting factor when the Fund deems it desirable to sell or purchase securities.

Disclosure of Portfolio Holdings

The Fund’s full portfolio holdings, as well as portfolio weightings, are published quarterly, generally no sooner than 15 calendar days after the end of each calendar quarter on the website of the Fund’s distributor, Seligman Advisors, Inc. (“Seligman Advisors”) (www.seligman.com). In addition, the Fund’s top 10 holdings and the aggregate weighting of the top 10 holdings are published monthly, generally no sooner than 5 business days after the end of each month. Seligman employees may freely distribute the Fund’s portfolio holdings information described above to third parties the day after such information appears on Seligman Advisors’ website. The foregoing monthly and quarterly information will remain available on Seligman Advisors’ website for at least 5 months from the end of the period shown.

In accordance with the policies and procedures approved by the Fund’s Board of Directors, the Fund’s portfolio holdings may be disclosed to certain parties prior to its public release if the disclosure is intended for research or other legitimate business purposes and the recipient is subject to a duty of confidentiality. Disclosures of portfolio holdings for such purposes (which may be on-going) are considered on a case-by-case basis, and the Fund’s procedures require the prior written approval of the Chief Investment Officer of J. & W. Seligman & Co. Incorporated (“Seligman”) (or its designee) and the Fund’s Chief Compliance Officer (“CCO”) with respect to disclosures intended for research purposes and the President of Seligman or Seligman Advisors (or their respective designees) and the Fund’s CCO with respect to disclosures intended for other legitimate business purposes. In connection with the CCO’s review and approval, the CCO considers whether such disclosure is in the best interests of the Fund. If prior approval is granted, the recipient must enter into a written agreement prior to the release of the Fund’s portfolio holdings information that includes, among other things, a requirement that the holdings be kept confidential and places limits on the use of the information for trading purposes. The CCO, who reports directly to the Fund’s Board of Directors regarding compliance with the Fund’s policies, and Seligman’s Chief Compliance Officer monitor compliance with this policy.

In addition, the Fund’s policies expressly permit Seligman’s employees to release the Fund’s holdings information without a confidentiality agreement as necessary to facilitate the execution of securities transactions or to respond to questions about Seligman’s views on individual securities or whether the Fund owns or does not own a particular security, provided, that individual securities weightings will not be disclosed unless such weightings are otherwise provided in the quarterly disclosure noted above. Portfolio managers (or their designees) may also disclose certain information about individual securities or information about a particular investment style on an occasional basis to third parties for research purposes, provided that the information does not include the name of the Fund or the weightings of particular securities unless otherwise provided in the quarterly disclosure noted above. The Fund may also permit its auditors to have access to the Fund’s portfolio holdings as necessary in connection with their auditing services.

Currently, Seligman has entered into ongoing arrangements to disclose the Fund’s portfolio holdings prior to the public disclosure of such information with the following third party research providers: Salomon Analytics Inc., FactSet Research Systems, Inc. and Vestek Systems, Inc. The portfolio holdings are released to these research providers on an as-needed basis (including daily, if necessary). In addition, Seligman discloses the Fund’s portfolio holdings to State Street Bank and Trust Company (“SSBT”) in connection with back-office, custodial and/or administrative services provided by SSBT, and to Institutional Shareholder Services (“ISS”) in connection with proxy voting services provided. Seligman discloses portfolio holdings to the third parties listed above, other than ISS, on a daily basis. Accordingly, the time elapsed between the date of such information and the date of its disclosure is generally less than 24 hours. Seligman discloses portfolio holdings to ISS on an as-requested basis, and the time elapsed between the date of the information and the date of its disclosure will vary based upon the date specified by the ISS request.

All of the above mentioned disclosures have been approved, as applicable, by the President of Seligman or Seligman Advisors, Seligman’s Chief Investment Officer and/or the Fund’s CCO and are made pursuant to the terms of confidentiality agreements or provisions that prohibit the disclosure and restrict the use of the holdings information. No compensation is received by any party in consideration of the disclosure of the Fund’s portfolio holdings pursuant to these arrangements.

Management of the Fund

Board of Directors

The Board of Directors provides broad supervision over the affairs of the Fund.

Management Information

Information with respect to Directors and officers of the Fund is shown below. Unless otherwise indicated, their addresses are 100 Park Avenue, New York, New York 10017.

Name, (Age), Position(s) With Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years, Directorships and Other Information	Number of Portfolios in Fund Complex Overseen by Director
INDEPENDENT DIRECTORS

John R. Galvin (77) Director	1995 to Date	Dean Emeritus, Fletcher School of Law and Diplomacy at Tufts University; Director or Trustee of each of the investment companies of the Seligman Group of Funds**; and Chairman Emeritus, American Council on Germany. Formerly, Director, Raytheon Co. (defense and commercial electronics); Governor of the Center for Creative Leadership; and Trustee, Institute for Defense Analyses. From February 1995 until June 1997, he was a Director, USLIFE Corporation (life insurance). From June 1987 to June 1992, he was the Supreme Allied Commander, NATO, and the Commander-in-Chief, United States European Command.	60
John F. Maher**** (63) Director	December 2006 to Date	Retired President and Chief Executive Officer, and former Director, Great Western Financial Corporation (a bank holding company) and its principal subsidiary, Great Western Bank (a federal savings bank); and Director or Trustee of each of the investment companies of the Seligman Group of Funds** (with the exception of Seligman Cash Management Fund, Inc., Seligman New Technologies Fund, Inc. and Seligman New Technologies Fund II, Inc.). From 1989 to 1999, he was a Director, Baker Hughes (energy products and services).	57

Name, (Age), Position(s) With Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years, Directorships and Other Information	Number of Portfolios in Fund Complex Overseen by Director
Frank A. McPherson (74) Director	1995 to Date	Retired Chairman of the Board and Chief Executive Officer of Kerr-McGee Corporation (diversified energy and chemical company); Director or Trustee of each of the investment companies of the Seligman Group of Funds**; and Director, DCP Midstream GP, LLP (natural gas processing and transporting), Integris Health (owner of various hospitals), Oklahoma Medical Research Foundation, Oklahoma Foundation for Excellence in Education, National Cowboy and Western Heritage Museum, and Oklahoma City Museum of Art. Formerly, Director, ConocoPhillips (integrated international oil corporation), BOK Financial (bank holding company), Kimberly-Clark Corporation (consumer products), and the Federal Reserve System’s Kansas City Reserve Bank (from 1990 until 1994); Oklahoma Chapter of the Nature Conservancy; Boys and Girls Clubs of Oklahoma; Oklahoma City Public Schools Foundation; and Oklahoma City Chamber of Commerce.	60
Betsy S. Michel (64) Director	1984 to Date	Attorney; Director or Trustee of each of the investment companies of the Seligman Group of Funds**; and Trustee, The Geraldine R. Dodge Foundation (charitable foundation). Formerly, Chairman of the Board of Trustees of St. George’s School (Newport, RI) and Trustee, World Learning, Inc. (international educational learning) and Council of New Jersey Grantmakers.	60
Leroy C. Richie (65) Director	2000 to Date	Counsel, Lewis & Munday, P.C. (law firm); Director or Trustee of each of the investment companies of the Seligman Group of Funds** (with the exception of Seligman Cash Management Fund, Inc.); Director, Vibration Control Technologies, LLC (auto vibration technology); Lead Outside Director, Digital Ally, Inc. (digital imaging) and Infinity, Inc. (oil and gas services and exploration); Director and Chairman, Highland Park Michigan Economic Development Corp; and Chairman, Detroit Public Schools Foundation. Formerly, Trustee, New York University Law Center Foundation; Vice Chairman, Detroit Medical Center and Detroit Economic Growth Corp.; Vice President and General Counsel (from 1990 until 1997), Automotive Legal Affairs, Chrysler Corporation; Chairman and Chief Executive Officer, Q Standards Worldwide, Inc. (library of technical standards); and Director, Kerr-McGee Corporation (diversified energy and chemical company).	59
Robert L. Shafer (74) Director	1980 to Date	Ambassador and Permanent Observer of the Sovereign Military Order of Malta to the United Nations; and Director or Trustee of each of the investment companies of the Seligman Group of Funds**. Formerly, Director (from May 1987 until June 1997), USLIFE Corporation (life insurance) and Vice President (from December 1973 until January 1996), Pfizer Inc. (pharmaceuticals).	60
James N. Whitson (72) Director	1993 to Date	Retired Executive Vice President and Chief Operating Officer, Sammons Enterprises, Inc. (a diversified holding company); Director or Trustee of each of the investment companies of the Seligman Group of Funds**; and Director, CommScope, Inc. (manufacturer of coaxial cable). Formerly, Director and Consultant, Sammons Enterprises, Inc. and Director, C-SPAN (cable television networks).	60

Name, (Age), Position(s) With Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years, Directorships and Other Information	Number of Portfolios in Fund Complex Overseen by Director
INTERESTED DIRECTORS AND PRINCIPAL OFFICERS

William C. Morris*** (69) Director and Chairman of the Board	1988 to Date	Chairman and Director, J. & W. Seligman & Co. Incorporated; Chairman of the Board and Director or Trustee of each of the investment companies of the Seligman Group of Funds**; Chairman and Director, Seligman Advisors, Inc., Seligman Services, Inc. and Carbo Ceramics Inc. (manufacturer of ceramic proppants for oil and gas industry); Director, Seligman Data Corp.; and President and Chief Executive Officer, The Metropolitan Opera Association. Formerly, Director, Kerr-McGee Corporation (diversified energy and chemical company); and Chief Executive Officer of each of the investment companies of the Seligman Group of Funds.	60

Brian T. Zino*** (54) Director, President and Chief Executive Officer	Dir.: 1993 to Date Pres.: 1995 to Date CEO.: 2002 to Date	Director and President, J. & W. Seligman & Co. Incorporated; President, Chief Executive Officer and, with the exception of Seligman Cash Management Fund, Inc., Director or Trustee of each of the investment companies of the Seligman Group of Funds**; Director, Seligman Advisors, Inc. and Seligman Services, Inc.; and Chairman, Seligman Data Corp. Formerly, Member of the Board of Governors of the Investment Company Institute; and Director (formerly Chairman), ICI Mutual Insurance Company.	59

John B. Cunningham (42) Vice President and Portfolio Manager	2004 to Date	Managing Director and Chief Investment Officer, J. & W. Seligman & Co. Incorporated; Vice President and Portfolio Manager of Seligman Common Stock Fund, Inc. and Tri-Continental Corporation (a closed-end fund); Vice President of Seligman Portfolios, Inc. and Portfolio Manager of Seligman Common Stock Portfolio; as well as Vice President and Co-Portfolio Manager of Seligman TargetHorizon ETF Portfolios, Inc. Formerly, beginning in 2001, Managing Director, Senior Portfolio Manager, Salomon Brothers Asset Management (“SBAM”) and Group Head, SBAM’s Equity Team. Prior to 2001, he was a Director, Portfolio Manager of SBAM.	N/A

J. Eric Misenheimer (44) Vice President and Co-Portfolio Manager	2005 to Date	Managing Director, J. & W. Seligman & Co. Incorporated; head of Seligman’s High-Yield Team, Vice President and Co-Portfolio Manager of Seligman Core Fixed Income Fund, Inc. and Vice President of Seligman High Income Fund Series and Portfolio Manager of its Seligman High-Yield Fund. Formerly, Senior Vice President, Director of Taxable High Yield Fixed Income Investing for Northern Trust Global investments and was, since July 1999, the management team leader for the Northern High Yield Fixed Income Fund.	N/A

Francis L. Mustaro (57) Vice President and Co-Portfolio Manager	April 2006 to Date	Managing Director, J. & W. Seligman & Co. Incorporated; Head of Seligman’s Investment Grade Team, Vice President and Portfolio Manager of Seligman Cash Management Fund, Inc. and Seligman Core Fixed Income Fund, Inc., Vice President of Seligman High Income Fund Series and Portfolio Manager of its Seligman U.S. Government Securities Fund, and Vice President of Seligman Portfolios, Inc. and Portfolio Manager of each of its Seligman Cash Management Portfolio and Seligman Investment Grade Fixed Income Portfolio. Prior to April 2006, he was a Managing Director and Senior Portfolio Manager, Core Fixed Income Group of Citigroup Asset Management.

Name, (Age), Position(s) With Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years, Directorships and Other Information	Number of Portfolios in Fund Complex Overseen by Director
Eleanor T.M. Hoagland (55) Vice President and Chief Compliance Officer	2004 to Date	Managing Director, J. & W Seligman & Co. Incorporated; and Vice President and Chief Compliance Officer of each of the investment companies of the Seligman Group of Funds**.	N/A

Thomas G. Rose (49) Vice President	2000 to Date	Managing Director, Chief Financial Officer and Treasurer, J. & W. Seligman & Co. Incorporated; Senior Vice President, Finance, Seligman Advisors, Inc. and Seligman Data Corp.; and Vice President of each of the investment companies of the Seligman Group of Funds**, Seligman Services, Inc. and Seligman International, Inc.	N/A

Lawrence P. Vogel (50) Vice President and Treasurer	V.P.: 1992 to Date Treas.: 2000 to Date	Senior Vice President and Treasurer, Investment Companies, J. & W. Seligman & Co. Incorporated; Vice President and Treasurer of each of the investment companies of the Seligman Group of Funds**; and Treasurer, Seligman Data Corp.	N/A

Frank J. Nasta (42) Secretary	1994 to Date

Director, Managing Director, General Counsel and Corporate Secretary,

J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds**; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.; and Corporate Secretary, Seligman International, Inc. and Seligman Data Corp.

N/A

*	Each Director serves for an indefinite term, until the election and qualification of a successor or until his or her earlier death, resignation or removal. Each officer is elected annually by the Board.

**	As of the date of this SAI, the Seligman Group of Funds consisted of twenty-three registered investment companies, including the Fund.

***	Mr. Morris and Mr. Zino are considered “interested persons” of the Fund, as defined in the 1940 Act, by virtue of their positions with Seligman and its affiliates.

****Mr.	Maher became a member of the Board of Directors on December 18, 2006.

The standing committees of the Board include the Board Operations Committee, Audit Committee and Director Nominating Committee. These Committees are comprised solely of Directors who are not “interested” persons of the Fund as that term is defined in the 1940 Act. The duties of these Committees are described below.

Board Operations Committee. This Committee has authority generally to direct the operations of the Board, including the nomination of members of other Board Committees and the selection of legal counsel for the Fund. The Committee met seven times during the year ended December 31, 2006. Members of the Committee are Messrs. McPherson (Chairman), Galvin, Maher, Richie, Shafer and Whitson, and Ms. Michel. In his capacity as Chairman of the Board Operations Committee, Mr. McPherson performs duties similar to those of a “lead independent director,” as he chairs meetings of the independent Directors, and acts as a point of contact between the independent Directors and Seligman between board meetings in respect of general matters.

Audit Committee. This Committee recommends an independent registered public accounting firm for selection as auditors by the Board annually. In addition, the Committee assists the Board in its oversight of the Fund’s financial reporting process and operates pursuant to a written charter. The Committee met twice during the year ended December 31, 2006. Members of the Committee are Messrs. Whitson (Chairman), Galvin, Maher and Richie.

Director Nominating Committee. This Committee selects and nominates persons for election as Directors by the Board. In addition, if a shareholder meeting is held where Directors are to be elected, the Committee will select and nominate persons for election as Directors at such shareholder meeting. The Committee may consider and evaluate nominee candidates properly submitted by shareholders if a vacancy among the Independent Directors of the Fund occurs and if, based on the Board’s then current size, composition and structure, the Committee determines that the vacancy should be filled.

A shareholder or group of shareholders (referred to in either case as a “Nominating Shareholder”) that, individually or as a group, has beneficially owned at least $10,000 of the Fund’s shares for at least one year prior to the date the Nominating Shareholder submits a candidate for nomination as a director may submit one candidate to the Nominating Committee for consideration at a special meeting or other meeting of shareholders at which directors will be elected. Nominations will not be considered except in connection with such meetings of shareholders. To be timely for consideration by the Nominating Committee, the submission, including all required information, must be submitted in writing via first class mail to the attention of the Secretary of the Fund at 100 Park Avenue, New York, NY 10017 and received at such time as may be determined by the Fund’s Board of Directors in its reasonable discretion. The Nominating Committee will consider only one candidate submitted by a Nominating Shareholder for nomination for election. The Nominating Committee will not consider self-nominated candidates or candidates nominated by members of a candidate's family, including such candidate's spouse, children, parents, uncles, aunts, grandparents, nieces and nephews.

The Nominating Committee will consider and evaluate candidates submitted by the Nominating Shareholder on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. These criteria may include the candidate’s relevant knowledge, experience and expertise, the candidate’s ability to carry out his or her duties in the best interests of the Fund and the candidate's ability to qualify as a disinterested director. The charter for the Nominating Committee, which provides a detailed description of the criteria used by the Nominating Committee as well as information required to be provided by shareholders submitting candidates for consideration by the Nominating Committee, may be obtained by writing to the Secretary of the Fund at the address above.

The Committee met twice during the year ended December 31, 2006. Members of the Committee are Messrs. Shafer (Chairman), McPherson and Ms. Michel.

Beneficial Ownership of Shares

As of December 31, 2006, the Directors beneficially owned shares in the Fund and the Seligman Group of Funds as follows:

Name	Dollar Range of Fund Shares Owned By Director	Aggregate Dollar Range of Shares Owned by Director in the Seligman Group of Funds
INDEPENDENT DIRECTORS
John R. Galvin	$1-$10,000	$50,001-$100,000
John F. Maher	None	Over $100,000
Frank A. McPherson	$1-$10,000	Over $100,000
Betsy S. Michel	$10,001-$50,000	Over $100,000
Leroy C. Richie	$1-$10,000	Over $100,000
Robert L. Shafer	None	Over $100,000
James N. Whitson	$10,001-$50,000	Over $100,000
INTERESTED DIRECTORS
William C. Morris	$10,001-$50,000	Over $100,000
Brian T. Zino	$1-$10,000	Over $100,000

Compensation

Name and Position with Fund	Aggregate Compensation from Fund (1)	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation from Fund and Fund Complex Paid to Directors (1)(2)
John R. Galvin, Director	$855	N/A	$113,222
Alice S. Ilchman, Director(3)	545	N/A	69,848
John F. Maher(4)	22	N/A	2,283
Frank A. McPherson, Director	855	N/A	111,7220
Betsy S. Michel, Director	855	N/A	113,222
Leroy C. Richie, Director	872	N/A	113,222
Robert L. Shafer, Director	855	N/A	113,222
James N. Whitson, Director	855	N/A	113,222

(1)	For the Fund’s year ended December 31, 2006.

(2)	As of December 31, 2006, the Seligman Group of Funds consisted of twenty-four registered investment companies, including the Fund.

(3)	Dr. Ilchman passed away on August 11, 2006.

(4)	Mr. Maher became a member of the Board of Directors on December 18, 2006. Effective January 2007, Mr. Maher is deferring his fees.

No compensation is paid by the Fund to Directors or officers of the Fund who are employees of Seligman.

The Fund has a deferred compensation plan under which independent directors may elect to defer receiving their fees. A director who has elected deferral of his or her fees may choose a rate of return equal to either (1) the interest rate on short-term Treasury Bills, or (2) the rate of return on the shares of certain of the investment companies advised by Seligman, as designated by the director. The cost of such fees and earnings, when incurred, is included in directors’ fees and expenses, and the accumulated balance thereof is included in other liabilities in the Fund’s financial statements.

Mr. Whitson had previously deferred compensation pursuant to the deferred compensation plan. Mr. Whitson no longer defers his current compensation; however, his accrued deferred compensation (including earnings/losses) in respect of the Fund as of December 31, 2005 was $21,432, all of which was paid to him in January 2006.

The Fund may, but is not obligated to, purchase shares of the other funds in the Seligman Group of Funds to hedge its obligations in connection with the Fund’s deferred compensation plan.

Class A shares of the Fund may be issued without a sales charge to present and former directors (and their family members) of the Fund. Class A shares may be sold at net asset value to these persons since such sales require less sales effort and lower sales-related expenses as compared with sales to the general public.

Code of Ethics

Seligman, Seligman Advisors, their subsidiaries and affiliates, and the Seligman Group of Funds have adopted a Code of Ethics that sets forth the circumstances under which officers, directors and employees (collectively, “Employees”) are permitted to engage in personal securities transactions. The Code of Ethics proscribes certain practices with regard to personal securities transactions and personal dealings, provides a framework for the reporting and monitoring of personal securities transactions by Seligman’s Chief Compliance Officer, and sets forth a procedure of identifying, for disciplinary action, those individuals who violate the Code of Ethics. The Code of Ethics prohibits Employees (including all investment team members) from purchasing or selling any security or an equivalent security that is being purchased or sold by any client, or where the Employee intends, or knows of another’s intention, to purchase or sell a security on behalf of a client. The Code also prohibits all Employees from acquiring securities in a private placement or in an initial or secondary public offering, unless prior approval has been obtained from Seligman’s Chief Compliance Officer.

The Code of Ethics prohibits (1) each portfolio manager or member of an investment team from purchasing or selling any security within seven calendar days either before or after the purchase or sale of the security by a client’s account (including investment company accounts) that the portfolio manager or investment team manages; (2) each Employee from profiting from short-term trading (a profitable purchase and sale or vice-versa within 60 days); and (3) each member of an investment team from profiting from short sales of a security if, at that time, any client managed by that team has a long position in that security. Any profit realized pursuant to any of these prohibitions must be disgorged to a charitable organization.

Employees are required, except under very limited circumstances, to engage in personal securities transactions through a broker-dealer designated by Seligman. All Employee personal securities transactions must be pre-cleared through Seligman’s compliance system. This system is designed to prevent transactions in securities that would conflict with the interests of clients. All Employees are also required to disclose all securities beneficially owned by them upon commencement of employment and at the end of each calendar year.

A copy of the Code of Ethics is on public file with, and is available upon request from, the SEC. You can access it through the SEC’s Internet site, www.sec.gov.

Proxy Voting Policies

Introduction. On behalf of the Fund, one or more independent third parties under the supervision of Seligman votes the proxies of the securities held in the Fund’s portfolio in accordance with Seligman’s criteria of what is in the best interests of the Fund’s shareholders.

The financial interest of the shareholders of the Fund is the primary consideration in determining how proxies should be voted. Seligman has a responsibility to analyze proxy issues and to ensure that voting is accomplished in a way consistent with those financial interests. In the case of social and political responsibility issues, which do not involve financial considerations, it is not possible to fairly represent the diverse views of the Fund’s shareholders. As a result, Seligman’s policy generally is to abstain from voting on these issues. Notwithstanding the above, proposals seeking disclosure of certain matters relating to social and political issues may be supported if such disclosure is not deemed to be unduly burdensome.

The Proxy Voting Process. Proxies for securities held in the portfolio of the Fund will be received, processed and voted by one or more independent third parties under the supervision of Seligman pursuant to the guidelines (the “Guidelines”) established by Seligman’s Proxy Voting Committee (the “Committee”). A description of the Guidelines can be found below.

The Committee was established to set Seligman’s policy and Guidelines, to consider new corporate governance issues as they arise, to assist in determining how Seligman will respond to such issues and to provide oversight of the proxy voting process. The Committee currently consists of Seligman’s Chief Investment Officer (Chair), Seligman’s Chief Financial Officer and Seligman’s General Counsel.

Seligman subscribes to a service offered by an independent third party that provides research on proposals to be acted upon at shareholder meetings and assistance in the tracking, voting and recordkeeping of proxies.

Conflicts of Interests. Seligman’s Chief Compliance Officer maintains a Proxy Watch List, which contains the names of those companies that may present the potential for conflict in the voting process with Seligman, Seligman Advisors or any Seligman affiliate. For example, the Proxy Watch List will include those portfolio companies for which Seligman separately manages assets in private accounts or which are significant distributors of Seligman’s products and services. As described below, proxy voting for these companies will be subject to a higher level of consideration.

Deviations from Guidelines and Special Situations. Seligman recognizes that it may not always be in the best interest of the shareholders of the Fund to vote in accordance with the Guidelines on a particular issue. In such circumstances, Seligman may deviate from the Guidelines. A member of the Committee must approve any deviation from the Guidelines. Furthermore, a majority of the Committee’s members must approve any deviation from the Guidelines for issuers included on the Proxy Watch List.

Similarly, one member of the Committee must approve the voting decision for proposals of a unique nature requiring a case-by-case analysis. A majority of the Committee must approve the voting decision for such proposals if the issuer is included on the Proxy Watch List. Seligman may consider the views of the management of a portfolio company, as well as the view of Seligman’s investment professionals, when analyzing potential deviations from the Guidelines and for those proposals requiring a case-by-case evaluation.

Guidelines Summary. The Guidelines are briefly described as follows:

1. Seligman votes with the recommendations of a company’s board of directors on general corporate governance issues such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to shareholder meetings.

2. Seligman opposes, and supports the elimination of, anti-takeover proposals, including those relating to classified Boards, supermajority votes, poison pills, issuance of blank check preferred and establishment of classes with disparate voting rights.

3. Seligman abstains from voting on issues relating to social and/or political responsibility, except for matters relating to disclosure issues if not deemed unduly burdensome for the company (e.g., political contributions).

4. Seligman votes for stock option plans, increases in the number of shares under existing stock option plans and other amendments to the terms of such plans; provided, that the overall dilution of all active stock option plans does not exceed 10% on a fully diluted basis and are otherwise considered to align the interest of the company with those of shareholders (e.g., all such plans must specifically prohibit repricing).

5. Seligman generally votes with the recommendations of a company’s board of directors on other matters relating to executive compensation, unless considered excessive.

6. Seligman will withhold voting for the entire board of directors (or individual directors as the case may be) if: (a) less than 75% of the board is independent; (b) the board has a nominating or compensation committee of which less than 75% of its members are independent; (c) the board has recommended shareholders vote for an anti-takeover device which Seligman votes against; or (d) the board has recommended a matter relating to a stock option plan or stock purchase plan which Seligman votes against.

7. Seligman will vote for proposals relating to the authorization of additional common stock up to 5 times that currently outstanding.

8. Seligman will vote for proposals to effect stock splits.

9. Seligman will vote for proposals authorizing share repurchase programs.

10. Seligman will vote against authorization to transact unidentified business at the meeting.

11. Acquisitions, mergers, reorganizations, reincorporations and other similar transactions will be voted on a case-by-case basis.

12. Proposals to amend a company’s charter or by-laws (other than as identified above) will be voted on a case-by-case basis.

13. Seligman will vote against all proposals where the company did not provide adequate information to make a decision.

14. Seligman abstains from voting shares which have recently been sold or for which information was not received on a timely basis.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge upon request by calling toll free (800) 221-2450 in the US or collect (212) 682-7600 outside the US and (ii) on the SEC’s website at www.sec.gov. Information for each new 12-month period ending June 30 will be available no later than August 31 of that year.

Control Persons and Principal Holders of Securities

Control Persons

As of April 3, 2007, there was no person or persons who controlled the Fund, either through a significant ownership of shares or any other means of control.

Principal Holders

As of April 3, 2007, the following principal holders owned of record 5% or more of the then outstanding shares of capital stock of a Class of shares of the Fund:

Name and Address	Class	Percentage of Total Shares Held
MLPF&S FBO Customers, Attn: Fund Administration, 4800 Deer Lake Drive East, Jacksonville, FL 32246	B	17.00%
Morgan Stanley DW, Attn: Mutual Fund Operations, Harborside Financial Center, Plaza Two, 2nd Floor, Jersey City, NJ 07311	B	5.25%
Citigroup Global House Accounts, Attn Peter Booth, 7th Floor, 333 West 34th Street, New York, NY 10001	C	18.75%
MLPF&S FBO Customers, Attn: Fund Administration, 4800 Deer Lake Drive East, Jacksonville, FL 32246	D	12.91%
Patterson & Co FBO The J. & W. Seligman & Co. Incorporated Matched Accumulation Plan, 1525 West Wt Harris Blvd., Charlotte, NC 28288-1151	I	76.10%
Patterson & Co FBO The Seligman Data Corp. 401K/Thrift Plan, Attn: Pension Plan Services, 1525 West Wt Harris Blvd., Charlotte, NC 28288-1151	I	23.67%
MLPF&S FBO Customers, Attn: Fund Administration, 4800 Deer Lake Drive East, Jacksonville, FL 32246	R	94.14%
MCB Trust Services Custodian FBO B & L Corporation 401(K) Plan, 700 17th Street, Suite 300, Denver, CO 80202	R	5.85%

Management Ownership

As of April 3, 2007, Directors and officers of the Fund as a group owned less than 1% of the Fund’s Class A shares of the then outstanding shares of capital stock of the Fund. As of the same date, Directors and officers of the Fund did not own any Class B shares, Class C shares, Class D shares or Class R shares of the Fund.

As of April 3, 2007, Directors and officers of the Fund as a group owned 7.55% of the Fund’s Class I shares of the then outstanding shares of capital stock of the Fund.

Investment Advisory and Other Services

Investment Manager

Subject to the control of the Fund’s Board of Directors, Seligman manages the investment of the assets of the Fund and administers its business and other affairs pursuant to a management agreement approved by the Board of Directors and the initial shareholders of the Fund (the “Management Agreement”). As of the date of this SAI, Seligman also served as investment manager to twenty-two other US registered investment companies which, together with the Fund, make up the “Seligman Group of Funds.” There are no other management-related service contracts under which services are provided to the Fund. No person or persons, other than the directors, officers or employees of Seligman and the Fund regularly advise the Fund or Seligman with respect to the Fund’s investments.

Seligman is a successor firm to an investment banking business founded in 1864 which has thereafter provided investment services to individuals, families, institutions, and corporations. Mr. William C. Morris, Chairman and

Director of Seligman and Chairman of the Board of Directors and Director of the Fund, owns a majority of the outstanding voting securities of Seligman and is a controlling person of Seligman.

All of the officers of the Fund listed above are officers or employees of Seligman. Their affiliations with the Fund and with Seligman are provided under their principal business occupations.

The Fund pays Seligman a management fee for its services, calculated daily and payable monthly. The management fee is equal to 0.60% per annum of the Fund’s average daily net assets on the first $1 billion of net assets, 0.55% per annum of the Fund’s average daily net assets on the next $1 billion of net assets and 0.50% per annum of the Fund’s average daily net assets in excess of $2 billion. For the year ended December 31, 2006, the Fund paid Seligman $519,936, equal to 0.60% per annum of its average daily net assets. For the year ended December 31, 2006, Seligman voluntarily agreed to reimburse $1,713 of expenses for the Class I shares, $368 of which Seligman owed to the Fund at December 31, 2006. For the year ended December 31, 2005, the Fund paid Seligman $604,786, equal to 0.60% per annum of its average daily net assets. For the year ended December 31, 2004, the Fund paid Seligman $704,375, equal to 0.60% per annum of its average daily net assets.

The Fund pays all of its expenses other than those assumed by Seligman, including administration, shareholder services and distribution fees, fees and expenses of independent attorneys and auditors, taxes and governmental fees, including fees and expenses of qualifying the Fund and its shares under federal and state securities laws, and expenses of repurchase or redemption of shares, expenses of printing and distributing reports, notices and proxy materials to shareholders, expenses of printing and filing reports and other documents with governmental agencies, expenses of shareholders’ meetings, expenses of corporate data processing and related services, shareholder record keeping and shareholder account services, fees and disbursements of transfer agents and custodians, expenses of disbursing dividends and distributions, fees and expenses of directors of the Fund not employed by or serving as a Director of Seligman or its affiliates, insurance premiums, interest on borrowings, and extraordinary expenses, such as litigation expenses.

The Management Agreement provides that Seligman will not be liable to the Fund for any error of judgment or mistake of law, or for any loss arising out of any investment, or for any act or omission in performing its duties under the Management Agreement, except for willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties under the Management Agreement.

The Management Agreement was initially approved by the Board of Directors at a meeting held on September 30, 1988 and by the shareholders at a special meeting held on December 16, 1988. Amendments to the Management Agreement, effective April 10, 1991, to increase the fee rate payable to Seligman by the Fund, were approved by the Board of Directors on January 17, 1991 and by the shareholders at a special meeting held on April 10, 1991. The amendments to the Management Agreement, effective January 1, 1996 to increase the fee rate payable to Seligman by the Fund were approved by the Board of Directors on September 21, 1995 and by the shareholders at a special meeting held on December 12, 1995. The Management Agreement will continue in effect until December 31 of each year if (1) such continuance is approved in the manner required by the 1940 Act (i.e., by a vote of a majority of the Board of Directors or of the outstanding voting securities of the Fund and by a vote of a majority of the Directors who are not parties to the Management Agreement or interested persons of any such party) and (2) Seligman shall not have notified the Fund at least 60 days prior to December 31 of any year that it does not desire such continuance. The Management Agreement may be terminated by the Fund, without penalty, on 60 days’ written notice to Seligman and will terminate automatically in the event of its assignment. The Fund has agreed to change its name upon termination of the Management Agreement if continued use of the name would cause confusion in the context of Seligman’s business.

Principal Underwriter

Seligman Advisors, an affiliate of Seligman, located at 100 Park Avenue, New York, New York 10017, acts as general distributor of the shares of the Fund and of each of the other mutual funds in the Seligman Group. Seligman Advisors is an “affiliated person” (as defined in the 1940 Act) of Seligman, which is itself an affiliated person of the Fund. Those individuals identified above under “Management Information” as directors or officers of both the Fund and Seligman Advisors are affiliated persons of both entities.

Services Provided by the Investment Manager

Under the Management Agreement, dated December 29, 1988, as amended April 10, 1991 and January 1, 1996, subject to the control of the Board of Directors, Seligman manages the investment of the assets of the Fund, including making purchases and sales of portfolio securities consistent with the Fund’s investment objectives and policies, and administers its business and other affairs. Seligman provides the Fund with such office space, administrative and other services and executive and other personnel as are necessary for Fund operations. Seligman pays all of the compensation of directors of the Fund who are employees or consultants of Seligman and of the officers and employees of the Fund. Seligman also provides senior management for Seligman Data Corp. (“SDC”), the Fund’s shareholder service agent.

Service Agreements

There are no other management-related service contracts under which services are provided to the Fund.

Other Investment Advice

No person or persons, other than directors, officers, or employees of Seligman, regularly advise the Fund or Seligman with respect to the Fund’s investments.

Dealer Reallowances

Dealers and financial advisors receive a percentage of the initial sales charge on sales of Class A shares and Class C shares of the Fund, as set forth below:

Class A shares:

Amount of Purchase	Sales Charge as a % of Offering Price(1)	Sales Charge as a % of Net Amount Invested	Regular Dealer Reallowance As a % of Offering Price
Less than $50,000	4.75%	4.99%	4.25%
$50,000 - $99,999	4.00	4.17	3.50
$100,000 - $249,999	3.50	3.63	3.00
$250,000 - $499,999	2.50	2.56	2.25
$500,000 - $999,999	2.00	2.04	1.75
$1,000,000 and over	0	0	0

(1)	“Offering Price” is the amount that you actually pay for Fund shares; it includes the initial sales charge.

Class C shares:

Amount of Purchase	Sales Charge as a % of Offering Price(1)	Sales Charge as a % of Net Amount Invested	Regular Dealer Reallowance as a % of Offering Price
Less than $100,000	1.00%	1.01%	1.00%
$100,000 - $249,999	0.50	0.50	0.50
$250,000 - $999,999	0	0	0

(1)	“Offering Price” is the amount that you actually pay for Fund shares; it includes the initial sales charge. There is no sales charge with respect to Class C shares if sold through Level Load Intermediaries (as defined below).

Seligman Services, Inc. (“Seligman Services”), an affiliate of Seligman, is a limited purpose broker/dealer. Seligman Services is eligible to receive commissions from certain sales of Fund shares. For the years ended December 31, 2006, 2005 and 2004, Seligman Services received commissions in the amounts of $-0-, $836 and $2,153, respectively.

Rule 12b-1 Plan

The Fund has adopted an Administration, Shareholder Services and Distribution Plan (“12b-1 Plan”) in accordance with Section 12(b) of the 1940 Act and Rule 12b-1 thereunder.

Under the 12b-1 Plan, the Fund may pay to Seligman Advisors an administration, shareholder services and distribution fee in respect of the Fund’s Class A, Class B, Class C, Class D and Class R shares. Payments under the 12b-1 Plan may include, but are not limited to: (1) compensation to securities dealers and other organizations (“Service Organizations”) for providing distribution assistance with respect to assets invested in the Fund; (2) compensation to Service Organizations for providing administration, accounting and other shareholder services with respect to Fund shareholders; and (3) otherwise promoting the sale of shares of the Fund, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and prospectuses to prospective investors and defraying Seligman Advisors’ costs incurred in connection with its marketing efforts with respect to shares of the Fund. Seligman, in its sole discretion, may also make similar payments to Seligman Advisors from its own resources, which may include the management fee that Seligman receives from the Fund. Payments made by the Fund under the 12b-1 Plan are intended to be used to encourage sales of shares of the Fund, as well as to discourage redemptions.

Fees paid by the Fund under the 12b-1 Plan with respect to any class of shares may not be used to pay expenses incurred solely in respect of any other class or any other Seligman fund. Expenses attributable to more than one class of the Fund are allocated between the classes in accordance with a methodology approved by the Fund’s Board of Directors. Expenses of distribution activities that benefit both the Fund and other Seligman funds will be allocated among the applicable funds based on relative gross sales during the quarter in which such expenses are incurred, in accordance with a methodology approved by the Board.

Class A

Under the 12b-1 Plan, the Fund, with respect to Class A shares, is authorized to pay monthly to Seligman Advisors a service fee at an annual rate of up to 0.25% of the average daily net asset value of the Class A shares. This fee is used by Seligman Advisors exclusively to make payments to Service Organizations which have entered into agreements with Seligman Advisors. Such Service Organizations receive from Seligman Advisors a continuing fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of Class A shares attributable to the particular Service Organization for providing personal service and/or maintenance of shareholder accounts. The fee payable to Service Organizations from time to time shall, within such limits, be determined by the Directors of the Fund. The Fund is not obligated to pay Seligman Advisors for any such costs it incurs in excess of the fee described above. No expense incurred in one year by Seligman Advisors with respect to Class A shares of the Fund may be paid from Class A 12b-1 fees received from the Fund in any other year. If the Fund’s 12b-1 Plan is terminated in respect of Class A shares, no amounts (other than amounts accrued but not yet paid) would be owed by the Fund to Seligman Advisors with respect to Class A shares. The total amount paid by the Fund to Seligman Advisors in respect of Class A shares for the year ended December 31, 2006 was $158,062, equivalent to 0.25% per annum of the Class A shares’ average daily net assets.

Class B

Under the 12b-1 Plan, the Fund, with respect to Class B shares, is authorized to pay monthly a 12b-1 fee at an annual rate of up to 1% of the average daily net asset value of the Class B shares. This fee is comprised of (1) a distribution fee equal to 0.75% per annum, substantially all of which is paid directly to one or more third parties that have purchased Seligman Advisor’s rights to this fee (the “Purchasers”) to compensate them for having funded, at the time of sale of Fund shares (i) a 4% commission payment to Service Organizations in connection with the sale of the Class B shares and (ii) prior to August 1, 2004, a payment of up to 0.35% of sales to Seligman Advisors to help defray its costs of distributing Class B shares; and (2) a service fee of up to 0.25% per annum which is paid to Seligman Advisors. A small portion of the distribution fee is paid to Seligman Advisors in connection with sales of Class B shares for which no commissions are paid; Seligman Advisors may pay this portion of the distribution fee to Service Organizations who have not received any sales commission for the sale of Class B shares. The service fee is used by Seligman Advisors exclusively to make payments to Service Organizations which have entered into agreements with Seligman Advisors. Such Service Organizations receive from Seligman Advisors a continuing service fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of Class B shares attributable to the particular Service Organization for providing personal service and/or maintenance of shareholder accounts. The amounts expended by Seligman Advisors or the Purchasers in any one year upon the initial purchase of Class B shares of the Fund may exceed the 12b-1 fees paid by the Fund in that year. The Fund’s 12b-1 Plan permits expenses incurred in respect of Class B shares in one year to be paid from Class B 12b-1 fees received from the Fund in any other year; however, in any fiscal year the Fund is not obligated to pay any 12b-1 fees in excess of the fees described above. Seligman Advisors and the Purchasers are not reimbursed for expenses which exceed such fees. If the Fund’s 12b-1 Plan is terminated in respect of Class B shares, no amounts (other than amounts accrued but not yet paid) would be owed by the Fund to Seligman Advisors or the Purchasers with respect to Class B shares. The total amount paid by the Fund in respect of Class B shares for the year ended December 31, 2006 was $65,266, equivalent to 1% per annum of the Class B shares’ average daily net assets.

Class C

Under the 12b-1 Plan, the Fund, with respect to Class C shares, is authorized to pay monthly to Seligman Advisors a 12b-1 fee at an annual rate of up to 1% of the average daily net asset value of the Class C shares. This fee is used by Seligman Advisors as follows: During the first year following the sale of Class C shares, a distribution fee of 0.75% of the average daily net assets attributable to Class C shares is used, along with any contingent deferred sales charge (“CDSC”) proceeds during the first eighteen months (twelve months in the case of investors purchasing Class C shares through Level Load Intermediaries (as defined under “Purchase, Redemption, and Pricing of Shares”)), to (1) reimburse Seligman Advisors for its payment at the time of sale of Class C shares of a 1.25% sales commission to Service Organizations (0.75% in the case of investors purchasing Class C shares through Level Load Intermediaries), and (2) pay for other distribution expenses, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and prospectuses to prospective investors and other marketing costs of Seligman Advisors. In addition, during the first year following the sale of Class C shares, a service fee of up to 0.25% of the average daily net assets attributable to such Class C shares is used to reimburse Seligman Advisors for its prepayment to Service Organizations at the time of sale of Class C shares of a service fee of 0.25% of the net asset value of the Class C share sold (for shareholder services to be provided to Class C shareholders over the course of the one year immediately following the sale). The payment of service fees to Seligman Advisors is limited to amounts Seligman Advisors actually paid to Service Organizations at the time of sale as service fees. After the initial one-year period following a sale of Class C shares, the entire 12b-1 fee attributable to such Class C shares is paid to Service Organizations for providing continuing shareholder services and distribution assistance in respect of the Fund. The total amount paid by the Fund to Seligman Advisors in respect of Class C shares for the year ended December 31, 2006 was $56,792, equivalent to 1% per annum of the Class C shares’ average daily net assets.

The amounts expended by Seligman Advisors in any one year with respect to Class C shares of the Fund may exceed the 12b-1 fees paid by the Fund in that year. The Fund’s 12b-1 Plan permits expenses incurred by Seligman Advisors in respect of Class C shares in one year to be paid from Class C 12b-1 fees in any other year; however, in any year the Fund is not obligated to pay any 12b-1 fees in excess of the fees described above.

As of December 31, 2006, Seligman Advisors incurred $348,882 of expenses in respect of the Fund’s Class C shares that were not reimbursed from the amount received from the Fund's 12b-1 Plan. This amount is equal to 5.93% of the net assets of Class C shares at December 31, 2006.

If the Fund’s 12b-1 Plan is terminated in respect of Class C shares of the Fund, no amounts (other than amounts accrued but not yet paid) would be owed by the Fund to Seligman Advisors with respect to Class C shares.

Class D

Under the 12b-1 Plan, the Fund, with respect to Class D shares, is authorized to pay monthly to Seligman Advisors a 12b-1 fee at an annual rate of up to 1% of the average daily net asset value of the Class D shares. This fee is used by Seligman Advisors as follows: During the first year following the sale of Class D shares, a distribution fee of 0.75% of the average daily net assets attributable to such Class D shares is used, along with any CDSC proceeds, to (1) reimburse Seligman Advisors for its (A) payment at the time of sale of Class D shares of a 0.75% sales commission to Service Organizations or (B) ongoing payment of 0.75% of the average daily net assets attributable to such Class D shares to Service Organizations who elect not to receive a time-of-sale payment and (2) pay for other distribution expenses, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and prospectuses to prospective investors and other marketing costs of Seligman Advisors. In addition, during the first year following the sale of Class D shares, a service fee of up to 0.25% of the average daily net assets attributable to such Class D shares is used to reimburse Seligman Advisors for its prepayment to Service Organizations at the time of sale of Class D shares of a service fee of 0.25% of the net asset value of the Class D shares sold (for shareholder services to be provided to Class D shareholders over the course of the one year immediately following the sale) and for its ongoing payment of a service fee of 0.25% of the average daily net assets attributable to such Class D shares to those Service Organizations who elect not to receive a time-of-sale payment. The payment of service fees to Seligman Advisors is limited to amounts Seligman Advisors actually paid to Service Organizations as service fees at either the time of sale or the ongoing services fees paid to Service Organizations who elect not to receive such service fee at the time of sale. After the initial one-year period following a sale of Class D shares, the entire 12b-1 fee attributable to such Class D shares is paid to Service Organizations for providing continuing shareholder services and distribution assistance in respect of the Fund. The total amount paid by the Fund to Seligman Advisors in respect of Class D shares for the year ended December 31, 2006 was $94,813, equivalent to 1% per annum of the Class D shares’ average daily net assets.

The amounts expended by Seligman Advisors in any one year with respect to Class D shares of the Fund may exceed the 12b-1 fees paid by the Fund in that year. The Fund’s 12b-1 Plan permits expenses incurred by Seligman Advisors in respect of Class D shares in one year to be paid from Class D 12b-1 fees in any other year; however, in any year the Fund is not obligated to pay any 12b-1 fees in excess of the fees described above.

As of December 31, 2006, Seligman Advisors incurred $1,220,031 of expenses in respect of the Fund’s Class D shares that were not reimbursed from amount received from the Fund's 12b-1 Plan. This amount is equal to 13.22% of the net assets of Class D shares at December 31, 2006.

If the Fund’s 12b-1 Plan is terminated in respect of Class D shares of the Fund, no amounts (other than amounts accrued but not yet paid) would be owed by the Fund to Seligman Advisors with respect to Class D shares.

Class R

Under the 12b-1 Plan, the Fund, with respect to Class R shares, is authorized to pay monthly to Seligman Advisors a 12b-1 fee at an annual rate of up to 0.50% of the average daily net asset value of the Class R shares. This 12b-1 fee is comprised of (1) a distribution fee equal to 0.25% of the average daily net assets attributable to the Class R shares and (2) a service fee of up to 0.25% of the average daily net asset value of the Class R shares. The 12b-1 fee is used by Seligman Advisors in one of two ways, depending on the payout option chosen by Service Organizations. This fee is used by Seligman Advisors as follows:

Option 1 - Service Organization opts for time-of-sale payment. A distribution fee of 0.25% of the average daily net assets attributable to such Class R shares is used, along with any CDSC proceeds, to (1) reimburse Seligman Advisors for its payment at the time of sale of Class R shares of a 0.75% sales commission to the Service Organization, and (2) pay for other distribution expenses, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and prospectuses to prospective investors and other marketing costs of Seligman Advisors. In addition, during the first year following the sale of Class R shares, a service fee of up to 0.25% of the average daily net assets attributable to such Class R shares is used to reimburse Seligman Advisors for its prepayment to the Service Organization at the time of sale of Class R shares of a service fee of 0.25% of the net asset value of the Class R shares sold (for shareholder services to be provided to Class R shareholders over the course of the one year immediately following the sale). After the initial one-year period following a sale of Class R shares, the 0.25% servicing fee is used to reimburse Seligman Advisors for its payments to the Service Organization for providing continuing shareholder services. The payment of service fees to Seligman Advisors is limited to amounts Seligman Advisors actually paid to Service Organizations at the time of sale as service fees.

Option 2 - Service Organization does not opt for time-of-sale payment. The entire 12b-1 fee attributable to the sale of the Class R shares, along with any CDSC proceeds, is used to (1) reimburse Seligman Advisors for its on-going payment of the entire 12b-1 fees attributable to such Class R shares to the Service Organization for providing continuing shareholder services and distribution assistance in respect of the Fund and (2) pay for other distribution expenses, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and prospectuses to prospective investors and other marketing costs of Seligman Advisors.

The total amount paid by the Fund to Seligman Advisors in respect of Class R shares for the year ended December 31, 2006 was $478, equivalent to 0.50% per annum of each Fund’s Class R shares’ average daily net assets.

The amounts expended by Seligman Advisors in any one year with respect to Class R shares of the Fund may exceed the 12b-1 fees paid by the Fund in that year. The Fund's 12b-1 Plan permits expenses incurred by Seligman Advisors in respect of Class R shares in one fiscal year to be paid from Class R 12b-1 fees in any other fiscal year; however, in any fiscal year the Fund is not obligated to pay any 12b-1 fees in excess of the fees described above.

As of December 31, 2006, Seligman Advisors incurred $6,832 of expenses in respect of Class R shares of the Fund that were not reimbursed from amounts received from the Fund’s 12b-1 Plan. These amounts are equal to 6.84% of the net assets of Class R shares as of December 31, 2006.

If the 12b-1 Plan is terminated in respect of Class R shares of the Fund, no amounts (other than amounts accrued but not yet paid) would be owed by the Fund to Seligman Advisors with respect to Class R shares.

Payments made by the Fund under the 12b-1 Plan for its year ended December 31, 2006, were spent on the following activities in the following amounts:

	Class A	Class B	Class C	Class D	Class R
Compensation to underwriters	$-0-	$15	$2,597	$2,362	$6
Compensation to broker/dealers	158,062	16,311	54,195	92,451	472
Other Compensation*	-0-	48,940	-0-	-0-	-0-

*	Payment is made to the Purchasers to compensate them for having funded, at the time of sale, payments to broker/dealers and underwriters.

The 12b-1 Plan was initially approved on July 16, 1992 by the Board of Directors, including a majority of the Directors who are not “interested persons” (as defined in the 1940 Act) of the Fund and who have no direct or indirect financial interest in the operation of the 12b-1 Plan or in any agreement related to the 12b-1 Plan (“Qualified Directors”) and was approved by shareholders of the Fund at a Special Meeting of the Shareholders held on November 23, 1992. The 12b-1 Plan became effective in respect of the Class A shares on January 1, 1993. The 12b-1 Plan was approved in respect of the Class B shares on March 21, 1996 by the Board of Directors of the Fund, including a majority of the Qualified Directors, and became effective in respect of the Class B shares on April 22, 1996. The 12b-1 Plan was approved in respect of the Class C shares on May 20, 1999 by the Board of Directors, including a majority of the Qualified Directors, and became effective in respect of the Class C shares on June 1, 1999. The 12b-1 Plan was approved in respect of the Class D shares on March 18, 1993 by the Board of Directors, including a majority of the Qualified Directors, and became effective in respect of the Class D shares on May 1, 1993. The 12b-1 plan was approved in respect of Class R shares on March 20, 2003 by the Board of Directors, including a majority of the Qualified Directors, and became effective in respect of Class R shares on April 30, 2003. The 12b-1 Plan will continue in effect until December 31 of each year so long as such continuance is approved annually by a majority vote of both the Directors of the Fund and the Qualified Directors, cast in person at a meeting called for the purpose of voting on such approval. The 12b-1 Plan may not be amended to increase materially the amounts payable to Service Organizations with respect to a class without the approval of a majority of the outstanding voting securities of the class. If the amount payable in respect of Class A shares under the 12b-1 Plan is proposed to be increased materially, the Fund will either (1) permit holders of Class B shares to vote as a separate class on the proposed increase or (2) establish a new class of shares subject to the same payment under the 12b-1 Plan as existing Class A shares, in which case the Class B shares will thereafter convert into the new class instead of into Class A shares. No material amendment to the 12b-1 Plan may be made except by vote of a majority of both the Directors and the Qualified Directors.

The 12b-1 Plan requires that the Treasurer of the Fund shall provide to the Directors, and the Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the 12b-1 Plan. Rule 12b-1 also requires that the selection and nomination of Directors who are not “interested persons” of the Fund be made by such disinterested Directors. The 12b-1 Plan is reviewed annually by the Directors.

Seligman Services acts as a broker/dealer of record for shareholder accounts that do not have a designated financial advisor. As such, it receives compensation pursuant to the Fund’s 12b-1 Plan for providing personal services and account maintenance to such accounts and, prior to January 1, 2006, other distribution services. For the years ended December 31, 2006, 2005 and 2004, Seligman Services received distribution fees (only through December 31, 2005) and service fees pursuant to the Fund’s 12b-1 Plan of $17,363, $18,760 and $19,073, respectively.

Other Service Providers

SDC, which is owned by certain other investment companies in the Seligman Group, is the shareholder service agent and dividend-paying agent for the Fund. SDC charges the Fund at cost for its services. These costs may include amounts paid by SDC to financial intermediaries and other third parties who provide sub-transfer agency services. Certain officers and directors of the Fund are also officers and directors of SDC. SDC’s address is 100 Park Avenue, New York, NY 10017.

Portfolio Managers

For the purposes of this discussion, each member of the portfolio team is referred to as a “portfolio manager.” The following table sets forth certain additional information from that discussed in the Prospectuses with respect to the portfolio managers of the Fund. Unless noted otherwise, all information is provided as of December 31, 2006.

Other Accounts Managed by Portfolio Managers. The table below identifies, for each of the portfolio managers, the number of accounts managed (other than the Fund) and the total assets in such accounts, within each of the following categories: other registered investment companies, other pooled investment vehicles, and other accounts. None of the accounts noted below has an advisory fee based on performance of the account. For purposes of the tables below, each series or portfolio of a registered investment company is treated as a separate registered investment company.

Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

John B. Cunningham	8 Other Registered Investment Companies with approximately $3.07 billion in total assets under management.	0 Other Pooled Investment Vehicles.	12 Other Accounts with approximately $1.52 million in total assets under management.

Francis L. Mustaro	5 Other Registered Investment Companies with approximately $269 million in total assets under management.	1 Other Pooled Investment Vehicle with approximately $1.6 million in total assets under management.	37 Other Accounts with approximately $368 million in total assets under management.

J. Eric Misenheimer	2 Other Registered Investment Company with approximately $363.2 million in total assets under management.	1 Other Pooled Investment Vehicle with approximately $9.4 million in total assets under management.	3 Other Accounts with approximately $470,000 in total assets under management.

Paul J. Pertusi	4 Other Registered Investment Companies with approximately $205.1 million in total assets under management.	1 Other Pooled Investment Vehicle with approximately $1.6 million in total assets under management.	32 Other Accounts with approximately $364.8 million in total assets under management.

Paul A. Langlois	2 Other Registered Investment Companies with approximately $363.2 million in total assets under management.	1 Other Pooled Investment Vehicle with approximately $9.4 million in total assets under management.	1 Other Account with approximately $113,000 in total assets under management.

Henry P. Rose	2 Other Registered Investment Companies with approximately $363.2 million in total assets under management.	1 Other Pooled Investment Vehicle with approximately $9.4 million in total assets under management.	3 Other Accounts with approximately $836,000 in total assets under management.

Compensation/Material Conflicts of Interest. Set forth below is an explanation of the structure of, and method(s) used to determine portfolio manager compensation. Also set forth below is an explanation of material conflicts of interest that may arise between a portfolio manager’s management of the Fund’s investments and investments in other accounts.

Compensation:

For the year ended December 31, 2006, as compensation for his responsibilities, including those relating to his responsibilities as Chief Investment Officer of Seligman, Mr. Cunningham received a fixed base salary and a bonus. The amount of Mr. Cunningham’s bonus was based on (i) a guaranteed minimum amount and (ii) a performance component based on the weighted average pre-tax investment performance of three investment companies (one of which is the Fund) for which Mr. Cunningham serves as portfolio manager as compared with the funds constituting the Lipper Large-Cap Core Funds Average for the two-year period ending December 31, 2006.

Mr. Mustaro joined Seligman in April 2006. For the year ended December 31, 2006, as compensation for his responsibilities, Mr. Mustaro received a base salary and a fixed bonus which reflected the competitive environment to retain his services.

For the year ended December 31, 2006, as compensation for his responsibilities, Mr. Misenheimer received a base salary and a bonus. The amount of Mr. Misenheimer's bonus was based on (i) a fixed amount; (ii) a performance component based on the ranking of Seligman High-Yield Fund as compared with the funds constituting its Lipper average (as described in such fund’s prospectuses) for the year 2006 and (iii) a discretionary component. The discretionary component was based on numerous qualitative and quantitative factors relating to Mr. Misenheimer’s responsibilities as portfolio manager and High Yield Team Leader. The factors included, among other things, an evaluation of Mr. Misenheimer’s leadership abilities with respect to his investment team, his contributions to Seligman’s other investment teams, as well as the competitive environment for Mr. Misenheimer’s services.

As compensation for their responsibilities, each of Messrs. Pertusi, Langlois and Rose received a base salary and discretionary bonus for the year ended December 31, 2006.

Discretionary bonuses for each of Messrs. Pertusi, Langlois and Rose were based on numerous qualitative and quantitative factors, including, among other things, an evaluation of each portfolio manager’s skills as a research analyst (i.e., quality of research), their particular contributions to their respective investments teams (as well as their contributions to other Seligman investment teams), their ability to take initiative with respect to new roles/responsibilities, their leadership abilities and potential for growth as a portfolio manager, their ability to assimilate new concepts and ideas, their ability to work within a team structure, as well as the competitive environment for the portfolio manager’s services.

Conflicts of Interest:

Actual or potential conflicts of interest may arise from the fact that Seligman, and the portfolio managers of the Fund have day-to-day management responsibilities with respect to accounts of clients of Seligman other than the Fund (“Other Accounts”). Seligman has policies and procedures intended to mitigate or manage the conflicts of interest described below. There is no guarantee that any such policies or procedures will detect each and every situation in which a conflict of interest arises.

Seligman may receive higher compensation with respect to Other Accounts (including accounts which are private investment funds or have performance or higher fees paid to Seligman, or in which one or more portfolio managers have direct or indirect personal interest in the receipt of such fees) than that received with respect to the Fund. This may create a potential conflict of interest for Seligman or its portfolio managers by providing an incentive to favor these Other Accounts when, for example, placing securities transactions. In addition, Seligman could be viewed as having a conflict of interest to the extent that Seligman or an affiliate has a proprietary investment in one or more Other Accounts, the portfolio managers have personal investments, directly or indirectly, in one or more Other Accounts or the Other Accounts are investment options in Seligman’s employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Seligman may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. Seligman may be perceived as causing accounts it manages to participate in an offering to increase Seligman’s overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account or when a sale in one account lowers the sale price received in a sale by a second account. Because Seligman manages accounts that engage in short sales of securities of the type in which many clients may invest, Seligman could be seen as harming the performance of certain client accounts (i.e., those not engaging in short sale transactions) for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. Conversely, Seligman could be seen as benefiting those accounts that may engage in short sales through the sale of securities held by other clients to the extent that such sales reduce the cost to cover the short positions.

Seligman and its affiliates may at times give advice or take action with respect to accounts that differs from the advice given other accounts. A particular security may be bought or sold only for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. Simultaneous portfolio transactions in the same security by multiple clients may tend to decrease the prices received by clients for sales of such securities and increase the prices paid by clients for purchases of such securities. A conflict may also arise to the extent that Seligman advises multiple accounts which own different capital structures of an issuer (e.g., bonds versus common stocks). This conflict may be more pronounced if such an issuer files for bankruptcy and Seligman participates in negotiations to restructure that issuer.

Employees of Seligman, including portfolio managers, may engage in personal trading, subject to Seligman’s Code of Ethics. In addition to the general conflicts noted above, personal trading by employees may create apparent or actual conflicts to the extent that one or more employees personally benefit or appear to benefit from subsequent trading by clients in similar securities.

Because portfolio managers of Seligman manage multiple client accounts, portfolio mangers may devote unequal time and attention to the portfolio management of client accounts.

Securities Ownership. As of December 31, 2006, Mr. Cunningham owned between $100,001 and $500,000 of the shares of the Fund. As of the same date, Messrs. Langlois, Miesenheimer, Mustaro, Pertusi and Rose, did not own any shares of the Fund.

Brokerage Allocation and Other Practices

Brokerage Transactions

Seligman will seek the most favorable price and execution in the purchase and sale of portfolio securities of the Fund. When two or more of the investment companies in the Seligman Group of Funds or other investment advisory clients of Seligman desire to buy or sell the same security at the same time, the securities purchased or sold are allocated by Seligman in a manner believed to be equitable to each. There may be possible advantages or disadvantages of such transactions with respect to price or the size of positions readily obtainable or saleable.

In over-the-counter markets, the Fund deals with responsible primary market makers unless a more favorable execution or price is believed to be obtainable. The Fund may buy securities from or sell securities to dealers acting as principal in accordance with applicable law.

Corporate bonds and other fixed-income securities are generally traded on the over-the-counter market on a “net” basis without a stated commission, through dealers acting for their own account and not as brokers. The Fund will engage in transactions with these dealers or deal directly with the issuer. Prices paid to dealers will generally include a “spread,” i.e., the difference between the prices at which a dealer is willing to purchase or to sell the security at that time.

For the years ended December 31, 2006, 2005 and 2004, the Fund paid total brokerage commissions to others for execution, research and statistical services in the amounts of $435,618, $191,165 and $102,743, respectively. The increase in commissions paid resulted from, among other factors, an increase in portfolio turnover.

Commissions

For the years ended December 31, 2006, 2005 and 2004, the Fund did not execute any portfolio transactions with, and therefore did not pay any commissions to, any broker affiliated with either the Fund, Seligman, or Seligman Advisors.

Brokerage Selection

Seligman selects broker-dealers with the goal of obtaining “best execution”. Seligman will consider a full range and quality of a broker-dealer’s services, such as price, market familiarity, reliability, integrity, commission rates, execution and settlement capabilities, ability to handle large orders, financial condition, technological infrastructure and operational capabilities, willingness to commit capital and the brokerage and research services provided or made available by the broker-dealer. These brokerage and research services, including supplemental investment research, analysis, and reports concerning issuers, industries, and securities, may be useful to Seligman in connection with its services to clients other than the Fund. The relative weighting given to any of the criteria mentioned above depends on a variety of factors including the nature of the transaction, the market on which a particular trade is being executed and the number of broker-dealers making a market in the security to be traded.

Although sales of investment company shares will not be considered in selecting broker-dealers to effect securities transactions, Seligman offers its services primarily through the broker-dealer selling networks and expects that nearly all broker-dealers that effect securities transactions for the investment companies of the Seligman Group of Funds will have a relationship with Seligman or its affiliates to distribute shares of the investment companies or other investment products offered by Seligman. Seligman ranks broker-dealers through an internal voting process which considers the services provided by broker-dealers excluding investment company or product sales by that broker-dealer.

In connection with any agency trades, Seligman determines the reasonableness of the commissions to be paid to a broker-dealer based upon the quality of the brokerage and research services provided, or arranged for, and as a result, may select a broker-dealer whose commission costs may be higher than another would have charged.

Seligman monitors and evaluates the performance and execution capabilities of broker-dealers through which it places orders and periodically reviews its policy with regard to negotiating commissions or mark-ups for the investment companies of the Seligman Group of Funds in light of current market conditions, statistical studies and other available information.

Regular Broker-Dealers

During the year ended December 31, 2006, the Fund acquired securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or of their parents. As of December 31, 2006, the Fund held securities of Merrill Lynch & Co. Incorporated, the parent company of Merrill Lynch, Pierce, Fenner & Smith, Incorporated, with an aggregate value of $335,160; held securities of Goldman Sachs Group, with an aggregate value of $1,250,089; held securities of Morgan Stanley, parent company of Morgan Stanley Group, with an aggregate value of $279,835; held securities of J.P. Morgan Chase & Co., with an aggregate value of $1,490,286; held securities of Lehman Brothers Holdings, with an aggregate value of $884,295; and held securities of Citigroup, with an aggregate value of $2,279,698.

Capital Stock and Other Securities

Capital Stock

The Fund is authorized to issue 500,000,000 shares of capital stock, each with a par value of $1.00, divided into five classes, designated Class A common stock, Class B common stock, Class C common stock, Class D common stock and Class R common stock. Each share of the Fund’s Class A, Class B, Class C, Class D and Class R common stock is equal as to earnings, assets, and voting privileges, except that each class bears its own separate distribution and, potentially, certain other class expenses and has exclusive voting rights with respect to any matter to which a separate vote of any class is required by the 1940 Act or applicable state law. The Fund has adopted a Plan (“Multiclass Plan”) pursuant to Rule 18f-3 under the 1940 Act permitting the issuance and sale of multiple classes of common stock. In accordance with the Fund’s Articles of Incorporation, the Board of Directors may authorize the creation of additional classes of common stock with such characteristics as are permitted by the Multiclass Plan and Rule 18f-3. The 1940 Act requires that where more than one class exists, each class must be preferred over all other classes in respect of assets specifically allocated to such class. All shares have noncumulative voting rights for the election of directors. Each outstanding share is fully paid and non-assessable, and each is freely transferable. There are no liquidation, conversion, or preemptive rights.

Other Securities

The Fund has no authorized securities other than common stock.

Purchase, Redemption, and Pricing of Shares

Purchase of Shares

Class A

Purchase Price. Class A shares may be purchased at a price equal to the next determined net asset value per share, plus an initial sales charge.

Employee and Family Members. Class A shares of the Fund may be issued without a sales charge and in amounts less than the investment minimums set forth in the Prospectus to present and former directors, trustees, officers, employees (and their respective family members) of the Fund, the other investment companies in the Seligman Group of Funds, and Seligman and its affiliates. Family members are defined to include lineal descendants and lineal ancestors, siblings (and their spouses and children) and any company or organization controlled by any of the foregoing. Such sales may also be made to employee benefit plans and thrift plans for such persons and to any investment advisory, custodial, trust or other fiduciary account managed or advised by Seligman or any affiliate. The sales may be made for investment purposes only, and shares may be resold only to the Fund. Class A shares may be sold at net asset value to these persons since such sales require less sales effort and lower sales related expenses as compared with sales to the general public.

If you are eligible to purchase Class A shares without a sales charge or qualify for volume discounts, you should inform your financial advisor, financial intermediary or SDC of such eligibility and be prepared to provide proof thereof.

Purchases of Class A shares by a “single person” (as defined below under “Persons Entitled to Reductions”) may be eligible for the following reductions in initial sales charges:

Discounts and Rights of Accumulation. Reduced sales charges will apply if the sum of (i) the current amount being invested by a “single person” in Class A shares of the Fund and in Class A shares of other Seligman mutual funds (excluding Class A shares of the Seligman Cash Management Fund, Inc.), (ii) the current net asset value of the Class A shares and Class B shares of other Seligman mutual funds already owned by the “single person” other than Seligman Cash Management Fund, Inc. (except as provided in (iii)) and (iii) the current net asset value of Class A shares of Seligman Cash Management Fund, Inc. which were acquired by a “single person” through an exchange of Class A shares of another Seligman mutual fund, exceeds the breakpoint discount thresholds for Class A shares described in the Prospectus (the “Breakpoint Discounts”).

The value of the shares contemplated by items (ii) and (iii) above (collectively, the “Prior Owned Shares”) will be taken into account only if SDC or the financial intermediary (if you are purchasing through a financial intermediary) is notified that there are holdings eligible for aggregation to meet the applicable Breakpoint Discount thresholds. If you are purchasing shares through a financial intermediary, you should consult with your intermediary to determine what information you will need to provide them in order to receive the Breakpoint Discounts to which you may be entitled. This information may include account records regarding shares eligible for aggregation that are held at any financial intermediary, as well as a social security or tax identification number. You may need to provide this information each time you purchase shares. In addition, certain financial intermediaries may prohibit you from aggregating investments in the Seligman Group if those investments are held in your accounts with a different intermediary or with SDC.

If you are dealing directly with SDC, you should provide SDC with account information for any shares eligible for aggregation. This information includes account records and a social security or tax identification number. You may need to provide this information each time you purchase shares.

Letter of Intent. A letter of intent allows you to purchase Class A shares over a 13-month period with the benefit of the Breakpoint Discounts discussed in the Prospectus, based on the total amount of Class A shares of the Fund that the letter states that you intend to purchase plus the current net asset value of the Prior Owned Shares. Reduced sales charges may be applied to purchases made within a 13-month period starting from the date of receipt from you of a letter of intent. In connection with such arrangement, a portion of the shares you initially purchase will be held in escrow to provide for any sales charges that might result if you fail to purchase the amount of shares contemplated by the letter of intent assuming your purchases would not otherwise be eligible for Breakpoint Discounts. These shares will be released upon completion of the purchases contemplated by the letter of intent. In the event you do not fulfill your obligations and the amount of any outstanding sales charge is greater than the value of the shares in escrow, you will be required to pay the difference. If the amount of the outstanding sales charge is less than the value of the shares in escrow, you will receive any shares remaining in escrow after shares with a value equal to the amount of the outstanding sales charge are redeemed by the transfer agent. This program also applies separately to Class C shares. Accordingly, with respect to a letter of intent to purchase Class C shares, no other share class will be aggregated with Class C shares. Please see the Class C sales charge schedule of Breakpoint Discounts in the Prospectus.

Persons Entitled To Reductions. Reductions in initial sales charges apply to purchases of Class A shares and, independently, Class C shares in an account held by a “single person.” Amounts invested in Class A shares and Class C shares will not be aggregated for purposes of determining eligibility for a Breakpoint Discount. A “single person” includes an individual; members of a family unit, comprising husband, wife and minor children; or a trustee or other fiduciary purchasing for a single fiduciary account. Employee benefit plans qualified under Section 401 of the Internal Revenue Code of 1986, as amended, organizations tax exempt under Section 501(c)(3) or (13) of the Internal Revenue Code, and non-qualified employee benefit plans that satisfy uniform criteria are also considered “single persons” for this purpose. The uniform criteria are as follows:

1. Employees must authorize the employer, if requested by the Fund, to receive in bulk and to distribute to each participant on a timely basis the Fund Prospectus, reports, and other shareholder communications.

2. Employees participating in a plan will be expected to make regular periodic investments (at least annually). A participant who fails to make such investments may be dropped from the plan by the employer or the Fund 12 months and 30 days after the last regular investment in his account. In such event, the dropped participant would lose the discount on share purchases to which the plan might then be entitled.

3. The employer must solicit its employees for participation in such an employee benefit plan or authorize and assist an investment dealer in making enrollment solicitations.

Eligible Employee Benefit Plans. The table of sales charges in the Prospectus applies to sales to “eligible employee benefit plans,” except that the Fund may sell shares at net asset value to “eligible employee benefit plans” which have at least (1) $500,000 invested in the Seligman Group of mutual funds or (2) 50 eligible employees to whom such plan is made available. “Eligible employee benefit plan” means any plan or arrangement, whether or not tax qualified, which provides for the purchase of Fund shares. Sales to eligible employee benefit plans are believed to require limited sales effort and sales-related expenses and therefore, are made at net asset value. However, Section 403(b) plans sponsored by public educational institutions are not eligible for net asset value purchases based on the aggregate investment made by the plan or number of eligible employees.

Sales to eligible employee benefit plans must be made in connection with a payroll deduction system of plan funding or other systems acceptable to SDC, the Fund's shareholder service agent. Contributions or account information for plan participation also should be transmitted to SDC by methods which it accepts. Additional information about “eligible employee benefit plans” is available from financial advisors or Seligman Advisors.

BISYS Plans. Plans that (i) own Class B shares of any Seligman mutual fund and (ii) participate in Seligman Growth 401(k) through BISYS's third-party administration platform may, with new contributions, purchase Class A shares at net asset value. Class A shares purchased at net asset value are subject to a CDSC of 1% on shares purchased within eighteen months prior to plan termination.

Further Types of Reductions. Class A shares may also be issued without an initial sales charge in the following instances:

(1)	to any registered unit investment trust which is the issuer of periodic payment plan certificates, the net proceeds of which are invested in Fund shares;

(2)	to separate accounts established and maintained by an insurance company which are exempt from registration under Section 3(c)(11) of the 1940 Act;

(3)	to registered representatives and employees (and their spouses and minor children) of any dealer or bank that has a sales agreement with Seligman Advisors;

(4)	to financial institution trust departments;

(5)	to registered investment advisers exercising discretionary investment authority with respect to the purchase of Fund shares;

(6)	to accounts of financial institutions or authorized dealers or investment advisors that charge account management fees, provided Seligman or one of its affiliates has entered into an agreement with respect to such accounts;

(7)	pursuant to sponsored arrangements with organizations which make recommendations to, or permit group solicitations of, its employees, members or participants in connection with the purchase of shares of the Fund;

(8)	to other investment companies in the Seligman Group in connection with a deferred fee arrangement for outside directors, or pursuant to a “fund of funds” arrangement;

(9)	to certain “eligible employee benefit plans” as discussed above;

(10)	to those partners and employees of outside counsel to the Fund or its directors or trustees who regularly provide advice and services to the Fund, to other funds managed by Seligman, or to their directors or trustees;

(11)	in connection with sales pursuant to a retirement plan alliance program which has a written agreement with Seligman Advisors; and;

(12)	to participants in retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in Section 401(a), 401(k), 403(b), or 457 of the Internal Revenue Code and “rabbi trusts”, for which Charles Schwab & Co., Inc. or an affiliate acts as broker-dealer, trustee, or recordkeeper.

CDSC Applicable to Class A Shares. Class A shares purchased without an initial sales charge due to a purchase of $1,000,000 or more, alone or through a volume discount, Right of Accumulation or letter of intent, are subject to a CDSC of 1% on redemptions of such shares within eighteen months of purchase. Employee benefit plans eligible for net asset value sales may be subject to a CDSC of 1% for terminations at the plan level only, on redemptions of shares purchased within eighteen months prior to plan termination, except that any such plan that is or was a separate account client of Seligman at the time of initial investment in a Seligman mutual fund (or within the prior 30 days) will not be subject to a CDSC on redemption of any shares. Other available reductions will not be subject to a 1% CDSC. The 1% CDSC will be waived on shares that were purchased through Morgan Stanley Dean Witter & Co. by certain Chilean institutional investors (i.e., pension plans, insurance companies, and mutual funds). Upon redemption of such shares within an eighteen-month period, Morgan Stanley Dean Witter will reimburse Seligman Advisors a pro rata portion of the fee it received from Seligman Advisors at the time of sale of such shares.

See “CDSC Waivers” below for other waivers which may be applicable to Class A shares.

Class B

Class B shares may be purchased at a price equal to the next determined net asset value, without an initial sales charge. However, Class B shares are subject to a CDSC if the shares are redeemed within six years of purchase at rates set forth in the table below, charged as a percentage of the current net asset value or the original purchase price, whichever is less.

Years Since Purchase	CDSC
Less than 1 year	5%
1 year or more but less than 2 years	4%
2 years or more but less than 3 years	3%
3 years or more but less than 4 years	3%
4 years or more but less than 5 years	2%
5 years or more but less than 6 years	1%
6 years or more	0%

Approximately eight years after purchase, Class B shares will convert automatically to Class A shares. Shares purchased through reinvestment of dividends and distributions on Class B shares also will convert automatically to Class A shares along with the underlying shares on which they were earned.

Conversion occurs during the month which precedes the eighth anniversary of the purchase date. If Class B shares of the Fund are exchanged for Class B shares of another Seligman mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period of the shares exchanged will be tacked onto the holding period of the shares acquired. Class B shareholders of the Fund exercising the exchange privilege will continue to be subject to the Fund’s CDSC schedule if such schedule is higher or longer than the CDSC schedule relating to the new Class B shares. In addition, Class B shares of the Fund acquired by exchange will be subject to the Fund’s CDSC schedule if such schedule is higher or longer than the CDSC schedule relating to the Class B shares of the Seligman mutual fund from which the exchange has been made.

Class C

Class C shares may be purchased at a price equal to the next determined net asset value, plus an initial sales charge. No sales charge shall be payable by any person purchasing Class C shares through Level Load Intermediaries (as defined below). In addition, in connection with the purchase of Class C shares by a “single person” (as described above), investors may be eligible for the reductions in initial sales charges similar to the reductions described above for Class A shares, except that for purposes of determining eligibility for a Breakpoint Discount under a Right of Accumulation or letter of intent in respect of Class C shares, no other shares class will be aggregated with Class C shares. Class C shares are subject to a CDSC of 1% if the shares are redeemed within eighteen months of purchase (twelve months for Class C shares purchased through Level Load Intermediaries described below), charged as a percentage of the current net asset value or the original purchase price, whichever is less. Unlike Class B shares, Class C shares do not convert to Class A shares.

Level Load Intermediaries are those financial intermediaries who offer Class C Shares without any initial front-end sales charge. At the current time, the Level Load Intermediaries are as follows: A.G. Edwards & Sons, Advest, Inc., Bear, Stearns & Co. Inc., Citigroup Global Markets, Inc., D.A. Davidson & Co., First Clearing, LLC, GPC Securities, Inc., INVEST Financial Corporation, Investment Centers of America, Inc., Janney Montgomery Scott, LLC, KCD Financial, Inc., Lieblong & Associates, Inc., Linsco/Private Ledger Corporation, McDonald Investments, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Keegan & Company, Inc., Morgan Stanley DW Inc., National Planning Corporation, National Planning Holdings, Inc., Piper Jaffray & Co., Raymond James & Associates, Inc., Raymond James Financial Services, Inc., RBC Dain Rauscher Inc., Ryan Beck & Co., SII Investments, Inc., UBS Financial Services, Inc., Wachovia Securities Financial Network, LLC and Wachovia Securities, LLC. From time to time, otherLevel Load Intermediaries may be added.

Class D

Class D shares may be purchased at a price equal to the next determined net asset value, without an initial sales charge. However, Class D shares are subject to a CDSC of 1% if the shares are redeemed within one year of purchase, charged as a percentage of the current net asset value or the original purchase price, whichever is less. Unlike Class B shares, Class D shares do not convert to Class A shares.

Class R

Class R shares may be purchased at a price equal to the next determined net asset value, without an initial sales charge. However, Class R shares are subject to a CDSC of 1% if the shares are redeemed within one year of the plan’s initial purchase of Class R shares, charged as a percentage of the current net asset value or the original purchase price, whichever is less. Unlike Class B shares, Class R shares do not convert to Class A shares.

Systematic Withdrawals. Class B, Class C, Class D and Class R shareholders who reinvest both their dividends and capital gain distributions to purchase additional shares of the Fund may use the Systematic Withdrawal Plan to withdraw up to 12%, 10%, 10% and 10%, respectively, of the value of their accounts per year without the imposition of a CDSC. Account value is determined as of the date the systematic withdrawals begin.

CDSC Waivers. The CDSC on Class B, Class D and Class R shares (and certain Class A shares, as discussed above) will be waived or reduced in the following instances:

(1)	on redemptions following the death or disability (as defined in Section 72(m)(7) of the Internal Revenue Code) of a shareholder or beneficial owner;

(2)

in connection with (1) distributions from retirement plans qualified under Section 401(a) of the Internal Revenue Code when such redemptions are necessary to make distributions to plan participants (such payments include, but are not limited to, death, disability, loans, retirement, or separation of service), (2) distributions from a custodial account under Section 403(b)(7) of the Internal Revenue Code or an IRA due to death, disability, or minimum distribution requirements after attainment of age 70 1/2 or, for accounts established prior to January 1, 1998, attainment of age 59 1/2, and (3) a tax-free return of an excess contribution to an IRA;

(3)	in whole or in part, in connection with shares sold to current and retired Directors of the Fund;

(4)	in whole or in part, in connection with shares sold to any state, county, or city or any instrumentality, department, authority, or agency thereof, which is prohibited by applicable investment laws from paying a sales load or commission in connection with the purchase of any registered investment management company;

(5)	in whole or in part, in connection with systematic withdrawals;

(6)	in connection with participation in the Merrill Lynch Small Market 401(k) Program or retirement programs administered or serviced by the Princeton Retirement Group;

(7)	on incidental redemptions to cover administrative expenses (such expenses include, but are not limited to, trustee fees, wire fees or courier fees) not to exceed $25.00 per occurrence;

(8)	on redemptions of shares initially purchased by an eligible employee benefit plan that are not in connection with a plan-level termination; and

(9)	on any redemption of Class A shares that are purchased by an eligible employee benefit plan that is a separate account client of Seligman at the time of initial investment (or within the prior 30 days) in a Seligman mutual fund.

If, with respect to a redemption of any Class A, Class B, Class C, Class D or Class R shares sold by a dealer, the CDSC is waived because the redemption qualifies for a waiver as set forth above, the dealer shall remit to Seligman Advisors promptly upon notice, an amount equal to the payment or a portion of the payment made by Seligman Advisors at the time of sale of such shares.

Class I

Class I shares may be purchased at a price equal to the next determined net asset value. Class I shares are not subject to any initial or contingent deferred sales charges or distribution expense. This Class, however, is only offered to certain types of investors. Persons who are eligible to purchase Class I shares of the Fund are described in the Prospectus for the Class I shares. Unlike Class B shares, Class I shares do not convert to Class A shares.

Payment in Securities. In addition to cash, the Fund may accept securities in payment for Fund shares sold at the applicable public offering price (net asset value and, if applicable, any sales charge). Generally, the Fund will only consider accepting securities (l) to increase its holdings in a portfolio security, or (2) if Seligman determines that the offered securities are a suitable investment for the Fund and in a sufficient amount for efficient management.

Although no minimum has been established, it is expected that the Fund would not accept securities with a value of less than $100,000 per issue in payment for shares. The Fund may reject in whole or in part offers to pay for Fund shares with securities, may require partial payment in cash for applicable sales charges, and may discontinue accepting securities as payment for Fund shares at any time without notice. The Fund will not accept restricted securities in payment for shares. The Fund will value accepted securities in the manner provided for valuing portfolio securities of the Fund. Any securities accepted by the Fund in payment for the Fund’s shares will have an active and substantial market and have a value which is readily ascertainable.

Fund Reorganizations

Class A shares and Class C shares may be issued without an initial sales charge in connection with the acquisition of cash and securities owned by other investment companies. Any CDSC will be waived in connection with the redemption of shares of the Fund if the Fund is combined with another Seligman mutual fund, or in connection with a similar reorganization transaction.

Offering Price

When you buy or sell Fund shares, you do so at the Class’s net asset value (“NAV”) next calculated after Seligman Advisors accepts your request. However, in some cases, the Fund has authorized certain financial intermediaries (and other persons designated by such financial intermediaries) to receive purchase and redemption orders on behalf of the Fund. In such instances, customer orders will be priced at the Class’s NAV next calculated after the authorized financial intermediary (or other persons designated by such financial intermediary) receives the request. Any applicable sales charge will be added to the purchase price for Class A shares and Class C shares.

NAV per share of each class of the Fund is determined as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally, 4:00 p.m. Eastern time), on each day that the NYSE is open for business. The NYSE is currently closed on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. NAV per share for a class is computed by dividing such class’s share of the value of the net assets of the Fund (i.e., the value of its assets less liabilities) by the total number of outstanding shares of such class. All expenses of the Fund, including the management fee, are accrued daily and taken into account for the purpose of determining NAV. The NAV of Class B, Class C, Class D and Class R shares will generally be lower than the NAV of Class A shares as a result of the higher 12b-1 fees with respect to such shares, which, in turn, will be lower than the NAV of Class I shares, which have no 12b-1 fees and which may have lower expenses.

Generally, portfolio securities, including open short positions and options written, are valued at the last sales price on the securities exchange or securities market on which such securities primarily are traded. Securities traded on an over-the-counter market are valued at the last sales price on the primary exchange or market on which they are traded. Investments in US Government and Government agency securities, bonds and asset-backed securities traded on an exchange are valued at the last sales price on the primary exchange or market on which they are traded. Securities not listed on an exchange or security market are valued by independent pricing services based on bid prices which consider such factors as coupons, maturities, credit ratings, liquidity, specific terms and features, and the US Treasury yield curve or are valued by Seligman based on quotations provided by primary market makers in such securities. Equity securities not listed on an exchange or security market, or equity securities for which there is no last sales price, are valued at the mean of the most recent bid and asked prices or are valued by Seligman based on quotations provided by primary market makers in such securities. Securities for which market quotations are not readily available (or are otherwise no longer valid or reliable) are valued at fair value determined in accordance with procedures approved by the Fund’s Board of Directors. These fair value procedures may be used to determine the value of a security in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts, and extreme market volatility. Foreign currency exchange rates are also generally determined in accordance with procedures approved by the Fund’s Board of Directors. Short-term obligations with 60 days or less remaining to maturity are generally valued at amortized cost. Short-term obligations with more than 60 days remaining to maturity will be valued at current market value until the sixtieth day prior to maturity, and will then be valued on an amortized cost basis based on the value on such date unless the Board determines that this amortized cost value does not represent fair market value. Premiums received on the sale of call options will be included in the net asset value, and the current market value of the options sold by each Fund will be subtracted from its net asset value.

For purposes of determining the net asset value per share of the Fund, all assets and liabilities initially expressed in foreign currencies will be converted into US dollars on the basis of a pricing service that takes into account the quotes provided by a number of major banks.

Specimen Price Make-Up

Under the current distribution arrangements between the Fund and Seligman Advisors, Class A shares and Class C shares are sold with a maximum initial sales charge of 4.75% and 1.00%(1), respectively, and Class B, Class D, Class I and Class R shares are sold at NAV(2). Using each Class’s NAV at December 31, 2006, the maximum offering price of the Fund’s shares is as follows:

Class A
Net asset value per share	$14.15
Maximum initial sales charge (4.75% of offering price)	0.71
Offering price to public	$14.86
Class B
Net asset value and offering price per share(2)	$14.08
Class C
Net asset value per share	$14.07
Maximum initial sales charge (1.00% of offering price(1))	0.14
Offering price to public	$14.21
Class D
Net asset value and offering price per share(2)	$14.07
Class I
Net asset value and offering price per share	$14.24
Class R
Net asset value and offering price per share(2)	$14.18

______________

(1)

In addition to the front-end sales charge of 1.00% applicable to Class C shares (other than those sold through Level Load Intermediaries) such shares are subject to a 1% CDSC if you redeem your shares within 18 months of purchase (12 months in the case of investors who purchase Class C shares through Level Load Intermediaries). Level Load Intermediaries are discussed under “Purchase, Redemption, and Pricing of Shares.”

(2)

Class B shares are subject to a CDSC declining from 5% in the first year after purchase to 0% after six years. Class D shares are subject to a 1% CDSC if you redeem your shares within one year of purchase. Class R shares are subject to a 1% CDSC on shares redeemed within 1 year of a retirement plan’s initial purchase.

Redemption in Kind

The procedures for selling Fund shares under ordinary circumstances are set forth in the Prospectuses. In unusual circumstances, payment may be postponed, or the right of redemption postponed for more than seven days, if (i) the orderly liquidation of portfolio securities is prevented by the closing of, or restricted trading on, the NYSE; (ii) during periods of emergency which make the disposal by the Fund of its shares impracticable or its is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (iii) or such other periods as ordered by the SEC for the protection of the Fund's shareholders. Under these circumstances, redemption proceeds may be made in securities (i.e., a redemption in kind). In addition, under certain circumstances, where, among other factors, the Fund’s Board of Directors determines that the best interests of the Fund will be served, the Fund may satisfy a redemption by means of an in-kind distribution of Fund portfolio securities. If payment is made in securities, a shareholder may incur brokerage expenses in converting these securities to cash.

Anti-Money Laundering

As part of the Fund’s responsibility for the prevention of money laundering, you may be required by the Fund, Seligman or their respective service providers to provide additional information, including information needed to verify the source of funds used to purchase shares and your identity or the identity of any underlying beneficial owners of your shares. In the event of delay or failure by you to produce any requested information, the Fund or its service providers may refuse to accept a subscription or, to the extent permitted or required by applicable law, cause a complete redemption of your shares from the Fund. The Fund, by written notice to you, may suspend payment to you of any proceeds or distributions if the Fund or its service providers reasonably deem it necessary to do so in order to comply with applicable laws and regulations, including any anti-money laundering laws and regulations applicable to the Fund, Seligman or their respective service providers.

Arrangements Permitting Frequent Trading of Fund Shares

The Fund has no arrangements with any person to permit frequent trading of Fund shares.

Taxation of the Fund

The Fund is qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. For each year so qualified, the Fund will not be subject to federal income taxes on its investment company taxable income and net capital gains, if any, realized during any taxable year, which it distributes to its shareholders, provided that at least 90% of its investment company taxable income (which includes net short-term capital gains) are distributed to shareholders each year.

Qualification does not, of course, involve governmental supervision of management or investment practices or policies. Investors should consult their own counsel for a complete understanding of the requirements the Fund must meet to qualify for such treatment. The information set forth in the Prospectuses and the following discussion relate solely to the US federal income taxes on dividends and distributions by the Fund and assumes that the Fund qualifies as a regulated investment company.

The Fund is treated as a separate corporation for federal income tax purposes. As a result, determinations of net ordinary income, dividends and net long-term and short-term capital gains and losses will be made separately for the Fund.

Dividends from net investment income (other than “qualified dividend income”) and distributions from the excess of net short-term capital gains over net long-term capital losses are taxable as ordinary income to shareholders, whether received in cash or reinvested in additional shares. Effective for taxable years after December 31, 2002 through December 31, 2010, qualified dividend income will be taxed at a reduced rate to individuals of generally 15% (5% for individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., generally foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). To the extent designated as derived from the Fund’s dividend income that would be eligible for the dividends received deduction if the Fund were not a regulated investment company, distributions are eligible, subject to certain restrictions, for the 70% dividends received deduction for corporations. To the extent designated as “qualified dividend income”, distributions are generally eligible for the reduced tax rate applicable to such “qualified dividend income”.

Distributions of net capital gains (i.e., the excess of net long-term capital gains over any net short-term losses) are taxable as long-term capital gain, whether received in cash or invested in additional shares, regardless of how long the shares have been held by a shareholder. Individual shareholders will be subject to federal income tax on distributions of net capital gains at a maximum rate of 15% if designated as derived from the Fund’s capital gains from property held for more than one year and realized before January 1, 2011. Net capital gain of a corporate shareholder is taxed at the same rate as ordinary income. Such distributions are not eligible for the dividends received deduction allowed to corporate shareholders. Shareholders receiving distributions in the form of additional shares issued by the Fund will generally be treated for federal income tax purposes as having received a distribution in an amount equal to the cash that could have been elected to be received instead of the additional shares.

At December 31, 2006, the Fund had a net capital loss carryforward for federal income tax purposes of $10,255,935, which is available for offset against future taxable net capital gains, expiring in 2010. The amount was determined after adjustments for certain differences between financial reporting and tax purposes, such as wash sale losses. Accordingly, no capital gain distributions are expected to be paid to shareholders of the Fund until net capital gains have been realized in excess of the available capital loss carryforward. During the year ended December 31, 2006, the Fund utilized $7,246,398 or prior years’ capital loss carryforwards to offset current year’s net capital gains.

Dividends declared in October, November or December, payable to shareholders of record on a specified date in such a month and paid in the following January will be treated as having been paid by the Fund and received by each shareholder in December. Under this rule, therefore, shareholders may be taxed in one year on dividends or distributions actually received in January of the following year.

Any gain or loss realized upon a sale or redemption of shares in the Fund by a shareholder who is not a dealer in securities will generally be treated as a long-term capital gain or loss if the shares have been held for more than one year and otherwise as a short-term capital gain or loss. Individual shareholders will be subject to federal income tax on net capital gains at a maximum rate of 15% in respect of shares held for more than one year and disposed of before January 1, 2011. Net capital gain of a corporate shareholder is taxed at the same rate as ordinary income. However, if shares on which a long-term capital gain distribution has been received are subsequently sold or redeemed and such shares have been held for six months or less (after taking into account certain hedging transactions), any loss realized will be treated as a long-term capital loss to the extent that it offsets the long-term capital gain distribution. In addition, no loss will be allowed on the sale or other disposition of shares of the Fund if, within a period beginning 30 days before the date of such sale or disposition and ending 30 days after such date, the holder acquires (including shares acquired through dividend reinvestment) securities that are substantially identical to the shares of the Fund.

In determining gain or loss on shares of the Fund that are sold or exchanged within 90 days after acquisition, a shareholder generally will not be permitted to include in the tax basis attributable to such shares the sales charge incurred in acquiring such shares to the extent of any subsequent reduction of the sales charge by reason of the exchange or reinstatement options offered by the Fund. Any sales charge not taken into account in determining the tax basis of shares sold or exchanged within 90 days after acquisition will be added to the shareholder’s tax basis in the shares acquired pursuant to the exchange or reinstatement options.

The Fund is subject to a 4% nondeductible excise tax on the under-distribution of amounts required to be paid pursuant to a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund’s ordinary income for the calendar year, at least 98% of its net capital gain income realized during the one-year period ending on October 31 during such year, and all ordinary income and net capital gain income for prior years that was not previously distributed. The Fund intends to make sufficient distributions or deemed distributions of its ordinary income and net capital gain income prior to the end of each calendar year to avoid liability for the excise tax.

Unless a shareholder includes a certified taxpayer identification number (social security number for individuals) on the account application and certifies that the shareholder is not subject to backup withholding, the Fund is required to withhold and remit to the US Treasury a portion of distributions and other reportable payments to the shareholder. Shareholders should be aware that, under regulations promulgated by the Internal Revenue Service, the Fund may be fined on an annual basis for each account for which a certified taxpayer identification number (social security number for individuals) is not provided. In the event that such a fine is imposed, the Fund may charge a service fee equal to such fine that may be deducted from the shareholder’s account and offset against any undistributed dividends and capital gain distributions. The Fund also reserves the right to close any account which does not have a certified taxpayer identification number or social security number, as applicable.

Shareholders are urged to consult their tax advisors concerning the effect of federal income taxes in their individual circumstances.

Underwriters

Distribution of Securities

The Fund and Seligman Advisors are parties to a Distributing Agreement dated January 1, 1993 under which Seligman Advisors acts as the exclusive agent for distribution of shares of the Fund. Seligman Advisors accepts orders for the purchase of Fund shares, which are offered continuously. As general distributor of the Fund’s capital stock, Seligman Advisors allows reallowances to all dealers on sales of Class A shares and Class C shares, as set forth above under “Dealer Reallowances.” Seligman Advisors retains the balance of sales charges and any CDSCs paid by investors.

Total initial sales charges paid by shareholders of Class A shares of the Fund for the years ended December 31, 2006, 2005 and 2004 amounted to $13,691, $19,450 and $22,905, respectively, of which $1,956, $2,299 and $2,729, respectively, was retained by Seligman Advisors. Total initial sales charges paid by shareholders of Class C shares of the Fund for the year ended December 31, 2006, 2005 and 2004, amounted to $873, $2,401 and $5,230, respectively, none of which was retained by Seligman Advisors.

Compensation

Seligman Advisors, which is an affiliated person of Seligman, which is an affiliated person of the Fund, received the following commissions and other compensation from the Fund during the year December 31, 2006:

Net Underwriting Discounts and Commissions (Class A and Class C Sales Charges Retained)	Compensation on Redemptions and Repurchases (CDSC on Class A, Class C, Class D and Class R Shares Retained)(1)	Brokerage Commissions	Other Compensation(2)
$13,691	$952	$-0-	$4,980

(1)	Seligman Advisors has sold its rights to collect a substantial portion of the distribution fees paid by the Fund in respect of Class B shares and any CDSC imposed on redemptions of Class B shares to the Purchasers in connection with an arrangement discussed above under “Rule 12b-1 Plan.”

(2)	During the year ended December 31, 2006, Seligman Advisors received distribution and service fees in respect of Class B, Class C, Class D and Class R shares pursuant to the Fund’s Rule 12b-1 Plan. These amounts and the arrangements pursuant to which such compensation is paid are detailed above under the discussion “Rule 12b-1 Plan.”

Other Payments

Seligman Advisors pays authorized dealers and investment advisors, from its own resources, a fee on purchases of Class A shares of the Seligman mutual funds (other than Seligman TargetHorizon ETF Portfolios, Inc. and Seligman Cash Management Fund, Inc.) of $1,000,000 or more (“NAV sales”), calculated as follows: 1.00% of NAV sales up to but not including $2 million; 0.80% of NAV sales from $2 million up to but not including $3 million; 0.50% of NAV sales from $3 million up to but not including $5 million; and 0.25% of NAV sales from $5 million and above. With respect to purchases of Class A shares of the funds of Seligman TargetHorizon ETF Portfolios, Inc., Seligman Advisors shall pay authorized dealers or investment advisors 0.25% on NAV sales attributable to such funds. Class A shares representing only an initial purchase of Seligman Cash Management Fund, Inc. are not eligible for the fees described above. Such shares will become eligible for the applicable fee described above once they are exchanged for Class A shares of another Seligman mutual fund. The calculation of the fee will be based on assets held by a “single person,” including an individual, members of a family unit comprising husband, wife and minor children purchasing securities for their own account, or a trustee or other fiduciary purchasing for a single fiduciary account or single trust. Purchases made by a trustee or other fiduciary for a fiduciary account may not be aggregated with purchases made on behalf of any other fiduciary or individual account.

Seligman Advisors also pays authorized dealers or investment advisors, from its own resources, a fee on assets of certain investments in Class A shares of the Seligman mutual funds participating in an “eligible employee benefit plan” that are attributable to the particular authorized dealer or investment advisor. The shares eligible for the applicable fee described below are those on which an initial sales charge was not paid because either the participating eligible employee benefit plan has at least (1) $500,000 invested in the Seligman mutual funds or (2) 50 eligible employees to whom such plan is made available. Class A shares representing only an initial purchase of Seligman Cash Management Fund, Inc. are not eligible for the fees as described below. Such shares will become eligible for the applicable fee described below once they are exchanged for Class A shares of another Seligman mutual fund. The payment is based on cumulative sales for each plan during a single calendar year, or portion thereof. The payment schedule, for each calendar year, in respect of the Seligman mutual funds (other than Seligman TargetHorizon ETF Portfolios, Inc. and Seligman Cash Management Fund, Inc.) is as follows: 1.00% of sales up to but not including $2 million; 0.80% of sales from $2 million up to but not including $3 million; 0.50% of sales from $3 million up to but not including $5 million; and 0.25% of sales from $5 million and above. The payment schedule, for each calendar year, in respect of the funds of Seligman TargetHorizon ETF Portfolios, Inc. is 0.25% of sales. The fees in this paragraph and the preceding paragraph are not duplicative (i.e., the fee is paid on time to authorized dealers or investment advisors for each purchase of Class A shares of $1,000,000 or more participating in an eligible employee benefit plan).

With respect to the fees described in the two preceding paragraphs, no fees shall be payable on any assets invested in the Fund by an eligible employee benefit plan that is a separate account client of Seligman at the time of initial investment (or within the prior 30 days) in the Fund.

Seligman and Seligman Advisors may make cash and non-cash payments to banks, broker-dealers, insurance companies, financial planning firms, third party administrators and other financial intermediaries (collectively, “Financial Intermediaries”), subject to Seligman’s and Seligman Advisors’ respective internal policies and procedures.

Seligman Advisors provides Financial Intermediaries with sales literature and advertising materials relating to the registered investment companies advised by Seligman (the “Seligman Funds”). Seligman Advisors also shares expenses with Financial Intermediaries for costs incurred in hosting seminars for employees and clients of Financial Intermediaries, subject to Seligman Advisors’ internal policies and procedures governing payments for such seminars. These seminars may take place at Seligman Advisors’ headquarters or other appropriate locations and may include reimbursement of travel expenses (i.e., transportation, lodging and meals) of employees of Financial Intermediaries in connection with training and education seminars. Subject to Seligman Advisors’ internal policies and procedures, Seligman Advisors may provide any or all of the following to employees of Financial Intermediaries and their guest(s): (i) an occasional meal, a sporting event or theater ticket or other comparable entertainment; (ii) gifts of less than $100 per person per year; and/or (iii) Seligman Advisors’ promotional items of nominal value (golf balls, shirts, etc.).

In addition, Financial Intermediaries may have omnibus accounts and similar arrangements with SDC and may be paid by SDC for providing sub-transfer agency and other services. Such expenses paid by SDC are included in the annual operating expenses set forth in the Prospectuses.

Seligman and/or Seligman Advisors have revenue sharing arrangements with certain Financial Intermediaries. Payments to these Financial Intermediaries are usually structured in any of three ways or a combination thereof: (i) as a percentage of gross sales; (ii) as a percentage of net assets attributable to the Financial Intermediary; or (iii) a fixed dollar amount.

The foregoing payments (which may take the form of expense reimbursements) by Seligman, Seligman Advisors and/or SDC may be made for shareholder servicing, promotion of Seligman Funds and other services provided by Seligman, such as advisory services to managed accounts, marketing support and/or access to sales meetings, sales representatives and management representatives of the Financial Intermediaries. These payments are in addition to the 12b-1 fees and sales loads borne by shareholders, as well as the finders’ fees and loads paid by Seligman Advisors, as set forth in the Prospectuses or otherwise described above. Such payments may result in, or be necessary for, the inclusion of the Seligman Funds on a sales list, including a preferred or select sales list, in various sales programs. Receipt by Financial Intermediaries of the foregoing payments or services could create an incentive for the Financial Intermediaries to offer a Seligman Fund in lieu of other mutual funds where such payments or services are not provided. Shareholders should consult their Financial Intermediaries for further information.

Calculation of Performance Data

The Fund may quote performance data in various ways. All performance information supplied by the Fund in advertising is historical and past performance is not indicative of future investment results. The rate of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost.

Performance Calculations

Performance quoted in advertising reflects any change in price per share, assumes the reinvestment of dividends and capital gain distributions, if any, and may or may not include the effect of a Class’s maximum initial sales charge and/or CDSC, as applicable. Such performance may be quoted as a percentage or as a dollar amount, may be calculated over any time period and may be presented in a table, graph or similar illustration. Excluding applicable sales charges from a performance calculation produces a higher performance figure than if such sales charges were included in the calculation.

Average annual total returns are calculated by determining the growth or decline in the value of a hypothetical $1,000 investment in the Fund over a stated period, and then calculating the annual rate required for this hypothetical investment to grow to the amount that would have been received upon a redemption at the end of such period (i.e., the average annual compound rate of return).

Cumulative total returns reflect the simple change in the value of a hypothetical investment in the Fund over a stated period. The cumulative total return for each Class of shares of the Fund shown below is calculated by assuming a hypothetical initial investment of $1,000 at the beginning of the period specified; subtracting the maximum initial sales charge for Class A and Class C shares; determining the total value of all dividends and distributions that would have been paid during the period on such shares assuming that each dividend or distribution, if any, was reinvested in additional shares at net asset value; calculating the total value of the investment at the end of the period; subtracting the CDSC on Class B, Class C, Class D shares and Class R shares, if applicable; and finally, by dividing the difference between the amount of the hypothetical initial investment at the beginning of the period and its total value at the end of the period by the amount of the hypothetical initial investment.

No adjustments have been made for any income taxes payable by investors on dividends invested or gain distributions taken in shares or on the redemption of shares.

Historical Investment Results

For the fiscal year ended December 31, 2006, Seligman, at its discretion, voluntarily reimbursed certain expenses of the Fund’s Class I shares. Absent such reimbursement, returns for Class I shares that include this period would have been lower.

Class A

The average annual total returns for the Fund’s Class A shares for the one-, five-, and ten-year periods ended December 31, 2006, were 10.31%, 4.30% and 3.28%, respectively. These returns were computed by assuming a hypothetical initial payment of $1,000 in Class A shares of the Fund, subtracting the maximum initial sales charge of 4.75% of the public offering price and assuming that all of the dividends and capital gain distributions paid by the Fund’s Class A shares, if any, were reinvested over the relevant time periods. It was then assumed that at the end of the one-, five- and ten-year period, the entire amount was redeemed. The average annual total return was then calculated by calculating the annual rate required for the initial payment to grow to the amount which would have been received upon such redemption (i.e., the average annual compound rate of return).

The cumulative total return for Class A shares of the Fund for the ten-year period ended December 31, 2006 was 38.11%. Thus, a $1,000 investment in Class A shares made on December 31, 1996 had a value on December 31, 2006 of $1,381.

Class B

The average annual total returns for the Fund’s Class B shares for the one-, five- and ten-year periods ended December 31, 2006, were 10.01%, 4.20% and 3.18%, respectively. These returns were computed by assuming a hypothetical initial payment of $1,000 in Class B shares of the Fund and assuming that all of the dividends and capital gain distributions paid by the Fund’s Class B shares, if any, were reinvested over the relevant time periods. The ten-year return reflects automatic conversion to Class A shares approximately eight years after the purchase date. It was then assumed that at the end of the one-, five- and ten-year periods, the entire amount was redeemed, subtracting the applicable CDSC. The average annual total return was then calculated by calculating the annual rate required for the initial payment to grow to the amount which would have been received upon such redemption (i.e., the average annual compound rate of return).

The cumulative total return for Class B shares of the Fund for the ten-year period ended December 31, 2006 was 34.43%. Thus, a $1,000 investment in Class B shares on December 31, 1996 had a value on December 31, 2006 of $1,344.

Class C

The average annual total returns for the Fund’s Class C shares for the one- and five-year periods ended December 31, 2006 and for the period from May 27, 1999 (commencement of offering of Class C shares) through December 31, 2006, were 12.86%, 4.31% and 1.37%, respectively. These returns were computed by assuming a hypothetical initial payment of $1,000 in Class C shares of the Fund, subtracting the maximum initial sales charge of 1.00% of the public offering price and assuming that all of the dividends and capital gain distributions paid by the Fund’s Class C shares, if any, were reinvested over the relevant time periods. It was then assumed that at the end of the one- and five-year periods and the period since inception, the entire amount was redeemed, subtracting the 1% CDSC, if applicable. The average annual total return was then calculated by calculating the annual rate required for the initial payment to grow to the amount which would have been received upon such redemption (i.e., the average annual compound rate of return).

The cumulative total return for Class C shares of the Fund from the period May 27, 1999 (commencement of offering of Class C shares) through December 31, 2006 was 10.90%. Thus, a $1,000 investment in Class C shares made on May 27, 1999 had a value on December 31, 2006 of $1,109.

Class D

The average annual total returns for the Fund’s Class D shares for the one-, five- and ten-year periods ended December 31, 2006, were 13.93%, 4.52% and 3.00%, respectively. These returns were computed by assuming a hypothetical initial payment of $1,000 in Class D shares of the Fund and assuming that all of the dividends and capital gain distributions paid by the Fund’s Class D shares, if any, were reinvested over the relevant time periods. It was then assumed that at the end of the one-, five- and ten-year periods, the entire amount was redeemed, subtracting the 1% CDSC, if applicable. The average annual total return was then calculated by calculating the annual rate required for the initial payment to grow to the amount which would have been received upon such redemption (i.e., the average annual compound rate of return).

The cumulative total return for Class D shares of the Fund for the ten-year period ended December 31, 2006 was 34.33%. Thus, a $1,000 investment in Class D shares made on December 31, 1996 had a value on December 31, 2006 of $1,343.

Class I

The average annual total returns for the Fund’s Class I shares for the one-year period ended December 31, 2006 and for the period from April 30, 2003 (commencement of offering of Class I shares) through December 31, 2006 were 15.88% and 10.23%, respectively. These returns were computed by assuming a hypothetical initial payment of $1,000 in Class I shares of the Fund and assuming that all of the dividends and capital gain distributions paid by the Fund’s Class I shares, if any, were reinvested over the relevant time periods. It was then assumed that at the end of the one-year period and the period since inception, the entire amount was redeemed. The average annual total return was then calculated by calculating the annual rate required for the initial payment to grow to the amount which would have been received upon such redemption (i.e., the average annual compound rate of return).

The cumulative total return for Class I shares of the Fund for the period April 30, 2003 (commencement of offering of Class I shares) through December 31, 2006 was 43.03%. Thus, a $1,000 investment in Class I shares of the Fund made on April 30, 2003 had a value on December 31, 2006 of $1,430.

Class R

The average annual total returns for the Fund’s Class R shares for the one-year period ended December 31, 2006, and for the period from April 30, 2003 (commencement of offering of Class R shares) through December 31, 2006 were 14.73% and 9.94%, respectively. These returns were computed by assuming a hypothetical initial payment of $1,000 in Class R shares of the Fund and assuming that all of the dividends and capital gain distributions paid by the Fund’s Class R shares, if any, were reinvested over the relevant time periods. It was then assumed that at the end of the one-year period and the period since inception, the entire amount was redeemed, subtracting the 1% CDSC, if applicable. The average annual total return was then calculated by calculating the annual rate required for the initial payment to grow to the amount which would have been received upon such redemption (i.e., the average annual compound rate of return).

The cumulative total returns for Class R shares of the Fund for the period April 30, 2003 (commencement of offering of Class R shares) through December 31, 2006 was 41.65%. Thus, a $1,000 investment in Class R shares of the Fund made on April 30, 2003 had a value on December 31, 2006 of $1,416.

Financial Statements

The Fund’s Annual Report to shareholders for the year ended December 31, 2006 contains a portfolio of the investments of the Fund as of December 31, 2006, as well as certain other financial information as of this date. The financial statements and notes included in the Annual Report, which includes the Report of Independent Registered Public Accounting Firm thereon, are incorporated herein by reference. The Annual Report will be furnished, without charge, to investors who request copies of this SAI.

General Information

Custodian. State Street Bank and Trust Company, 801 Pennsylvania Avenue, Kansas City, Missouri 64105, serves as custodian of the Fund. It also maintains, under the general supervision of Seligman, the accounting records and determines the net asset value for the Fund.

Independent Registered Public Accounting Firm. Deloitte & Touche LLP, Independent Registered Public Accounting Firm, has been selected as auditors of the Fund. Their address is Two World Financial Center, New York, New York 10281.

APPENDIX A

MOODY’S INVESTORS SERVICE (“MOODY’S”)

DEBT SECURITIES

Aaa: Issuers or issues rated “Aaa” demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Aa: Issuers or issues rated “Aa” demonstrate very strong creditworthiness relative to other US municipal or tax-exempt issuers or issues.

A: Issuers or issues rated “A” present above-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Baa: Issuers or issues rated “Baa” represent average creditworthiness relative to other US municipal or tax- exempt issuers or issues.

Ba: Issuers or issues rated “Ba” demonstrate below-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

B: Issuers or issues rated “B” demonstrate weak creditworthiness relative to other US municipal or tax- exempt issuers or issues.

Caa: Issuers or issues rated “Caa” demonstrate very weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Ca: Issuers or issues rated “Ca” demonstrate extremely weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

C: Issuers or issues rated “C” demonstrate the weakest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Note: Moody’s appends numerical modifiers “1”, “2”, and “3” to each generic rating category from “Aa” through “Caa”. The modifier “1” indicates that the issuer or obligation ranks in the higher end of its generic rating category; the modifier “2” indicates a mid-range ranking; and the modifier “3” indicates a ranking in the lower end of that generic rating category.

COMMERCIAL PAPER

Short-Term Ratings

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted. Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1: Issuers (or supporting institutions) rated “Prime-1” have a superior ability to repay short-term debt obligations.

P-2: Issuers (or supporting institutions) rated “Prime-2” have a strong ability to repay short-term debt obligations.

P-3: Issuers (or supporting institutions) rated “Prime-3” have an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated “Not Prime” do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

STANDARD & POOR’S RATINGS SERVICES (“S&P”)

DEBT SECURITIES

The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

AAA: An obligation rated “AAA” has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circum-stances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C: Obligations rated “BB”, “B”, “CCC”, “CC”, and “C” are regarded as having significant speculative characteristics. “B” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated “BB” is less vulnerable to non-payment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated “B” is more vulnerable to non-payment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated “CC” is currently highly vulnerable to nonpayment.

C: The “C” rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D: An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-)

The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

N.R.: An issue designated “N.R.” is not rated.

COMMERCIAL PAPER

A: S&P’s commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from “A” for the highest-quality obligations to “D” for the lowest. These categories are as follows:

A-1: This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated “A-1”.

A-3: Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B: Issues rated “B” are regarded as having only speculative capacity for timely payment.

C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D: Debt rated “D” is in payment default. The “D” rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period.

RATINGS OF FIXED-INCOME SECURITIES

FITCH RATINGS, A MAJORITY OWNED SUBSIDIARY OF FIMALAC, S.A. (“FITCH”)

FIXED-INCOME SECURITIES

International Long-Term Credit Ratings

International Long-Term Credit Ratings (LTCR) may also be referred to as Long-Term Ratings. When assigned to most issuers, it is used as a benchmark measure of probability of default and is formally described as an Issuer Default Rating (IDR). The major exception is within Public Finance, where IDRs will not be assigned as market convention has always focused on timeliness and does not draw analytical distinctions between issuers and their underlying obligations. When applied to issues or securities, the LTCR may be higher or lower than the issuer rating (IDR) to reflect relative differences in recovery expectations.

The following rating scale applies to foreign currency and local currency ratings:

Investment Grade

AAA: Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good credit quality. ‘BBB’ ratings indicate that there is currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

Speculative Grade

BB: Speculative. ‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B: Highly speculative. For issuers and performing obligations, ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment. For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of ‘R1’ (outstanding).

CCC: For issuers and performing obligations, default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions. For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of ‘R2’ (superior), or ‘R3’ (good) or ‘R4’ (average).

CC: For issuers and performing obligations, default of some kind appears probable.

For individual obligations, may indicate distressed or defaulted obligations with a Recovery Rating of ‘R4’ (average) or ‘R5’ (below average).

C: For issuers and performing obligations, default is imminent. For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of ‘R6’ (poor).

RD: Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

D: Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following:

•

failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation; - the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor; or - the distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.

Issuers will be rated ‘D’ upon a default. Defaulted and distressed obligations typically are rated along the continuum of ‘C’ to ‘B’ ratings categories, depending upon their recovery prospects and other relevant characteristics. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and/or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the ‘B’ or ‘CCC-C’ categories.

Default is determined by reference to the terms of the obligations’ documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation’s documentation, or where it believes that default ratings consistent with Fitch’s published definition of default are the most appropriate ratings to assign.

International Short-Term Credit Ratings

The following ratings scale applies to foreign currency and local currency ratings. A Short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for US public finance, in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1: Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3: Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Indicates an entity or sovereign that has defaulted on all of its financial obligations.

Notes to International Long-Term and Short-Term ratings:

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' Long-term rating category, to categories below ‘CCC’, or to Short-term ratings other than ‘F1’. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

Rating Outlook: An Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are ‘stable’ could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Program ratings (such as the those assigned to MTN shelf registrations) relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e. those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

Variable rate demand obligations and other securities which contain a short-term ‘put’ or other similar demand feature will have a dual rating, such as AAA/F1+. The first rating reflects the ability to meet long-term principal and interest payments, whereas the second rating reflects the ability to honor the demand feature in full and on time.

Interest Only

Interest Only ratings are assigned to interest strips. These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.

Principal Only

Principal Only ratings address the likelihood that a security holder will receive their initial principal investment either before or by the scheduled maturity date.

Rate of Return

Ratings also may be assigned to gauge the likelihood of an investor receiving a certain predetermined internal rate of return without regard to the precise timing of any cash flows.

‘PIF’: Paid-in -Full; denotes a security that is paid-in-full, matured, called, or refinanced.

‘NR’ indicates that Fitch Ratings does not rate the issuer or issue in question.

‘Withdrawn’: A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced, or for any other reason Fitch Ratings deems sufficient.

PART C. OTHER INFORMATION

Item 23.	Exhibits.

All Exhibits listed below have been previously filed and are incorporated herein by reference, except those Exhibits marked with an asterisk (*), which will be filed by amendment.

(a)	Articles Supplementary. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 83 filed on April 29, 2003.)

(a)(1)	Articles of Amendment to Articles of Incorporation of Registrant. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 83 filed on April 29, 2003.)

(a)(2)	Amended and Restated Articles of Incorporation of Registrant. (Incorporated by reference to Registrant's Post-Effective Amendment No. 74, filed on April 29, 1997.)

(b)	Amended and Restated By-laws of the Registrant. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 87 filed on May 1, 2006).

(c)	Specimen Stock Certificate of Class B Capital Stock. (Incorporated by reference to Form SE filed on April 16, 1996).

(c)(1)	Specimen Stock Certificate of Class D Capital Stock. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 70 filed on April 23, 1993.)

(d)	Amended Management Agreement between Registrant and J. & W. Seligman & Co. Incorporated. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 73 filed on April 19, 1996.)

(e)	Form of Sales Agreement between Registrant and Seligman Advisors, Inc. (Incorporated by reference to Post-Effective Amendment No. 3 to the Registration Statement of Seligman Investment Grade Fixed Income Fund, Inc. (File No. 811-10423) filed on January 28, 2003.)

(e)(1)	Form of Addendum to Sales/Bank Agreement. (Incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement of Seligman Investment Grade Fixed Income Fund, Inc. (File No.811-10423) filed on April 29, 2003.)

(e)(2)	Form of Bank Agreement between Seligman Advisors, Inc. and Banks. (Incorporated by reference to Post-Effective Amendment No. 57 to the Registration Statement of Seligman Capital Fund, Inc. (File No. 811-1886) filed on May 28, 1999.)

(e)(3)	Form of Amended Distributing Agreement between Registrant and Seligman Advisors, Inc. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 74, filed on April 29, 1997.)

(e)(4)	Form of Sales Agreement between Seligman Advisors, Inc. and Morgan Stanley Dean Witter, Inc. (Incorporated by reference to Post-Effective Amendment No. 53 to the Registration Statement of Seligman Capital Fund, Inc. (File No. 811-1886) filed on April 28, 1997.)

(e)(5)	Form of Sales Agreement between Seligman Advisors, Inc. and Morgan Stanley Dean Witter, Inc. with respect to certain Chilean institutional investors. (Incorporated by reference to Post-Effective Amendment No. 53 to the Registration Statement of Seligman Capital Fund, Inc. (File No. 811-1886) filed on April 28, 1997.)

(e)(6)	Form of Dealer Agreement between Seligman Advisors, Inc. and Salomon Smith Barney Inc. (Incorporated by reference to Post-Effective Amendment No. 53 to the Registration Statement of Seligman Capital Fund, Inc. (File No. 811-1886) filed on April 28, 1997.)

PART C. OTHER INFORMATION (continued)

(f)	Matched Accumulation Plan of J. & W. Seligman & Co. Incorporated. (Incorporated by reference to Post-Effective Amendment No. 21 to the Registration Statement of Seligman Frontier Fund, Inc. (File No. 811-4078) filed on January 28, 1997.)

(f)(1)	Deferred Compensation Plan for Directors. (Incorporated by reference to Exhibit (f) of Post-Effective Amendment No. 1 of the Registration Statement of Seligman LaSalle Real Estate Fund Series, Inc. (File No. 811-21365) filed on July 9, 2003.)

(g)	Copy of Custodian Agreement between Registrant and Investors Fiduciary Trust Company. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 74 filed on April 29, 1997.)

(h)	Not Applicable.

(i)	Opinion and Consent of Counsel in respect of Class I shares and Class R shares. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 83 filed on April 29, 2003.)

(i)(1)	Opinion and Consent of Counsel in respect of Class C shares. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 78 filed on May 28, 1999.)

(i)(2)	Opinion and Consent of Counsel. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 74 filed on April 29, 1997.)

(j)	*Consent of Independent Registered Public Accounting Firm.

(k)	Not Applicable.

(l)	Form of Purchase Agreement (Investment Letter) for Initial Capital in respect of Class R shares between Registrant and Seligman Advisors, Inc. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 83 filed on April 29, 2003.)

(l)(1)	Form of Purchase Agreement (Investment Letter) for Initial Capital in respect of Class I shares between Registrant and Seligman Advisors, Inc. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 83 filed on April 29, 2003.)

(l)(2)	Form of Purchase Agreement (Investment Letter) for Initial Capital between Registrant’s Class C shares and J. & W. Seligman & Co. Incorporated. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 78 filed on May 28, 1999.)

(l)(3)	Purchase Agreement (Investment Letter) for Initial Capital between Registrant’s Class B shares and J. & W. Seligman & Co. Incorporated. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 73 filed on April 19, 1996.)

(l)(4)	Purchase Agreement (Investment Letter) for Initial Capital between Registrant’s Class D shares and J. & W. Seligman & Co. Incorporated. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 74 filed on April 29, 1997.)

(m)	Form of Amended Administration, Shareholder Services and Distribution Plan of Registrant. (Incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement of Seligman Investment Grade Fixed Income Fund, Inc. (File No. 811-10423) file on April 29, 2003.)

(m)(1)	Form of Amended Administration, Shareholder Services and Distribution Agreement between Seligman Advisors, Inc. and Dealers. (Incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement of Seligman Investment Grade Fixed Income Fund, Inc. (File No. 811-10423) file on April 29, 2003.)

PART C. OTHER INFORMATION (continued)

(m)(2)	Form of Services Agreement between Morgan Stanley Dean Witter, Inc. and Seligman Advisors, Inc. (Incorporated by reference to Exhibit (m)(3) of Post-Effective Amendment No. 1 to the Registration Statement of Seligman LaSalle Real Estate Fund Series, Inc. (File No. 811-21365) filed on July 9, 2003.)

(m)(3)	Form of Selected Dealer Agreement between Merrill Lynch Pierce, Fenner & Smith, Incorporated and Seligman Advisors, Inc. (Incorporated by reference to Exhibit (m)(4) of Post-Effective Amendment No. 1 to the Registration Statement of Seligman LaSalle Real Estate Fund Series, Inc. (File No. 811-21365) filed on July 9, 2003.)

(m)(4)	Form of Supplemental Fund Services Agreement between Merrill Lynch Pierce, Fenner & Smith, Incorporated and J. & W. Seligman & Co. Incorporated, Seligman Advisors, Inc. and Seligman Data Corp. (Incorporated by reference to Seligman LaSalle Real Estate Fund Series, Inc. Post-Effective Amendment No. 7 filed on December 29, 2006.)

(m)(5)	Form of Services Agreement between CIBC Oppenheimer & Co., Inc and Seligman Advisors, Inc. (Incorporated by reference to Exhibit (m)(5) of Post-Effective Amendment No. 1 to the Registration Statement of Seligman LaSalle Real Estate Fund Series, Inc. (File No. 811-21365) filed on July 9, 2003.)

(m)(6)	Form of Services Agreement between Paine Webber Incorporated and Seligman Advisors, Inc. (Incorporated by reference to Exhibit (m)(6) of Post-Effective Amendment No. 1 to the Registration Statement of Seligman LaSalle Real Estate Fund Series, Inc. (File No. 811-21365) filed on July 9, 2003.)

(m)(7)	Form of Services Agreement among Fidelity Brokerage Services, LLC, National Financial Services, LLC, Seligman Advisors, Inc. and Seligman Data Corp. (Incorporated by reference to Exhibit (m)(7) of Post-Effective Amendment No. 1 to the Registration Statement of Seligman LaSalle Real Estate Fund Series, Inc. (File No. 811-21365) filed on July 9, 2003.)

(m)(8)	Participation Agreement between Salomon Smith Barney Inc. and Seligman Advisors, Inc. (Incorporated by reference to Exhibit (m)(8) of Post-Effective Amendment No. 42 to the Registration Statement of Seligman Municipal Fund Series, Inc. (File No. 811-3828) filed on January 29, 2005.)

(m)(9)	Form of Services Agreement between Charles Schwab & Co., Inc., the Registrant, Seligman Advisors, Inc. and Seligman Data Corp. (Incorporated by reference to Exhibit (m)(9) of Post-Effective Amendment No. 1 to the Registration Statement of Seligman LaSalle Real Estate Fund Series, Inc. (File No. 811-21365) filed on July 9, 2003.)

(m)(10)	Form of Mutual Fund Dealer Agreement between Seligman Advisors, Inc. and Salomon Smith Barney Inc. (Incorporated by reference to Exhibit (m)(10) of Post-Effective Amendment No. 1 to the Registration Statement of Seligman LaSalle Real Estate Fund Series, Inc. (File No. 811-21365) filed on July 9, 2003.)

(m)(11)	Form of Supplemental Fund Services Agreement between The Princeton Retirement Group, Inc. and GPC Securities, Inc. and J. & W. Seligman & Co. Incorporated, Seligman Advisors, Inc. and Seligman Data Corp. (Incorporated by reference to Seligman LaSalle Real Estate Fund Series, Inc. Post-Effective Amendment No. 7 filed on December 29, 2006.)

(n)	Amended Plan of Multiple Classes of Shares (six Classes) pursuant to Rule 18f-3 under the Investment Company Act of 1940, as amended. (Incorporated by reference to Post-Effective Amendment No. 9 of the Registration Statement of Seligman LaSalle Real Estate Fund Series, Inc. (File No. 811-21365) filed on April 11, 2007.)

(p)	Code of Ethics of Registrant and J. & W. Seligman & Co. Incorporated, Seligman Advisors, Inc. and affiliates. (Incorporated by reference to Exhibit (p) of Post-Effective Amendment No. 42 to the Registration Statement of Seligman Municipal Fund Series, Inc. (File No. 811-3828) filed on January 29, 2005.)

PART C. OTHER INFORMATION (continued)

(Other Exhibits)	*(a) Power of Attorney for John F. Maher.

(b) Power of Attorney for Leroy C. Richie. (Incorporated by reference to Registrant's Post-Effective Amendment No. 80 filed on April 27, 2001.)

(c) Powers of Attorney. (Incorporated by reference to Registrant’s Post-Effective Amendment No.74 filed on April 29, 1997.)

Item 24.	Persons Controlled by or Under Common Control with Registrant. Seligman Data Corp. (“SDC”), a New York corporation, is owned by the Registrant and certain associated investment companies. The Registrant's investment in SDC is recorded at a cost of $3,553.

Item 25.	Indemnification. Reference is made to the provisions of Articles Twelfth and Thirteenth of Registrant’s Amended and Restated Articles of Incorporation filed as Exhibit 24(b)(1) to Registrant’s Post-Effective Amendment No. 74 to the Registration Statement filed on April 29, 1997 and Article X of Registrant’s Amended and Restated By-laws filed as Exhibit Item 23(b) to Registrant’s Post-Effective Amendment No. 87 filed on May 1, 2006.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised by the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.	Business and Other Connections of Investment Adviser. J. & W. Seligman & Co. Incorporated, a Delaware corporation, (“Seligman”), is the Registrant’s investment manager and is an investment adviser registered under the Investment Advisors Act of 1940, as amended. The list required by this Item 26 of officers and directors of Seligman, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two fiscal years, is incorporated by reference to Item 26 of Post-Effective Amendment No. 44 to the Registration Statement of Seligman Municipal Fund Series, Inc. (File No. 811-3828), filed on January 29, 2007.

Item 27.	Principal Underwriters.

(a)	The names of each investment company (other than the Registrant) for which Registrant’s principal underwriter is currently distributing securities of the Registrant and also acts as a principal underwriter, are as follows: Seligman Capital Fund, Inc., Seligman Cash Management Fund, Inc., Seligman Common Stock Fund, Inc., Seligman Communications and Information Fund, Inc., Seligman Frontier Fund, Inc., Seligman Growth Fund, Inc., Seligman Global Fund Series, Inc., Seligman High Income Fund Series, Seligman Core Fixed Income Fund, Inc. (formerly, Seligman Investment Grade Fixed Income Fund, Inc.), Seligman LaSalle Real Estate Fund Series, Inc., Seligman Municipal Fund Series, Inc., Seligman Municipal Series Trust, Seligman New Jersey Municipal Fund, Inc., Seligman Pennsylvania Municipal Fund Series, Seligman Portfolios, Inc., Seligman TargetHorizon ETF Portfolios, Inc., Seligman Time Horizon/Harvester Series, Inc. and Seligman Value Fund Series, Inc.

PART C. OTHER INFORMATION (continued)

(b) Name of each director, officer or partner of Registrant’s principal underwriter named in response to Item 20:

Seligman Advisors, Inc. As of April 3, 2007

(1) Name and Principal Business Address	(2) Positions and Offices with Underwriter	(3) Positions and Offices with Registrant

William C. Morris*	Chairman of the Board and Director	Chairman of the Board
Brian T. Zino*	Director	President, Director and Chief Executive Officer
Charles W. Kadlec*	Director and President	None
David F. Stein*	Director	None
Rodney G.D. Smith*	Director	None
John H. Clark*	Director	None
John B. Cunningham*	Director	None
Neil T. Eigen*	Director	None
Thomas M. Moles*	Director	None
Paul H. Wick*	Director	None
Richard M. Potocki*	Managing Director, Director of Sales	None
Jonathan G. Evans*	Managing Director, Sales	None
Bruce M. Tuckey*	Managing Director, Sales	None
Andrew S. Veasy*	Managing Director, Sales	None
Thomas G. Rose*	Senior Vice President, Finance	Vice President
James R. Besher*	Senior Vice President, Regional Sales	None
Gerald I. Cetrulo, III*	Senior Vice President, Sales	None
Arthur A. Condron*	Senior Vice President, Offshore Sales and Administration and Director, Wealth Management Services	None
Emily H. Calcagno*	Senior Vice President, Relationship Management	None
Jeffrey S. Dean*	Senior Vice President, Director of Operations and Business Planning	None
Kenneth J. Dougherty*	Senior Vice President, Sales	None
T. Wayne Knowles*	Senior Vice President, Divisional Sales Director	None
Michelle L. Rappa*	Managing Director, Marketing	None
Ronald W. Pond*	Senior Vice President, Divisional Sales Director	None
Thomas P. Parnell*	Senior Vice President, Sales	None
J. Jeffery Rold*	Senior Vice President, Divisional	None
Sales Director
Daniel R. Molloy*	Senior Vice President, Retirement Plans Manager	None
Jeffery C. Pleet*	Senior Vice President, Regional Retirement Plans Manager	None
Judith L. Lyon*	Senior Vice President, Sales	None
Joseph J. Williams, Jr.*	Senior Vice President, Sales	None
John H. Pierucki*	Senior Vice President, Regional Sales	None
Gary A. Terpening*	Senior Vice President, Director of Business Development	None
Marcie L. Blanco*	Vice President, Regional Retirement Plans Manager	None

PART C. OTHER INFORMATION (continued)

Seligman Advisors, Inc. As of April 3, 2007

(1) Name and Principal Business Address	(2) Positions and Offices with Underwriter	(3) Positions and Offices with Registrant
Matthew K. Scott*	Vice President, Regional Retirement Plans Manager	None
Michael J. Ferry*	Vice President, Regional Retirement Plans Manager	None
Nicole C. Grogan*	Vice President, Manager, Sales Administration and Planning, Managed Money	None
Peter J. Campagna*	Senior Vice President, Managed Products	None
Dina L. Cutrone*	Vice President, Retirement Marketing	None
Helen Delman*	Vice President, Product Development	None
Matthew Witschel*	Vice President, Manager of Internal Sales	None
Steven J. Ralff*	Vice President, Product Manager	None
Matthew Saunders*	Vice President, Product Manager	None
Paula A. Smith*	Senior Vice President, Director of Retirement Plans	None
John T. Szwed*	Vice President, Product Manager	None
William DeSanto*	Senior Vice President, Director of Product Management	None
Sean C. Hausman*	Vice President, Regional Sales	None
Brian P. Karavlan*	Vice President, Regional Sales	None
Brian C. Kelleher*	Vice President, Regional Sales	None
Michael Loftus*	Vice President, Regional Sales	None
John Kielmeyer*	Vice President, Regional Sales	None
Jennifer Danzi*	Vice President, Regional Sales	None
David A. Carrano*	Vice President, Regional Sales	None
Matthew R. Compton*	Vice President, Regional Sales	None
Conor W. McKenna*	Vice President, Regional Sales	None
James M. Wing*	Vice President, Regional Sales	None
Lisa M. MacDonald*	Vice President, Sales Administration and Planning	None
Frank J. Nasta*	Director and Corporate Secretary	Secretary
Paul B. Goucher*	Assistant Corporate Secretary	None
Jennifer G. Muzzey*	Assistant Corporate Secretary	None
Joseph L. D’Alessandro*	Assistant Corporate Secretary	None
Albert A. Pisano*	Senior Vice President, Chief Compliance Officer	None
Katherine J. Shetler*	Vice President and Treasurer	None
Julie S. Rosenberg*	Assistant Treasurer	None
Lawrence P. Vogel*	Assistant Treasurer	Vice President and Treasurer
Richard C. Dluzniewski*	Assistant Treasurer	None
Jennie Haluska*	Assistant Treasurer	None
Sandra Floris*	Assistant Vice President, Order Desk	None
Keith R. Landry*	Vice President, Manager, Order Desk	None
Glen Matthews*	Assistant Vice President, Order Desk	None
Valerie Rummo*	Assistant Vice President, Retirement Sales Desk Manager	None

PART C. OTHER INFORMATION (continued)

Seligman Advisors, Inc. As of April 3, 2007

(1) Name and Principal Business Address	(2) Positions and Offices with Underwriter	(3) Positions and Offices with Registrant
Karin Billias*	Vice President, Retirement Marketing	None
Oscar Lagos*	Assistant Vice President, Operations	None

*	The principal business address of each of these directors and/or officers is 100 Park Avenue, New York, NY 10017.

(c) Not applicable.

Item 28.	Location of Accounts and Records. The accounts, books and documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are kept in the possession of J. & W. Seligman & Co. Incorporated at its offices located at 100 Park Avenue, New York, NY 10017 or at the following locations: (1) State Street Bank and Trust Company, 801 Pennsylvania Avenue, Kansas City, Missouri 64105, custodian of the Registrant’s cash and securities and agent performing certain accounting and record-keeping functions relating to portfolio transactions and calculating the net asset value of the Registrant, and (2) Seligman Data Corp., 100 Park Avenue, New York, NY 10017, shareholder service agent, who maintains shareholder records for the Registrant.

Item 29.	Management Services. Not Applicable.

Item 30.	Undertakings. Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 89 to its Registration Statement under Rule 485(b) of the Securities Act of 1933, as amended, and has duly caused this Post-Effective Amendment No. 89 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 30th day of April, 2007.

SELIGMAN INCOME AND GROWTH FUND, INC.

By:	/s/ Brian T. Zino
Brian T. Zino, President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 89 has been signed below by the following persons in the capacities indicated on April 30, 2007.

Signature	Title

/s/ Brian T.Zino	Director, President and Chief Executive Officer (Principal Executive Officer)
Brian T. Zino

/s/ William C. Morris	Chairman of the Board and Director
William C. Morris

/s/ Lawrence P. Vogel	Treasurer (Principal Financial and Accounting Officer)
Lawrence P. Vogel

John R. Galvin, Director	)
John F. Maher, Director	)
Frank A. McPherson, Director	)
Betsy S. Michel, Director	)	/s/ Brian T. Zino
Leroy C. Richie, Director	)	Brian T. Zino, Attorney-in-Fact
Robert L. Shafer, Director	)
James N. Whitson, Director	)

SELIGMAN INCOME AND GROWTH FUND, INC.

Post-Effective Amendment No. 89 to the

Registration Statement on Form N-1A

EXHIBIT INDEX

Form N-1A Item No.	Description
Item 23(j)	Consent of Independent Registered Public Accounting Firm

(Other Exhibits)	Power of Attorney for John F. Maher.